UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
---------------------------------------------------------
(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
-------------------------------------------------------------
(Address of principal executive offices) (Zip code)

MICHAEL J. LEARY, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4490
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Date of fiscal year end: 7/31
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Date of reporting period: 7/31/11
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared seven annual reports to shareholders for the year ended July 31, 2011 for series of John Hancock Funds II with July 31 fiscal year end. The first report applies to the Technical Opportunities Fund, the second report applies to the Global High Yield Fund, the third report applies to Multi Sector Bond Fund, the fourth report applies to Currency Strategies Fund, the fifth report applies Fundamental All Cap Core Fund, the sixth report applies to Fundamental Large Cap Core Fund and the seventh report applies to Fundamental Large Cap Value Fund. Currency Strategies Fund, Fundamental All Cap Core Fund, Fundamental Large Cap Core Fund and Fundamental Large Cap Value Fund began operations during the fiscal year ended July 31, 2011.

John Hancock
MUTUAL FUNDS

John Hancock
Technical Opportunities Fund

Annual Report
7.31.11

A look at performance

Total returns for the period ended July 31, 2011

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
	1-year	5-year	10-year	inception[1]	1-year	5-year	10-year	inception[1]

Class A	9.15	—	—	3.73	9.15	—	—	7.60

Class I2	15.47	—	—	6.86	15.47	—	—	14.20

Class NAV [2]	15.66	—	—	7.00	15.66	—	—	14.50

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial Highlights tables in this report. For all classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class NAV
Net/Gross (%)	1.93	1.45	1.39

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

6 Technical Opportunities Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class I2	8-3-09	$11,420	$11,420	$13,279

Class NAV[2]	8-3-09	11,450	11,450	13,279

MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that unmanaged is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

1 From 8-3-09.

2 For certain types of investors, as described in the Fund’s Class I and Class NAV shares prospectuses.

3 NAV represents net asset value and POP represents public offering price.

Annual report | Technical Opportunities Fund 7

Management’s discussion of

Fund performance

By Wellington Management Company, LLP

Global equities surged in the second half of 2010 and early 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth and generally improving economic data. However, the market hit an air pocket in May erasing some of the earlier gains as investors became increasingly worried that policy tightening in Europe would hamper global economic growth. This negative trend continued, sending global equities down through the end of the period. The U.S. debt downgrade that occurred shortly after the Fund’s July 31, 2011 fiscal year end, further pressured the markets. For the 12-month period ended July 31, 2011, John Hancock Technical Opportunities Fund’s Class A shares returned 14.91% at net asset value, underperforming both the average 18.97% return of its benchmark, the MSCI All Country World Index, and the 18.59% return of its Morningstar, Inc. world stock fund peer group.

Stocks within the industrials, materials and energy sectors underperformed the benchmark index and detracted from relative performance. An allocation to cash in periods when the equity market rallied also caused the Fund to lag its benchmark. The Fund’s position in the iPath S&P 500 VIX Short Term Futures ETN was the largest detractor from relative results. We purchased it as its positive trend moved within a range, and sold it at a loss when the price structure broke down. Other large detractors included U.S.-based coal producer Alpha Natural Resources, Inc. and air carrier U.S. Airways Group, Inc. We held both securities because they exhibited positive trend characteristics. Our process led us to exit both positions before the end of the period as their price structure eroded and broke support levels. The biggest contributions came from stocks in the consumer staples, consumer discretionary and information technology sectors. Green Mountain Coffee Roasters, Inc., a specialty coffee and brewing systems company, was the top performer. We bought Green Mountain Coffee at the end of 2010 as the stock emerged from a period of stability into a strong uptrend that persisted throughout the period. Internet retailer Amazon.com, Inc. was a top relative performer within the consumer discretionary sector.

This commentary reflects the views of the portfolio manager through 8-31-11. The manager’s statements reflect his own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. As a result, credit, market and other risks associated with the Fund’s investment strategies or techniques may be more pronounced for the Fund than for funds that are diversified.

8 Technical Opportunities Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2011 with the same investment held until July 31, 2011.

	Account value	Ending value	Expenses paid during
	on 2-1-11	on 7-31-11	period ended 7-31-11[1]

Class A	$1,000.00	$1,000.90	$9.48

Class I	1,000.00	1,002.60	7.55

Class NAV	1,000.00	1,003.50	6.81

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Technical Opportunities Fund 9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2011, with the same investment held until July 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-11	on 7-31-11	period ended 7-31-11[1]

Class A	$1,000.00	$1,015.30	$9.54

Class I	1,000.00	1,017.30	7.60

Class NAV	1,000.00	1,018.00	6.85

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.91%, 1.52% and 1.37% for Class A, Class I and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10 Technical Opportunities Fund | Annual report

Portfolio summary

Top 10 Holdings (25.7% of Net Assets on 7-31-11)[1,2]

Amazon.com, Inc.	3.8%	Salesforce.com, Inc.	2.4%

Apple, Inc.	3.4%	Deckers Outdoor Corp.	2.1%

Green Mountain Coffee Roasters, Inc.	3.2%	Dena Company, Ltd.	2.0%

Netflix, Inc.	2.8%	Intuitive Surgical, Inc.	1.7%

VMware, Inc., Class A	2.6%	Sirius XM Radio, Inc.	1.7%

Sector Composition[2,3]

Information Technology	27%	Energy	6%

Consumer Discretionary	25%	Consumer Staples	4%

Industrials	12%	Financials	1%

Health Care	9%	Telecommunication Services	1%

Materials	8%	Short-Term Investments & Other	7%

Country Composition[2,3]

United States	76%	South Korea	1%

Canada	4%	United Kingdom	1%

Japan	4%	Austria	1%

Hong Kong	2%	Germany	1%

China	2%	Short-Term Investments & Other	7%

France	1%

1 Cash and cash equivalents not included in Top 10 Holdings.

2  As a percentage of net assets on 7-31-11.

3  Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets.

Annual report | Technical Opportunities Fund 11

Fund’s investments

As of 7-31-11

	Shares	Value
Common Stocks 92.98%		$671,931,375

(Cost $618,483,464)

Consumer Discretionary 25.45%		183,929,824

Auto Components 0.73%

Hankook Tire Company, Ltd.	44,740	1,819,108

Lear Corp.	70,200	3,439,800

Automobiles 0.74%

Brilliance China Automotive Holdings, Ltd. (I)	4,190,000	5,360,980

Hotels, Restaurants & Leisure 3.11%

The Wendy’s Company	1,905,011	10,039,408

Wynn Macau, Ltd.	790,800	2,768,524

Wynn Resorts, Ltd.	62,700	9,635,736

Household Durables 0.59%

Tupperware Brands Corp.	68,300	4,268,067

Internet & Catalog Retail 8.08%

Amazon.com, Inc. (I)	123,300	27,436,716

Netflix, Inc. (I)(L)	75,500	20,082,245

priceline.com, Inc. (I)	20,200	10,860,530

Media 1.71%

Sirius XM Radio, Inc. (I)(L)	5,862,800	12,370,508

Specialty Retail 2.41%

Belle International Holdings, Ltd.	3,391,000	7,445,706

Sally Beauty Holdings, Inc. (I)	172,400	2,965,280

Teavana Holdings, Inc. (I)	5,300	149,460

Tiffany & Company (L)	86,400	6,876,576

Textiles, Apparel & Luxury Goods 8.08%

Christian Dior SA	11,986	1,909,647

Coach, Inc.	106,900	6,901,464

CROCS, Inc. (I)(L)	367,600	11,516,908

Deckers Outdoor Corp. (I)	150,800	14,966,900

Lululemon Athletica, Inc. (I)(L)	115,300	6,980,262

Oxford Industries, Inc. (L)	80,300	3,146,154

Quiksilver, Inc. (I)(L)	470,900	2,476,934

Steven Madden, Ltd. (I)(L)	31,135	1,186,244

Under Armour, Inc., Class A (I)(L)	127,049	9,326,667

12 Technical Opportunities Fund | Annual report	See notes to financial statements

	Shares	Value
Consumer Staples 3.29%		$23,797,149

Beverages 0.07%

Primo Water Corp. (I)	37,500	540,000

Food Products 3.22%

Green Mountain Coffee Roasters, Inc. (I)(L)	223,734	23,257,149

Energy 5.97%		43,145,445

Energy Equipment & Services 1.84%

Atwood Oceanics, Inc. (I)(L)	59,500	2,778,650

Halliburton Company	191,700	10,491,741

Oil, Gas & Consumable Fuels 4.13%

Kodiak Oil & Gas Corp. (I)	304,800	2,069,592

Plains Exploration & Production Company (I)	290,200	11,320,702

Range Resources Corp. (L)	137,400	8,952,984

SandRidge Energy, Inc. (I)	653,800	7,531,776

Financials 1.23%		8,865,488

Real Estate Management & Development 1.23%

Daito Trust Construction Company, Ltd.	38,200	3,676,915

Wheelock and Company, Ltd.	1,213,000	5,188,573

Health Care 9.28%		67,060,733

Biotechnology 2.81%

Biogen Idec, Inc. (I)	101,200	10,309,244

NPS Pharmaceuticals, Inc. (I)	558,500	5,395,110

Vertex Pharmaceuticals, Inc. (I)	89,500	4,641,470

Health Care Equipment & Supplies 2.65%

Hologic, Inc. (I)	363,100	6,742,767

Intuitive Surgical, Inc. (I)(L)	31,000	12,417,050

Health Care Providers & Services 0.76%

Catalyst Health Solutions, Inc. (I)(L)	83,358	5,462,450

Pharmaceuticals 3.06%

Eli Lilly & Company	234,200	8,969,860

Endo Pharmaceuticals Holdings, Inc. (I)(L)	233,200	8,686,700

Forest Laboratories, Inc. (I)	119,700	4,436,082

Industrials 11.72%		84,652,586

Aerospace & Defense 3.69%

Cubic Corp.	224,603	10,902,230

Goodrich Corp.	81,700	7,772,938

Safran SA	192,628	7,971,401

Construction & Engineering 0.88%

KBR, Inc.	178,400	6,359,960

Electrical Equipment 0.75%

Zumtobel AG (L)	229,428	5,385,480

Machinery 3.10%

Joy Global, Inc. (L)	128,300	12,049,936

Kennametal, Inc.	95,200	3,753,736

Pall Corp.	132,200	6,554,476

See notes to financial statements	Annual report | Technical Opportunities Fund 13

	Shares	Value
Professional Services 0.95%

Acacia Research (I)	160,500	$6,888,660

Road & Rail 1.35%

Kansas City Southern (I)	164,600	9,769,010

Trading Companies & Distributors 1.00%

Samsung Corp.	91,145	7,244,759

Information Technology 26.44%		191,087,857

Communications Equipment 0.73%

AAC Acoustic Technologies Holdings, Inc.	2,280,000	5,262,653

Computers & Peripherals 4.32%

Apple, Inc. (I)	62,300	24,326,905

EMC Corp. (I)	264,500	6,898,160

Internet Software & Services 4.16%

Dena Company, Ltd.	291,300	14,533,570

eBay, Inc. (I)	245,900	8,053,225

Open Text Corp. (I)(L)	77,600	5,242,656

Vocus, Inc. (I)	77,500	2,214,175

IT Services 2.09%

Cardtronics, Inc. (I)	257,000	5,905,860

ServiceSource International, Inc. (I)(L)	142,000	2,649,720

Teradata Corp. (I)	119,480	6,566,621

Semiconductors & Semiconductor Equipment 3.85%

ARM Holdings PLC, ADR	203,800	5,867,402

Cavium, Inc. (I)(L)	74,700	2,576,403

Nanometrics, Inc. (I)	89,769	1,516,198

Omnivision Technologies, Inc. (I)(L)	345,100	10,090,724

Skyworks Solutions, Inc. (I)(L)	271,200	6,864,072

TriQuint Semiconductor, Inc. (I)(L)	124,600	936,992

Software 11.29%

BMC Software, Inc. (I)	97,000	4,192,340

Citrix Systems, Inc. (I)	165,600	11,929,824

Glu Mobile Inc. (I)(L)	815,486	4,093,740

NetSuite, Inc. (I)	128,467	5,037,191

QLIK Technologies, Inc. (I)	281,211	8,523,505

Salesforce.com, Inc. (I)(L)	119,600	17,307,316

Taleo Corp. (I)(L)	119,900	3,968,690

VirnetX Holding Corp. (I)(L)	244,169	7,425,179

VMware, Inc., Class A (I)(L)	190,400	19,104,736

Materials 8.39%		60,627,116

Chemicals 2.76%

FMC Corp.	87,100	7,627,347

K&S AG (I)	44,108	3,531,858

The Mosaic Company (L)	124,200	8,783,424

Construction Materials 0.95%

Anhui Conch Cement Company, Ltd.	1,464,500	6,845,596

14 Technical Opportunities Fund | Annual report	See notes to financial statements

		Shares	Value
Metals & Mining 4.68%

First Quantum Minerals, Ltd.		40,900	$5,670,222

Freeport-McMoRan Copper & Gold, Inc.		128,100	6,784,176

Goldcorp, Inc.		133,100	6,363,511

IAMGOLD Corp.		333,000	6,660,000

Molycorp, Inc. (I)(L)		131,400	8,360,982

Telecommunication Services 1.21%			8,765,177

Wireless Telecommunication Services 1.21%

Softbank Corp.		224,600	8,765,177

	Yield	Shares	Value
Securities Lending Collateral 17.21%			$124,322,367

(Cost $124,307,924)
John Hancock Collateral Investment Trust (W)	0.2369% (Y)	12,422,299	124,322,367

		Par value	Value
Short-Term Investments 3.50%			$25,300,000

(Cost $25,300,000)

Repurchase Agreement 3.50%			25,300,000
BNP Paribas Tri-Party Repurchase Agreement dated 7-29-11 at 0.200% to be repurchased at $25,300,422 on 8-1-11, collateralized by $12,940,940,
Federal National Mortgage Association, 4.000% to 7.000% due 1-1-26
to 8-1-36 (valued at $12,998,444, including interest) and $12,771,584
Federal Home Loan Mortgage Corporation, 3.500% to 6.000% due
11-1-25 to 12-1-37 (valued at $12,814,556, including interest)		$25,300,000	25,300,000

Total investments (Cost $768,091,388)† 113.69%			$821,553,742

Other assets and liabilities, net (13.69%)			($98,908,334)

Total net assets 100.00%			$722,645,408

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 7-31-11.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 7-31-11.

† At 7-31-11, the aggregate cost of investment securities for federal income tax purposes was $771,747,919. Net unrealized appreciation aggregated $49,805,823, of which $63,391,864 related to appreciated investment securities and $13,586,041 related to depreciated investment securities.

The Fund had the following country concentration as a percentage of net assets on 7-31-11:

United States	76%
Canada	4%
Japan	4%
Hong Kong	2%
China	2%
France	1%
South Korea	1%
United Kingdom	1%
Austria	1%
Germany	1%
Short-Term Investments & Other	7%

See notes to financial statements	Annual report | Technical Opportunities Fund 15

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $643,783,464) including
$120,798,625 of securities loaned (Note 2)	$697,231,375
Investments in affiliated issuers, at value (Cost $124,307,924) (Note 2)	124,322,367

Total investments, at value (Cost $768,091,388)	821,553,742
Cash	36,368
Foreign currency, at value (Cost $137,188)	137,778
Receivable for investments sold	27,227,097
Receivable for fund shares sold	516,859
Dividends and interest receivable	60,248
Receivable for securities lending income	50,873
Other receivables and prepaid expenses	26,101

Total assets	849,609,066

Liabilities

Payable for investments purchased	1,393,768
Payable for fund shares repurchased	1,059,256
Payable upon return of securities loaned (Note 2)	124,342,558
Payable to affiliates
Accounting and legal services fees	15,518
Transfer agent fees	23,549
Other liabilities and accrued expenses	129,009

Total liabilities	126,963,658

Net assets

Capital paid-in	$650,328,439
Undistributed net investment income	14,494
Accumulated net realized gain on investments and foreign
currency transactions	18,848,858
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	53,453,617

Net assets	$722,645,408

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($124,993,085 ÷ 11,031,548 shares)	$11.33
Class I ($62,640,965 ÷ 5,485,197 shares)	$11.42
Class NAV ($535,011,358 ÷ 46,739,752 shares)	$11.45

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[1]	$11.93

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16 Technical Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 7-31-11

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$6,123,203
Securities lending	1,025,788
Interest	91,189
Less foreign taxes withheld	(143,173)

Total investment income	7,097,007

Expenses

Investment management fees (Note 5)	8,611,218
Distribution and service fees (Note 5)	489,367
Accounting and legal services fees (Note 5)	89,669
Transfer agent fees (Note 5)	323,783
Trustees’ fees (Note 5)	5,602
State registration fees (Note 5)	79,833
Printing and postage (Note 5)	64,964
Professional fees	74,521
Custodian fees	185,208
Registration and filing fees	64,770
Other	13,870

Total expenses	10,002,805
Less expense reductions (Note 5)	(16,530)

Net expenses	9,986,275

Net investment loss	(2,889,268)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	71,739,964
Investments in affiliated issuers	(11,889)
Written options (Note 3)	1,033,231
Foreign currency transactions	(1,085,551)
71,675,755
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	19,909,486
Investments in affiliated issuers	(11,416)
Translation of assets and liabilities in foreign currencies	(8,603)
19,889,467
Net realized and unrealized gain	91,565,222

Increase in net assets from operations	$88,675,954

See notes to financial statements	Annual report | Technical Opportunities Fund 17

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period
	ended	ended
	7-31-11	7-31-10
Increase (decrease) in net assets

From operations
Net investment loss	($2,889,268)	($4,340,141)
Net realized gain (loss)	71,675,755	(50,009,798)
Change in net unrealized appreciation (depreciation)	19,889,467	33,564,150

Increase (decrease) in net assets resulting from operations	88,675,954	(20,785,789)

From Fund share transactions (Note 6)	41,487,315	613,267,928

Total increase	130,163,269	592,482,139

Net assets

Beginning of period	592,482,139	—

End of period	$722,645,408	$592,482,139

Undistributed net investment income	$14,494	—

1 Period from 8-3-09 (commencement of operations) to 7-31-10.

18 Technical Opportunities Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES Period ended	7-31-11	7-31-10[1]
Per share operating performance

Net asset value, beginning of period	$9.86	$10.00
Net investment loss[2]	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments	1.56	(0.01)
Total from investment operations	1.47	(0.14)
Net asset value, end of period	$11.33	$9.86
Total return (%)[3,4]	14.91	(1.40)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$125	$165
Ratios (as a percentage of average net assets):
Expenses before reductions	1.90	1.87[6]
Expenses net of fee waivers	1.90	1.87[6]
Net investment loss	(0.79)	(1.23)[6]
Portfolio turnover (%)	361	389

1 Period from 8-3-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Does not reflect the effect of sales charges, if any.
5 Not annualized.
6 Annualized.

CLASS I SHARES Period ended	7-31-11	7-31-10[1]
Per share operating performance

Net asset value, beginning of period	$9.89	$10.00
Net investment loss[2]	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investments	1.57	(0.02)
Total from investment operations	1.53	(0.11)
Net asset value, end of period	$11.42	$9.89
Total return (%)[3]	15.47	(1.10)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$63	$79
Ratios (as a percentage of average net assets):
Expenses before reductions	1.49	1.52[5]
Expenses net of fee waivers	1.49	1.52[5]
Net investment loss	(0.37)	(0.89)[5]
Portfolio turnover (%)	361	389

1 Period from 8-3-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Technical Opportunities Fund 19

CLASS NAV SHARES Period ended	7-31-11	7-31-10[1]
Per share operating performance

Net asset value, beginning of period	$9.90	$10.00
Net investment loss[2]	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	1.58	(0.03)
Total from investment operations	1.55	(0.10)
Net asset value, end of period	$11.45	$9.90
Total return (%)[3]	15.66	(1.00)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$535	$349
Ratios (as a percentage of average net assets):
Expenses before reductions	1.37	1.39[5]
Expenses net of fee waivers	1.37	1.39[5]
Net investment loss	(0.31)	(0.72)[5]
Portfolio turnover (%)	361	389

1 Period from 8-3-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.

20 Technical Opportunities Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Technical Opportunities Fund (the Fund) is a non-diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are sold to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent, printing and postage fees and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual report | Technical Opportunities Fund 21

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$183,929,824	$164,625,859	$19,303,965	—
Consumer Staples	23,797,149	23,797,149	—	—
Energy	43,145,445	43,145,445	—	—
Financials	8,865,488	—	8,865,488	—
Health Care	67,060,733	67,060,733	—	—
Industrials	84,652,586	64,050,946	20,601,640	—
Information Technology	191,087,857	171,291,634	19,796,223	—
Materials	60,627,116	50,249,662	10,377,454	—
Telecommunication
Services	8,765,177	—	8,765,177	—
Securities Lending
Collateral	124,322,367	124,322,367	—	—
Short-Term Investments
Repurchase Agreement	25,300,000	—	25,300,000	—

Total Investments in
Securities	$821,553,742	$708,543,795	$113,009,947	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended July 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB)

22 Technical Opportunities Fund | Annual report

Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Fund.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, an affiliate of the Fund, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

The Fund may be subject to capital gains and repatriation taxes as imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Annual report | Technical Opportunities Fund 23

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended July 31, 2011, the Fund had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, at least annually.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of July 31, 2011, the components of distributable earnings on a tax basis included $8,792,301 of undistributed ordinary income and $13,713,088 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

24 Technical Opportunities Fund | Annual report

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sales and net operating losses.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of Assets and Liabilities.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the year ended July 31, 2011, the Fund wrote option contracts on securities to generate potential gains. The following table summarizes the Fund’s written options activities during the year ended July 31, 2011:

Annual report | Technical Opportunities Fund 25

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED

Outstanding, beginning of year	—	—
Options written	7,070	$1,633,641
Options closed	(6,056)	(1,311,858)
Options expired	(1,014)	(321,783)
Outstanding, end of year	—	—

There were no open written options contracts at July 31, 2011.

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2011:

RISK	STATEMENT OF OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Net realized gain (loss)	$1,033,231

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 1.35% of the first $250,000,000 of the Fund’s average daily net assets; b) 1.30% of the next $250,000,000; and c) 1.25% of the Fund’s average daily net assets in excess of $500,000,000. The Adviser has a subadvisory agreement with Wellington Management Company, LLP. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended July 31, 2011 were equivalent to an annual effective rate of 1.31% of the Fund’s average daily net assets.

Effective May 31, 2011, the Adviser has contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund. This voluntary arrangement may be amended or terminated at any time by the Adviser upon notice to the funds. Prior to May 31, 2011, the waiver was, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeded $85 billion.

26 Technical Opportunities Fund | Annual report

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excluded taxes, portfolio brokerage commissions, interest, overdraft, litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements were such that these expenses will not exceed 1.95% and 1.49% for Class A and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until November 30, 2011.

Additionally, the Adviser has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, printing and postage, blue sky fees, taxes, brokerage commissions, interest expenses, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.20% of average net assets.

Accordingly, these expense reductions described above amounted to $3,967, $1,764 and $10,799 for Class A, Class I and Class NAV shares, respectively, for the year ended July 31, 2011.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2011 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to 0.30% for Class A shares for distribution and service fees, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $211,190 for the year ended July 31, 2011. Of this amount, $31,168 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $179,441 was paid as sales commissions to broker-dealers and $581 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Annual report | Technical Opportunities Fund 27

Class level expenses. Class level expenses for the year ended July 31, 2011 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

A	$489,367	$285,044	$44,229	$52,002
I	—	38,739	35,604	12,962
Total	$489,367	$323,783	$79,833	$64,964

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

Note 6 — Fund share transactions

Transactions in Fund shares for the year ended July 31, 2011 and for the period ended July 31, 2010 were as follows:

	Year ended 7-31-11		Period ended 7-31-10[1]
	Shares	Amount	Shares	Amount
Class A shares

Sold	3,507,440	$38,725,185	22,796,591	$240,781,737
Repurchased	(9,187,216)	(101,786,213)	(6,085,267)	(62,239,897)

Net increase (decrease)	(5,679,776)	($63,061,028)	16,711,324	$178,541,840

Class I shares

Sold	2,858,405	$31,984,512	10,412,153	$110,650,156
Repurchased	(5,382,102)	(59,745,319)	(2,403,259)	(24,891,985)

Net increase (decrease)	(2,523,697)	($27,760,807)	8,008,894	$85,758,171

Class NAV shares

Sold	12,569,529	$143,742,559	35,772,158	$355,210,980
Repurchased	(1,015,276)	(11,433,409)	(586,659)	(6,243,063)

Net increase	11,554,253	$132,309,150	35,185,499	$348,967,917

Net increase	3,350,780	$41,487,315	59,905,717	$613,267,928

[1] Period from 8-3-09 (commencement of operations) to 7-31-10.

Affiliates of the Fund owned 100% of shares of beneficial interest of Class NAV on July 31, 2011.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $2,259,418,981 and $2,147,966,583, respectively, for the year ended July 31, 2011.

28 Technical Opportunities Fund | Annual report

Note 8 — Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the year ended July 31, 2011, the following funds had an affiliate ownership concentration of 5% or more of the Fund’s net assets:

FUND	AFFILIATE CONCENTRATION

Lifestyle Aggressive Portfolio	11.8%
Lifestyle Balanced Portfolio	27.6%
Lifestyle Growth Portfolio	33.9%

Annual report | Technical Opportunities Fund 29

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Technical Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Technical Opportunities Fund (the “Fund”) at July 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 23, 2011

30 Technical Opportunities Fund | Annual report

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the Advisory Agreement) and each of the Subadvisory Agreements (the Subadvisory Agreements) for each of the portfolios (the Funds) of John Hancock Funds II (the Trust) discussed in this annual report.

At in-person meetings on May 26–27, 2011 the Board, including all the Independent Trustees, approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (each a Subadviser, and collectively, the Subadvisers) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Subadvisers to the Funds;

2. the investment performance of the Funds and their Subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s manager-of-managers advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates,

Annual report | Technical Opportunities Fund 31

including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory and Subadvisory Agreements

At in-person meetings on May 26–27, 2011, the Board, including all the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Subadviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third-party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Subadvisers regarding the nature, extent and quality of services provided by the Adviser and the Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS’ compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes.

The Trustees also took into account their knowledge of JHIMS’s management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

32 Technical Opportunities Fund | Annual report

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized the Adviser’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

(2) — (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’ analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and the Funds’ respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers.

(3) — (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

Annual report | Technical Opportunities Fund 33

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

(4) — (a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’ relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Subadvisers are affiliates of the Adviser;

(e) John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

(5) reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Funds actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

34 Technical Opportunities Fund | Annual report

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Subadvisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Subadvisory Agreements, the Board reviewed:

(1) information relating to each subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3) the subadvisory fee for each Fund and comparative fee information prepared by an independent third party of mutual fund data; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Subadvisers.

With respect to the services provided by each of the Subadvisers, the Board received information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase

Annual report | Technical Opportunities Fund 35

and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Subadvisers.

The Board also compared the sub-advisory fees paid by the Adviser to fees charged by each Fund’s Subadviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, if applicable.

The Board also received information with respect to any Material Relationships with respect to the unaffiliated Subadvisers, which include arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Subadvisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the performance of each Fund managed by a Subadviser has generally been in line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

(3) The subadvisory fees generally are competitive and within the range of industry norms, are paid by JHIMS out of its advisory fees it receives from the Fund and would not be an expense of the Fund, and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Subadviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

36 Technical Opportunities Fund | Annual report

Appendix A

Portfolio	Performance of Trust,
(Subadviser)	as of March 31, 2011	Fees and Expenses	Other Comments

Technical	Benchmark Index — The	Subadvisory fees	The Board noted that
Opportunities	Fund underperformed for	for this Fund are	the Fund commenced
	the one-year period.	higher than the peer	operations on July 31,
(Wellington		group median.	2009 and has a limited
Management	Morningstar Category —		performance history.
Company, LLP)	The Fund underperformed	Net management fees
	for the one-year period.	for this Fund are higher	The Board also noted
		than the peer group	that performance
		median.	of the comparable
institutional composite
		Total expenses for this	that the Fund is
		Fund are higher than	modeled after
		the peer group median.	outperformed its peer
group and index over
the three-, five-, and
ten-year periods.

The Board took into
account management’s
discussion of the
Fund’s expenses,
including the advisory/
subadvisory fee
structure. The Board
also noted that the
limited availability of
this type of strategy
resulted in higher
management fees.

Annual report | Technical Opportunities Fund 37

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	214

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	214

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra
Financial Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock
Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of
John Hancock Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	214

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	214

Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization
(since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head &
Senior Managing Director, Putnam Investments (2000–2003); Executive Vice President, Thomson Corp.
(1997–2000) (financial information publishing). Trustee of John Hancock Variable Insurance Trust (since
2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	214

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates, Born: 1946	2005	214

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services
Corporation (1995–2007); and Connecticut River Bancorp (since 1998); Director of the following
Mutual Funds: Phoenix Mutual Funds (1988–2008); Virtus Funds (since 2008); and Emerson Investment
Management (since 2000). Chairman of the Boards of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005). Trustee of John Hancock Variable Insurance Trust (since 2004),
John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

38 Technical Opportunities Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Steven M. Roberts, Born: 1944	2008	214

Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve
System (2005–2008); Partner, KPMG (1987–2004). Trustee of John Hancock Variable Insurance Trust
(since 2008) and John Hancock Funds II (since September 2008).

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	214

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

[1] Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

[2] Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial
Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees
Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955		2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

Annual report | Technical Opportunities Fund 39

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

40 Technical Opportunities Fund | Annual report

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Charles L. Bardelis*
Peter S. Burgess*	Subadviser
Grace K. Fey	Wellington Management Company, LLP
Theron S. Hoffman	Principal distributor
Hassell H. McClellan	John Hancock Funds, LLC
Steven M. Roberts*
Custodian
Officers	State Street Bank and Trust Company
Hugh McHaffie
President	Transfer agent
John Hancock Signature Services, Inc.
Thomas M. Kinzler
Secretary and Chief Legal Officer	Legal counsel
K&L Gates LLP
Francis V. Knox, Jr.
Chief Compliance Officer	Independent registered
public accounting firm
Michael J. Leary	PricewaterhouseCoopers LLP
Treasurer

Charles A. Rizzo
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Technical Opportunities Fund 41

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Technical Opportunities Fund.	3470A 7/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	9/11

John Hancock

Global High Yield Fund

Annual Report

7.31.11

John Hancock Global High Yield Fund

Table of Contents

Management’s Discussion of Fund Performance	..........................................................	Page 3
A look at performance	..........................................................	Page 4
Your expenses	..........................................................	Page 6
Portfolio Summary	..........................................................	Page 7
Portfolio of Investments	..........................................................	Page 8
Financial Statements	..........................................................	Page 24
Financial Highlights	..........................................................	Page 27
Notes to Financial Statements	..........................................................	Page 30
Trustees and Officers	..........................................................	Page 49
More information	..........................................................	Page 53

2

John Hancock Global High Yield Fund

Management’s Discussion of Fund Performance
By Stone Harbor Investment Partners LP

Fixed-income assets, including high-yield and emerging-markets debt, posted strong gains in the 12 months ended July 31, 2011, even as doubts lingered regarding the sustainability of a synchronized global recovery. High-yield bonds were anchored by strong corporate earnings, declining default risk and a robust new-issue market, demonstrating resilience in the face of large swings in equities. In emerging-markets debt, fundamentals continued to be robust, with solid positive growth in most emerging-market economies, particularly relative to their developed counterparts. External shocks remained key drivers of market volatility throughout the period. The threat of a European debt crisis subsided and resurfaced intermittently, yielding in the first few months of the new calendar year to political instability in the Middle East and North Africa. Mounting signs of a slowdown in global growth fostered some risk aversion toward the end of the reporting period, as sovereign fiscal concerns resurfaced in Europe and a debt ceiling debate in the U.S. prompted warnings of a credit rating downgrade, which occurred days after the period ended.

For the 12 months ended July 31, 2011, John Hancock Global High Yield Fund’s Class NAV shares posted a total return of 11.09% at net asset value. The Fund’s return compared with the 12.56% return of its benchmark, the Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index, the 10.95% return of a blended index – 50% Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index/50% JPMorgan EMBI Global Diversified Index – and the 8.35% average return of the world bond fund category tracked by Morningstar, Inc. Within the portfolio, asset allocation from higher-yielding assets added to positive excess returns, as did emerging-markets debt outperformance. This was offset by negative excess returns in the below-investment-grade high-yield subcomponent of the portfolio. An underweight allocation to financials detracted most from returns. In emerging markets, outperformance was driven by country allocation to Venezuela, which benefited from strong valuation support. Tactical allocations to select emerging-market corporate bonds, which increased throughout the period in recognition of attractive corporate debt valuations, also enhanced returns. In issue selection, the key contributors to excess returns included allocations to foreign exchange markets in Brazil, Colombia, Indonesia, Malaysia, Mexico and South Africa.

This commentary reflects the views of the portfolio managers through 8-31-11. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results. The major factors in this Fund's performance are interest-rate and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund's average maturity will make it more sensitive to interest-rate risk. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Higher-yielding bonds are riskier than lower-yielding bonds, and their value may fluctuate more in response to market conditions. The Fund may not be appropriate for all investors. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

3

A look at Performance

John Hancock Global High Yield Fund

For the period ended July 31, 2011

	Average annual total return (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
Class	1-year	5-year	10-year	Inception[1]	1-year	5-year	10-year	Inception[1]

A	5.72	-	-	8.80%	5.72	-	-	15.91%

I2	11.00	-	-	12.02%	11.00	-	-	21.98%

NAV[2]	11.09	-	-	12.11%	11.09	-	-	22.15%

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 4.50%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 11-30-11. Had the fee waivers and expense limitations not been in place gross expenses would apply. For Class I and Class NAV the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class NAV

Net (%)	1.30	0.99	0.94

Gross (%)	1.46	0.99	0.94

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1–800–225–5291.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Footnotes on the following page.

4

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global High Yield Fund for the share classes and periods indicated, assuming all dividends were reinvested. For comparison, we’ve shown the same investment in two separate indexes.

		Without	With maximum
	Start date	sales charge	sales charge	Index 1	Index 2

Class I2	11-2-09	$12,198	$12,198	$12,396	$12,444

Class NAV[2]	11-2-09	12,215	12,215	12,396	12,444

Bank of America/Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment grade global debt markets denominated in the major developed market currencies.

50% Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index/50% JPMorgan EMBI Global Diversified Index is comprised of 50% JPMorgan EMBI Global Diversified Index and 50% Bank of America Merrill Lynch High Yield Master II Constrained Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

1 From 11-2-09.

2 For certain types of investors, as described in the Fund’s Class I and Class NAV shares prospectuses.

3 NAV represents Net Asset Value and POP represents Public Offering Price.

4 Since inception. Index returns begin at closest month end to inception date.

Annual report | Global High Yield Fund

5

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding your fund expenses
As a shareholder of the Fund, you incur two types of costs:

• Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

• Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2011 with the same investment held until July 31, 2011.

	Account value	Ending value	Expenses paid during
	on 2-1-10	on 7-31-11	period ended 7-31-11[1]

Class A	$1,000.00	$1,047.10	$6.60

Class I	1,000.00	1,048.70	5.08

Class NAV	1,000.00	1,049.20	4.62

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

[ My account value $8,600.00 / $1,000.00 = 8.6 ] x $[ “expenses paid” from table ] = My actual expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2011, with the same investment held until July 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-11	on 7-31-11	period ended 7-31-11[1]

Class A	$1,000.00	$1,018.30	$6.51

Class I	1,000.00	1,019.80	5.01

Class NAV	1,000.00	1,020.30	4.56

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.30%, 1.00% and 0.91% for Class A, Class I and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

John Hancock Global High Yield Fund

Portfolio Summary
Value as a
percentage of
Portfolio Composition	Fund’s net assets
Corporate Bonds	65%
Foreign Government Obligations[2]	27%
Structured Notes	2%
Term Loans	1%
Convertible Bonds	1%
Short-Term Investments & Other	4%

Value as a
percentage of
Sector Composition[1]	Fund’s net assets
Foreign Government Obligations[2]	27%
Consumer Discretionary	14%
Energy	13%
Materials	7%
Financials	7%
Telecommunication Services	6%
Industrials	6%
Health Care	5%
Consumer Staples	4%
Utilities	4%
Information Technology	3%
Short-Term Investments & Other	4%

Value as a
percentage of
Quality Composition[3]	Fund's net assets
AA	1%
A	7%
BBB	16%
BB	14%
B	40%
CCC & Below	13%
Not Rated	5%
Short-Term Investments & Other	4%

1 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

2 Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed counties may also present these risks.

3 Ratings are from Moody’s Investors Services, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. Not Rated securities are those with no ratings available from these agencies. All are as of 7-31-11 and do not reflect subsequent downgrades or upgrades, if any.

7

Global High Yield Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Corporate Bonds 64.46%				$243,119,892

(Cost $235,818,139)

American Samoa 0.15%				571,420

QGOG Atlantic/Alaskan Rigs, Ltd. (S)	5.250	07/30/18	$568,000	571,420

Argentina 0.23%				875,403

Capex SA (S)	10.000	03/10/18	195,000	193,050
Empresa Distribuidora y Comercializadora Norte (S)	9.750	10/25/22	264,000	268,341
IRSA Inversiones y Representaciones SA (S)	11.500	07/20/20	284,000	321,565
Tarjeta Naranja SA (S)	9.000	01/28/17	89,000	92,447

Australia 0.30%				1,137,468

Mirabela Nickel, Ltd. (S)	8.750	04/15/18	1,129,000	1,137,468

Barbados 0.03%				120,137

Columbus International, Inc.	11.500	11/20/14	107,000	120,137

Bermuda 0.57%				2,168,259

Petroplus Finance, Ltd. (S)	9.375	09/15/19	1,000,000	1,007,500
Qtel International Finance, Ltd.	7.875	06/10/19	145,000	178,350
Qtel International Finance, Ltd. (S)	5.000	10/19/25	609,000	584,640
Qtel International Finance, Ltd.	5.000	10/19/25	200,000	192,000
Qtel International Finance, Ltd. (S)	4.750	02/16/21	205,000	205,769

Brazil 0.77%				2,913,517

Banco Cruzeiro do Sul SA (S)	8.875	09/22/20	369,000	362,543
Banco Cruzeiro do Sul SA	8.875	09/22/20	101,000	99,233
BM&FBovespa SA (S)	5.500	07/16/20	475,000	492,219
BR Malls International Finance, Ltd. (Q)(S)	8.500	01/21/16	137,000	145,563
BR Properties SA (Q)(S)	9.000	10/07/15	153,000	159,770
Hypermarcas SA (S)	6.500	04/20/21	284,000	286,272
OGX Petroleo e Gas Participacoes SA (S)	8.500	06/01/18	318,000	335,172
Telemar Norte Leste SA (S)	5.500	10/23/20	531,000	528,345
Votorantim Cimentos SA (S)	7.250	04/05/41	500,000	504,400

Canada 1.67%				6,282,703

Ainsworth Lumber Company, Ltd., PIK (S)	11.000	07/29/15	806,162	729,577
Cascades, Inc.	7.875	01/15/20	75,000	77,250
Cascades, Inc.	7.750	12/15/17	700,000	724,500
Catalyst Paper Corp. (S)	11.000	12/15/16	720,000	567,000
MEG Energy Corp. (S)	6.500	03/15/21	750,000	780,000
Mercer International, Inc.	9.500	12/01/17	825,000	880,688
Nova Chemicals Corp.	8.375	11/01/16	1,000,000	1,110,000
Taseko Mines, Ltd.	7.750	04/15/19	925,000	941,188
Trinidad Drilling, Ltd. (S)	7.875	01/15/19	450,000	472,500

Cayman Islands 0.79%				2,969,379

Banco Continental SA via Continental Senior Trustees
Cayman, Ltd. (S)	5.500	11/18/20	191,000	180,949
Dubai Holding Commercial Operations MTN, Ltd. (GBP) (D)	6.000	02/01/17	350,000	480,289
Dubai Holding Commercial Operations MTN, Ltd. (EUR) (D)	4.750	01/30/14	50,000	65,020
General Shopping Finance, Ltd. (Q)(S)	10.000	11/09/15	398,000	419,564
Gruposura Finance (S)	5.700	05/18/21	401,000	402,003
Odebrecht Drilling Norbe VIII/IX, Ltd. (S)	6.350	06/30/21	343,000	363,580
Offshore Group Investments, Ltd.	11.500	08/01/15	375,000	415,313
Offshore Group Investments, Ltd. (S)	11.500	08/01/15	50,000	55,375

See notes to financial statements	8

Global High Yield Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value
Cayman Islands (continued)

Pemex Finance, Ltd.	9.150	11/15/18	$520,000	$587,286

Chile 0.40%				1,495,123

Cencosud SA (S)	5.500	01/20/21	200,000	204,500
Corporacion Nacional del Cobre de Chile	7.500	01/15/19	280,000	349,849
Corporacion Nacional del Cobre de Chile	6.150	10/24/36	569,000	649,936
Corporacion Nacional del Cobre de Chile (S)	6.150	10/24/36	255,000	290,838

China 0.30%				1,137,468

China Liansu Group Holdings, Ltd. (S)	7.875	05/13/16	335,000	323,725
Evergrande Real Estate Group, Ltd.	13.000	01/27/15	202,000	207,818
Kaisa Group Holdings, Ltd.	13.500	04/28/15	100,000	97,957
MIE Holdings Corp. (S)	9.750	05/12/16	318,000	315,218
West China Cement, Ltd. (S)	7.500	01/25/16	200,000	192,750

Cyprus 0.05%				204,151

Mriya Agro Holding PLC (S)	10.950	03/30/16	200,000	204,151

Dominican Republic 0.07%				262,794

Cap Cana SA PIK	10.000	04/30/16	282,556	98,895
Cap Cana SA	10.000	04/30/16	364,220	163,899

France 0.07%				279,375

CMA CGM SA (S)	8.500	04/15/17	375,000	279,375

Germany 0.15%				564,375

Unitymedia Hessen GmbH & Company KG/Unitymedia NRW
GmbH (S)	8.125	12/01/17	525,000	564,375

Hong Kong 0.26%				964,066

Central China Real Estate, Ltd. (S)	12.250	10/20/15	254,000	264,451
Mega Advance Investments, Ltd. (S)	5.000	05/12/21	200,000	202,641
PCCW-HKT Capital No 4, Ltd.	4.250	02/24/16	400,000	410,174
Sino-Forest Corp. (S)	6.250	10/21/17	140,000	86,800

India 0.04%				145,580

ICICI Bank, Ltd. (S)	5.750	11/16/20	143,000	145,580

Ireland 0.85%				3,189,218

Alfa Bank OJSC Via Alfa Bond Issuance PLC (S)	7.875	09/25/17	317,000	333,643
Ardagh Packaging Finance PLC (EUR) (D)	9.250	10/15/20	200,000	285,943
Ardagh Packaging Finance PLC (S)	9.125	10/15/20	800,000	844,000
Metalloinvest Finance, Ltd. (S)	6.500	07/21/16	374,000	375,264
Nara Cable Funding, Ltd. (EUR) (D)	8.875	12/01/18	300,000	419,215
Novatek Finance, Ltd. (S)	6.604	02/03/21	358,000	382,165
Ono Finance II PLC (S)	10.875	07/15/19	335,000	349,238
SCF Capital, Ltd. (S)	5.375	10/27/17	200,000	199,750

Jamaica 0.22%				842,688

Digicel Group, Ltd.	10.500	04/15/18	372,000	415,710
Digicel Group, Ltd. (S)	9.125	01/15/15	171,000	173,779
Digicel, Ltd.	8.250	09/01/17	244,000	253,199

Jersey, C.I. 0.03%				99,008

Bank of India (P)(Q)	6.994	04/03/17	102,000	99,008

See notes to financial statements	9

Global High Yield Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Kazakhstan 0.88%				$3,332,825

BTA Bank JSC (10.750% to 01/01/2013, then 12.500%) (S)	10.750	07/01/18	$534,480	448,963
BTA Bank JSC (10.750% to 01/01/2013, then 12.500%)	10.750	07/01/18	506,337	425,323
BTA Bank JSC (Recovery Units) (I)(S)	—	07/01/20	860,400	49,473
KazMunayGas National Company (S)	9.125	07/02/18	131,000	163,095
KazMunayGas National Company	8.375	07/02/13	284,000	309,560
KazMunayGas National Company	7.000	05/05/20	850,000	949,875
KazMunayGas National Company (S)	7.000	05/05/20	325,000	363,188
KazMunayGas National Company (S)	6.375	04/09/21	433,000	462,228
Zhaikmunai LLP (S)	10.500	10/19/15	152,000	161,120

Luxembourg 1.29%				4,850,630

APERAM (S)	7.750	04/01/18	550,000	552,750
APERAM (S)	7.375	04/01/16	350,000	347,375
ARD Finance SA, PIK (S)	11.125	06/01/18	325,000	333,125
Cemex Espana Luxembourg	9.250	05/12/20	100,000	91,930
Cemex Espana Luxembourg (EUR) (D)	8.875	05/12/17	51,000	70,351
CHC Helicopter SA (S)	9.250	10/15/20	900,000	805,500
ConvaTec Healthcare E SA (S)	10.500	12/15/18	775,000	798,250
Evraz Group SA (S)	6.750	04/27/18	279,000	278,303
Intelsat Jackson Holdings SA	8.500	11/01/19	250,000	267,500
Vimpel Communications Via VIP Finance Ireland Ltd. (S)	7.748	02/02/21	274,000	282,612
Wind Acquisition Holdings Finance SA, PIK (S)	12.250	07/15/17	919,491	1,022,934

Malaysia 1.61%				6,071,717

Petronas Capital, Ltd.	7.875	05/22/22	4,288,000	5,581,475
Petronas Capital, Ltd.	5.250	08/12/19	232,000	256,816
Petronas Global Sukuk, Ltd. (S)	4.250	08/12/14	220,000	233,426

Mexico 0.50%				1,868,441

Axtel SAB de CV	9.000	09/22/19	407,000	396,825
Axtel SAB de CV (S)	7.625	02/01/17	98,000	94,325
Bank of New York Mellon SA Institucion de Banca Multiple
(S)	9.625	05/02/21	650,000	670,215
Cemex SAB de CV (P)(S)	5.246	09/30/15	446,000	410,320
Desarrolladora Homex SAB de CV	7.500	09/28/15	80,000	81,800
Grupo Bimbo SAB de CV (S)	4.875	06/30/20	200,000	206,217
Hipotecaria Su Casita SA de CV (S)	7.500	06/29/18	8,266	8,739

Netherlands 0.86%				3,237,425

BLT Finance BV	7.500	05/15/14	102,000	71,964
BSP Finance BV	10.750	11/01/11	100,000	99,500
Indosat Palapa Company BV (S)	7.375	07/29/20	136,000	153,680
Metinvest BV (S)	8.750	02/14/18	210,000	217,623
Myriad International Holding BV (S)	6.375	07/28/17	304,000	328,715
Myriad International Holding BV	6.375	07/28/17	100,000	108,130
NXP BV/NXP Funding LLC (S)	9.750	08/01/18	850,000	954,125
Sensata Technologies BV (S)	6.500	05/15/19	450,000	454,500
UPC Holding BV (S)	9.875	04/15/18	225,000	249,188
VimpelCom Holdings BV (S)	7.504	03/01/22	600,000	600,000

Panama 0.05%				197,500

Banco de Credito del Peru (S)	5.375	09/16/20	200,000	197,500

See notes to financial statements	10

Global High Yield Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Peru 0.06%				$211,171

Inkia Energy, Ltd. (S)	8.375	04/04/21	$206,000	211,171

Singapore 0.15%				576,852

Axis Bank (P)	7.125	06/28/22	101,000	99,912
Bakrie Telecom Pte, Ltd.	11.500	05/07/15	300,000	306,750
STATS ChipPAC, Ltd. (S)	5.375	03/31/16	69,000	69,690
Yanlord Land Group, Ltd.	9.500	05/04/17	100,000	100,500

Turkey 0.05%				192,780

Yuksel Insaat AS	9.500	11/10/15	204,000	192,780

Ukraine 0.09%				321,998

MHP SA	10.250	04/29/15	303,000	321,998

United Arab Emirates 0.15%				567,150

DP World, Ltd.	6.850	07/02/37	380,000	370,500
Dubai Sukuk Centre, Ltd. (P)	0.625	06/13/12	207,000	196,650

United Kingdom 0.83%				3,145,348

European Bank for Reconstruction & Development (IDR) (D)	7.200	06/08/16	2,830,000,000	345,391
Ineos Group Holdings, Ltd. (S)	8.500	02/15/16	1,075,000	1,077,688
Ineos Group Holdings, Ltd. (EUR) (D)	7.875	02/15/16	100,000	138,661
Ukreximbank Via Biz Finance PLC	8.375	04/27/15	133,000	140,182
Vedanta Resources PLC (S)	8.250	06/07/21	314,000	324,613
Virgin Media Finance PLC	9.500	08/15/16	175,000	196,875
Virgin Media Finance PLC	8.375	10/15/19	825,000	921,938

United States 48.52%				183,005,936

Alere, Inc.	9.000	05/15/16	60,000	62,475
Alere, Inc.	7.875	02/01/16	600,000	613,500
Allison Transmission, Inc. (S)	7.125	05/15/19	75,000	73,500
Ally Financial, Inc.	7.500	09/15/20	275,000	288,750
Ally Financial, Inc.	6.250	12/01/17	300,000	305,956
AMC Entertainment, Inc. (S)	9.750	12/01/20	200,000	204,000
AMC Entertainment, Inc.	8.750	06/01/19	675,000	717,188
AMC Entertainment, Inc.	8.000	03/01/14	950,000	952,375
AMC Networks, Inc. (S)	7.750	07/15/21	625,000	657,813
American Renal Holdings Company, Inc.	8.375	05/15/18	1,025,000	1,060,875
American Residential Services LLC (S)	12.000	04/15/15	400,000	432,000
American Standard Americas (S)	10.750	01/15/16	280,000	268,625
Ameristar Casinos, Inc. (S)	7.500	04/15/21	250,000	260,000
ARAMARK Corp.	8.500	02/01/15	1,025,000	1,066,000
ARAMARK Holdings Corp., PIK (S)	8.625	05/01/16	975,000	1,004,250
Arch Coal, Inc. (S)	7.250	06/15/21	900,000	945,000
Arch Coal, Inc. (S)	7.000	06/15/19	250,000	261,875
Armored AutoGroup, Inc. (S)	9.250	11/01/18	425,000	416,500
Atkore International, Inc. (S)	9.875	01/01/18	1,100,000	1,163,250
Atlantic Broadband Finance LLC	9.375	01/15/14	525,000	532,875
Atlas Pipeline Partners LP	8.750	06/15/18	1,025,000	1,101,875
Baker & Taylor, Inc. (S)	11.500	07/01/13	600,000	508,500
Basic Energy Services, Inc. (S)	7.750	02/15/19	400,000	410,000
Basic Energy Services, Inc.	7.125	04/15/16	600,000	610,500
Biomet, Inc.	11.625	10/15/17	900,000	991,125
Boise Paper Holdings LLC/Boise Co-Issuer Company	8.000	04/01/20	350,000	368,375
Boyd Gaming Corp. (S)	9.125	12/01/18	1,115,000	1,149,844
Brickman Group Holdings, Inc. (S)	9.125	11/01/18	875,000	894,688

See notes to financial statements	11

Global High Yield Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value
United States (continued)

Buccaneer Merger Sub, Inc. (S)	9.125	01/15/19	$725,000	$758,531
BWAY Holding Company	10.000	06/15/18	650,000	711,750
Cablevision Systems Corp.	8.625	09/15/17	850,000	939,250
Cablevision Systems Corp.	8.000	04/15/20	1,350,000	1,478,250
Caesars Entertainment Operating Company, Inc.	12.750	04/15/18	470,000	470,000
Caesars Entertainment Operating Company, Inc.	5.375	12/15/13	425,000	402,688
Calpine Corp. (S)	7.875	07/31/20	850,000	896,750
Calpine Corp. (S)	7.500	02/15/21	725,000	750,375
Case New Holland, Inc. (S)	7.875	12/01/17	725,000	821,063
CB Richard Ellis Services, Inc.	11.625	06/15/17	575,000	665,563
CCO Holdings LLC/CCO Holdings Capital Corp.	7.875	04/30/18	150,000	161,250
CCO Holdings LLC/CCO Holdings Capital Corp.	7.000	01/15/19	450,000	468,000
CDRT Merger Sub, Inc. (S)	8.125	06/01/19	925,000	925,000
Cenveo Corp. (S)	10.500	08/15/16	650,000	640,250
Cenveo Corp.	8.875	02/01/18	525,000	507,938
Cenveo Corp.	7.875	12/01/13	1,175,000	1,119,188
Cequel Communications Holdings I LLC/Cequel Capital
Corp. (S)	8.625	11/15/17	775,000	824,406
Chrysler Group LLC/CG Company-Issuer, Inc. (S)	8.250	06/15/21	475,000	465,500
Chrysler Group LLC/CG Company-Issuer, Inc. (S)	8.000	06/15/19	300,000	290,250
Cincinnati Bell, Inc.	8.750	03/15/18	640,000	612,800
Cincinnati Bell, Inc.	8.250	10/15/17	675,000	685,125
Cinemark USA, Inc.	8.625	06/15/19	700,000	764,750
Cinemark USA, Inc. (S)	7.375	06/15/21	675,000	675,000
Citadel Broadcasting Corp. (S)	7.750	12/15/18	175,000	188,344
Claire's Stores, Inc.	9.250	06/01/15	200,000	193,000
Claire's Stores, Inc. (S)	8.875	03/15/19	250,000	235,000
Claire's Stores, Inc., PIK	9.625	06/01/15	797,070	773,158
Clean Harbors, Inc.	7.625	08/15/16	400,000	425,000
Cloud Peak Energy Resources LLC/Cloud Peak Energy
Finance Corp.	8.500	12/15/19	675,000	729,844
Cloud Peak Energy Resources LLC/Cloud Peak Energy
Finance Corp.	8.250	12/15/17	100,000	107,000
CNO Financial Group, Inc. (S)	9.000	01/15/18	450,000	484,875
CommScope, Inc. (S)	8.250	01/15/19	675,000	702,000
Community Health Systems, Inc.	8.875	07/15/15	2,975,000	3,075,406
Complete Production Services, Inc.	8.000	12/15/16	750,000	787,500
Concho Resources, Inc.	7.000	01/15/21	925,000	996,688
Consol Energy Inc.	8.250	04/01/20	275,000	305,938
Consol Energy Inc.	8.000	04/01/17	475,000	523,688
Copano Energy LLC/Copano Energy Finance Corp.	7.125	04/01/21	450,000	461,250
Corrections Corp. of America	7.750	06/01/17	250,000	271,563
Cott Beverages, Inc.	8.375	11/15/17	525,000	556,500
Cott Beverages, Inc.	8.125	09/01/18	750,000	794,063
CPI International, Inc. (S)	8.000	02/15/18	850,000	807,500
Crosstex Energy LP/Crosstex Energy Finance Corp.	8.875	02/15/18	325,000	353,438
Crown Castle International Corp.	7.125	11/01/19	225,000	239,906
DaVita, Inc.	6.625	11/01/20	275,000	280,500
Dean Foods Company (S)	9.750	12/15/18	775,000	829,250
Dean Foods Company	7.000	06/01/16	675,000	668,250
Dean Foods Company	6.900	10/15/17	700,000	686,000
Del Monte Foods Company (S)	7.625	02/15/19	2,025,000	2,083,219
DineEquity, Inc.	9.500	10/30/18	475,000	521,906
DISH DBS Corp.	7.875	09/01/19	2,475,000	2,719,406
Dole Food Company, Inc. (S)	8.000	10/01/16	1,275,000	1,349,906

See notes to financial statements	12

Global High Yield Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value
United States (continued)

Drummond Company, Inc.	7.375	02/15/16	$700,000	$721,000
Dunkin' Brands, Inc. (S)	9.625	12/01/18	73,000	73,638
Dynegy Holdings, Inc.	7.750	06/01/19	1,900,000	1,292,000
E*Trade Financial Corp., PIK	12.500	11/30/17	925,000	1,105,375
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance
Company (S)	8.375	06/01/19	825,000	845,625
Edison Mission Energy	7.750	06/15/16	850,000	735,250
Edison Mission Energy	7.000	05/15/17	875,000	665,000
Education Management LLC/Education Management
Finance Corp.	8.750	06/01/14	400,000	408,500
EH Holding Corp. (S)	7.625	06/15/21	150,000	154,500
EH Holding Corp. (S)	6.500	06/15/19	275,000	282,906
El Paso Corp.	7.800	08/01/31	100,000	118,476
El Paso Corp.	7.250	06/01/18	750,000	870,122
El Paso Corp.	7.000	06/15/17	600,000	695,025
Elizabeth Arden, Inc.	7.375	03/15/21	325,000	338,000
Entravision Communications Corp.	8.750	08/01/17	875,000	914,375
Express LLC/Express Finance Corp.	8.750	03/01/18	475,000	513,000
Exterran Holdings, Inc. (S)	7.250	12/01/18	450,000	456,750
First Data Corp. (S)	12.625	01/15/21	950,000	1,007,000
Fox Acquisition Sub LLC (S)	13.375	07/15/16	650,000	714,188
Freescale Semiconductor, Inc. (S)	8.050	02/01/20	500,000	503,750
Frontier Communications Corp.	9.000	08/15/31	2,100,000	2,170,875
GCI, Inc.	8.625	11/15/19	400,000	440,000
General Maritime Corp.	12.000	11/15/17	1,260,000	812,700
GenOn Energy, Inc.	9.875	10/15/20	1,325,000	1,397,875
GenOn Energy, Inc.	9.500	10/15/18	625,000	654,688
GEO Group, Inc.	7.750	10/15/17	595,000	636,650
Graphic Packaging International, Inc.	9.500	06/15/17	1,225,000	1,356,688
Griffon Corp. (S)	7.125	04/01/18	900,000	897,750
GXS Worldwide, Inc.	9.750	06/15/15	825,000	833,250
HCA Holdings, Inc. (S)	7.750	05/15/21	100,000	101,750
HCA, Inc.	8.360	04/15/24	915,000	924,150
HCA, Inc.	7.500	02/15/22	2,175,000	2,207,625
Healthsouth Corp.	8.125	02/15/20	825,000	893,063
Hercules Offshore, Inc. (S)	10.500	10/15/17	910,000	950,950
Hornbeck Offshore Services, Inc.	6.125	12/01/14	650,000	650,000
Huntington Ingalls Industries, Inc. (S)	6.875	03/15/18	425,000	437,750
IASIS Healthcare LLC/IASIS Capital Corp (S)	8.375	05/15/19	1,100,000	1,089,000
iGate Corp. (S)	9.000	05/01/16	675,000	675,000
Insight Communications Company, Inc. (S)	9.375	07/15/18	250,000	270,938
Interactive Data Corp.	10.250	08/01/18	900,000	1,003,500
Interface, Inc.	7.625	12/01/18	500,000	532,500
Interline Brands, Inc.	7.000	11/15/18	175,000	178,938
International Lease Finance Corp.	8.250	12/15/20	400,000	445,000
Iron Mountain, Inc.	8.750	07/15/18	1,175,000	1,224,938
Iron Mountain, Inc.	8.375	08/15/21	75,000	80,250
Isle of Capri Casinos, Inc. (S)	7.750	03/15/19	525,000	535,500
Isle of Capri Casinos, Inc.	7.000	03/01/14	875,000	875,000
ITC Deltacom, Inc.	10.500	04/01/16	800,000	845,000
Jacobs Entertainment, Inc.	9.750	06/15/14	80,000	81,200
Jarden Corp.	7.500	01/15/20	75,000	78,750
JC Penney Corp., Inc.	7.400	04/01/37	750,000	727,500
JMC Steel Group (S)	8.250	03/15/18	1,025,000	1,063,438
Koppers, Inc.	7.875	12/01/19	650,000	695,500

See notes to financial statements	13

Global High Yield Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value
United States (continued)

Lamar Media Corp.	7.875	04/15/18	$75,000	$79,688
Lamar Media Corp., Series D	6.625	08/15/15	825,000	834,281
Lawson Software, Inc. (S)	11.500	07/15/18	930,000	911,400
Level 3 Financing, Inc.	10.000	02/01/18	1,100,000	1,185,250
Levi Strauss & Company	8.875	04/01/16	650,000	679,250
Levi Strauss & Company	7.625	05/15/20	850,000	855,313
Limited Brands, Inc.	7.000	05/01/20	1,300,000	1,381,250
Linn Energy LLC/Linn Energy Finance Corp. (S)	7.750	02/01/21	1,325,000	1,411,125
Linn Energy LLC/Linn Energy Finance Corp. (S)	6.500	05/15/19	200,000	199,750
MacDermid, Inc. (S)	9.500	04/15/17	1,075,000	1,131,438
MarkWest Energy Partners LP/MarkWest Energy Finance
Corp., Series B	8.750	04/15/18	575,000	629,625
MEMC Electronic Materials, Inc. (S)	7.750	04/01/19	700,000	668,500
MetroPCS Wireless, Inc.	7.875	09/01/18	275,000	292,531
MetroPCS Wireless, Inc.	6.625	11/15/20	650,000	651,625
MGM Resorts International (S)	10.000	11/01/16	425,000	458,469
MGM Resorts International	9.000	03/15/20	600,000	667,500
MGM Resorts International	6.875	04/01/16	670,000	639,850
MGM Resorts International	5.875	02/27/14	850,000	833,000
Michael Foods, Inc. (S)	9.750	07/15/18	950,000	1,026,000
Michaels Stores, Inc.	11.375	11/01/16	1,225,000	1,309,219
Momentive Performance Materials, Inc.	11.500	12/01/16	350,000	372,750
Momentive Performance Materials, Inc.	9.000	01/15/21	1,475,000	1,519,250
MultiPlan, Inc. (S)	9.875	09/01/18	125,000	134,063
NBTY, Inc.	9.000	10/01/18	800,000	855,000
New Albertsons, Inc.	8.000	05/01/31	1,700,000	1,466,250
NewMarket Corp.	7.125	12/15/16	400,000	416,000
NewPage Corp.	11.375	12/31/14	610,000	549,000
Nextel Communications, Inc.	7.375	08/01/15	900,000	900,000
NFR Energy LLC/NFR Energy Finance Corp. (S)	9.750	02/15/17	450,000	441,000
Nielsen Finance LLC/Nielsen Finance Company (S)	7.750	10/15/18	925,000	980,500
NII Capital Corp.	7.625	04/01/21	250,000	262,500
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC	8.875	03/15/18	975,000	1,039,594
Norcraft Companies LP/Norcraft Finance Corp.	10.500	12/15/15	700,000	682,500
Norcraft Companies LP/Norcraft Finance Corp. (S)	10.500	12/15/15	75,000	73,125
Novelis, Inc.	8.375	12/15/17	975,000	1,061,531
NRG Energy, Inc.	8.500	06/15/19	750,000	780,000
NRG Energy, Inc.	8.250	09/01/20	775,000	798,250
NRG Energy, Inc. (S)	7.875	05/15/21	1,325,000	1,334,938
NRG Energy, Inc. (S)	7.625	05/15/19	325,000	325,000
Oasis Petroleum, Inc. (S)	7.250	02/01/19	850,000	875,500
Owens-Illinois, Inc.	7.800	05/15/18	1,000,000	1,068,750
Park-Ohio Industries, Inc. (S)	8.125	04/01/21	300,000	297,000
Parker Drilling Company	9.125	04/01/18	75,000	79,875
Pemex Project Funding Master Trust	6.625	06/15/35	972,000	1,057,849
Penn Virginia Corp.	10.375	06/15/16	325,000	363,188
Penn Virginia Resource Partners LP/Penn Virginia Resource
Finance Corp.	8.250	04/15/18	350,000	364,000
Petco Animal Supplies, Inc. (S)	9.250	12/01/18	500,000	540,000
PHH Corp.	9.250	03/01/16	175,000	191,625
PHI, Inc.	8.625	10/15/18	300,000	307,500
Pinnacle Entertainment, Inc.	8.750	05/15/20	650,000	695,500
Pinnacle Entertainment, Inc.	8.625	08/01/17	1,300,000	1,413,750
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	10.625	04/01/17	900,000	967,500

See notes to financial statements	14

Global High Yield Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value
United States (continued)

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	9.250	04/01/15	$375,000	$389,063
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	8.250	09/01/17	650,000	684,938
Pioneer Natural Resources Company	6.875	05/01/18	575,000	632,639
Plains Exploration & Production Company	7.625	06/01/18	300,000	322,500
Plains Exploration & Production Company	7.625	04/01/20	375,000	405,938
Plains Exploration & Production Company	6.625	05/01/21	225,000	235,125
Pregis Corp.	12.375	10/15/13	500,000	495,000
Provident Funding Associates LP/PFG Finance Corp. (S)	10.250	04/15/17	400,000	437,000
Provident Funding Associates LP/PFG Finance Corp. (S)	10.125	02/15/19	450,000	458,438
Quiksilver, Inc.	6.875	04/15/15	1,075,000	1,046,781
QVC, Inc. (S)	7.500	10/01/19	650,000	716,625
Qwest Corp.	7.125	11/15/43	1,975,000	1,910,813
Radiation Therapy Services, Inc.	9.875	04/15/17	1,050,000	1,023,750
Radio One, Inc., PIK (S)	15.000	05/24/16	893,558	906,961
RadioShack Corp. (S)	6.750	05/15/19	1,050,000	1,021,125
RBS Global, Inc./Rexnord LLC	8.500	05/01/18	1,650,000	1,782,000
Regal Cinemas Corp.	8.625	07/15/19	775,000	833,125
Regal Entertainment Group	9.125	08/15/18	600,000	633,000
Regency Energy Partners LP/Regency Energy Finance Corp.	6.875	12/01/18	175,000	185,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
(C)(S)	9.875	08/15/19	325,000	327,031
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (S)	9.000	04/15/19	500,000	497,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (S)	8.750	05/15/18	1,175,000	1,128,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (S)	8.500	10/15/16	675,000	703,688
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (S)	8.250	02/15/21	235,000	216,788
Sabine Pass LNG LP	7.500	11/30/16	600,000	618,000
Sabine Pass LNG LP	7.250	11/30/13	400,000	409,000
SandRidge Energy, Inc.	8.750	01/15/20	500,000	548,750
SandRidge Energy, Inc. (S)	8.000	06/01/18	350,000	371,000
SandRidge Energy, Inc. (S)	7.500	03/15/21	1,000,000	1,050,000
SESI LLC (S)	6.375	05/01/19	825,000	831,188
Sinclair Television Group, Inc. (S)	9.250	11/01/17	300,000	330,000
Sinclair Television Group, Inc.	8.375	10/15/18	1,350,000	1,427,625
Solo Cup Company	8.500	02/15/14	515,000	484,744
Southern Copper Corp.	6.750	04/16/40	54,000	57,141
Sprint Capital Corp.	8.750	03/15/32	1,900,000	2,056,750
SPX Corp. (S)	6.875	09/01/17	400,000	429,000
SSI Investments II/SSI Company-Issuer LLC	11.125	06/01/18	775,000	856,375
SunGard Data Systems, Inc.	7.625	11/15/20	150,000	152,625
SunGard Data Systems, Inc.	7.375	11/15/18	750,000	761,250
Surgical Care Affiliates, Inc. (S)	10.000	07/15/17	625,000	640,625
Surgical Care Affiliates, Inc., PIK (S)	8.875	07/15/15	250,000	255,000
Targa Resources Partners LP/Targa Resources Partners
Finance (S)	7.875	10/15/18	675,000	707,063
Tenneco, Inc.	7.750	08/15/18	225,000	240,188
The AES Corp.	9.750	04/15/16	1,350,000	1,545,704
The AES Corp. (S)	7.375	07/01/21	1,080,000	1,117,800
The Bon-Ton Department Stores, Inc.	10.250	03/15/14	525,000	523,688
The Manitowoc Company, Inc.	9.500	02/15/18	500,000	550,000
The Manitowoc Company, Inc.	8.500	11/01/20	350,000	380,625
The McClatchy Company	11.500	02/15/17	950,000	1,004,625
The ServiceMaster Company	7.450	08/15/27	425,000	348,500
The ServiceMaster Company, PIK (S)	10.750	07/15/15	625,000	657,813
Tomkins LLC/Tomkins, Inc. (S)	9.000	10/01/18	800,000	874,000
Toys R Us Property Company LLC	10.750	07/15/17	825,000	928,125

See notes to financial statements	15

Global High Yield Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value
United States (continued)

TransDigm, Inc. (S)	7.750	12/15/18	$1,225,000	$1,304,625
TransUnion LLC/TransUnion Financing Corp.	11.375	06/15/18	725,000	828,313
Triumph Group, Inc.	8.625	07/15/18	575,000	631,063
TRW Automotive, Inc. (S)	8.875	12/01/17	450,000	501,750
UCI International, Inc.	8.625	02/15/19	850,000	871,250
United Rentals North America, Inc.	8.375	09/15/20	1,075,000	1,118,000
United Surgical Partners International, Inc., PIK	9.250	05/01/17	850,000	890,375
Univision Communications, Inc. (S)	8.500	05/15/21	350,000	346,500
Univision Communications, Inc. (S)	7.875	11/01/20	750,000	773,438
Vanguard Health Holding Company II LLC/Vanguard Holding
Company II, Inc.	8.000	02/01/18	1,875,000	1,921,875
Vanguard Health Systems, Inc. (Z)	Zero	02/01/16	73,000	48,545
Venoco, Inc.	8.875	02/15/19	575,000	595,125
Verso Paper Holdings LLC/Verso Paper, Inc.	8.750	02/01/19	25,000	23,188
Verso Paper Holdings LLC/Verso Paper, Inc. (S)	8.750	02/01/19	225,000	208,688
Verso Paper Holdings LLC/Verso Paper, Inc., Series B	11.375	08/01/16	795,000	739,350
Visant Corp.	10.000	10/01/17	400,000	413,500
West Corp. (S)	8.625	10/01/18	425,000	440,938
West Corp. (S)	7.875	01/15/19	550,000	548,625
Windstream Corp.	8.125	09/01/18	325,000	347,750
Windstream Corp.	7.750	10/15/20	75,000	79,500
Windstream Corp.	7.750	10/01/21	200,000	212,000
Windstream Corp.	7.500	04/01/23	675,000	685,969
Xerium Technologies, Inc. (S)	8.875	06/15/18	600,000	579,000

Venezuela 2.24%				8,464,697

Petroleos de Venezuela SA	5.250	04/12/17	2,116,000	1,362,704
Petroleos de Venezuela SA	4.900	10/28/14	9,193,518	7,101,993

Virgin Islands 0.23%				853,290

Gold Fields Orogen Holding BVI, Ltd.	4.875	10/07/20	400,000	388,000
Sinochem Overseas Capital Company, Ltd. (S)	4.500	11/12/20	467,000	465,290

Foreign Government Obligations 26.82%				$101,153,549

(Cost $95,898,348)

Argentina 1.79%				6,746,117

Republic of Argentina
Bond	8.280	12/31/33	3,102,239	2,691,192
Bond (EUR) (D) (P)	7.820	12/31/33	379,286	399,209
Bond (EUR) (D)	7.820	12/31/33	378,309	398,181
Bond	7.000	04/17/17	1,675,674	1,591,890
Bond (ARS) (D) (P)	5.830	12/31/33	2,208,954	870,129
Bond (EUR) (D) (I)	—	12/15/35	3,703,237	795,516

Brazil 1.67%				6,291,887

Federative Republic of Brazil
Bond	8.875	10/14/19	370,000	512,450
Bond	8.875	04/15/24	662,000	957,583
Bond	8.750	02/04/25	285,000	407,550
Bond	5.875	01/15/19	1,000,000	1,166,000
Bond	4.875	01/22/21	2,976,000	3,248,304

See notes to financial statements	16

Global High Yield Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Colombia 2.12%				$8,002,331

Bogota Distrito Capital
Note (COP) (D)	9.750	07/26/28	$2,728,000,000	1,972,868
Republic of Colombia
Bond	11.750	02/25/20	145,000	228,013
Bond (COP) (D)	9.850	06/28/27	133,000,000	98,893
Bond	7.375	01/27/17	767,000	944,944
Bond	7.375	09/18/37	3,318,000	4,271,925
Bond	4.375	07/12/21	472,000	485,688

Croatia 0.71%				2,692,453

Republic of Croatia
Bond	6.750	11/05/19	327,000	345,312
Bond (S)	6.625	07/14/20	536,000	556,770
Bond (S)	6.375	03/24/21	1,766,000	1,790,371

El Salvador 0.44%				1,680,638

Republic of El Salvador
Bond	8.250	04/10/32	500,000	563,750
Bond (S)	7.375	12/01/19	995,000	1,116,888

Ghana 0.14%				514,155

Republic of Ghana
Bond	8.500	10/04/17	454,000	514,155

Indonesia 1.05%				3,975,263

Republic of Indonesia
Bond (S)	11.625	03/04/19	1,555,000	2,336,388
Bond	11.625	03/04/19	400,000	601,000
Bond	6.875	03/09/17	874,000	1,037,875

Iraq 1.34%				5,070,825

Republic of Iraq
Bond	5.800	01/15/28	5,580,000	5,070,825

Malaysia 0.89%				3,342,534

Government of Malaysia
Bond (MYR) (D)	5.094	04/30/14	2,290,000	809,014
Bond (MYR) (D)	4.262	09/15/16	900,000	313,810
Bond (MYR) (D)	4.012	09/15/17	390,000	133,629
Bond (MYR) (D)	3.835	08/12/15	2,670,000	914,657
Bond (MYR) (D)	3.741	02/27/15	3,430,000	1,171,424

Mexico 2.97%				11,213,067

Government of Mexico
Bond	5.950	03/19/19	752,000	870,440
Bond (MXN) (D)	8.500	05/31/29	17,050,000	1,621,553
Bond (MXN) (D)	8.500	11/18/38	36,830,000	3,399,008
Bond	8.000	09/24/22	632,000	875,320
Bond	7.500	04/08/33	1,441,000	1,858,890
Bond	6.750	09/27/34	819,000	984,848
Bond	5.125	01/15/20	1,452,000	1,603,008

Panama 1.36%				5,117,393

Republic of Panama
Bond	9.375	04/01/29	429,000	647,790

See notes to financial statements	17

Global High Yield Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value
Panama (continued)

Bond	8.875	09/30/27	$239,000	$345,953
Bond	5.200	01/30/20	3,715,000	4,123,650

Peru 0.36%				1,364,666

Republic of Peru
Bond	8.750	11/21/33	495,000	709,088
Bond	8.375	05/03/16	203,000	254,258
Bond	7.350	07/21/25	316,000	401,320

Philippines 1.43%				5,382,450

Republic of Philippines
Bond	9.375	01/18/17	784,000	1,033,900
Bond	7.750	01/14/31	2,320,000	3,004,400
Bond	7.500	09/25/24	864,000	1,085,400
Bond (PHP) (D)	4.950	01/15/21	8,000,000	188,182
Bond (PHP) (D)	4.950	01/15/21	3,000,000	70,568

Poland 1.48%				5,582,960

Republic of Poland
Bond	6.375	07/15/19	3,840,000	4,377,600
Bond	5.125	04/21/21	1,159,000	1,205,360

Qatar 0.21%				796,400

Government of Qatar
Bond	5.250	01/20/20	295,000	324,500
Bond (S)	5.250	01/20/20	429,000	471,900

Russia 3.13%				11,810,378

Government of Russia
Eurobond	11.000	07/24/18	122,000	175,052
Eurobond	7.500	03/31/30	6,404,107	7,652,908
Eurobond	7.500	03/31/30	2,500,015	2,987,518
Eurobond (S)	5.000	04/29/20	500,000	526,250
Eurobond (S)	3.625	04/29/15	455,000	468,650

South Africa 2.13%				8,030,104

Republic of South Africa
Bond (ZAR) (D)	10.500	12/21/26	8,940,000	1,565,938
Bond (ZAR) (D)	8.000	12/21/18	1,500,000	222,565
Bond	6.875	05/27/19	1,255,000	1,510,706
Bond (ZAR) (D)	6.750	03/31/21	9,940,000	1,330,186
Bond	6.500	06/02/14	250,000	281,575
Bond	6.250	03/08/41	922,000	1,011,895
Bond	5.875	05/30/22	1,030,000	1,161,325
Bond	5.500	03/09/20	857,000	945,914

South Korea 0.09%				332,737

Republic of Korea
Bond	7.125	04/16/19	271,000	332,737

Turkey 1.06%				4,002,264

Republic of Turkey
Bond	7.000	09/26/16	103,000	118,841
Bond	7.500	11/07/19	1,475,000	1,755,250
Bond	7.250	03/15/15	1,130,000	1,291,025

See notes to financial statements	18

Global High Yield Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value
Turkey (continued)

Bond	7.250	03/05/38	$599,000	$684,358
Bond	7.000	06/05/20	132,000	152,790

Ukraine 0.95%				3,567,760

Republic of Ukraine
Bond	7.650	06/11/13	1,178,000	1,244,263
Bond (S)	6.875	09/23/15	657,000	684,101
Bond	6.875	09/23/15	472,000	492,060
Bond	6.580	11/21/16	880,000	905,300
Bond	6.385	06/26/12	237,000	242,036

Uruguay 0.88%				3,303,423

Republic of Uruguay
Bond	9.250	05/17/17	154,000	205,436
Bond	8.000	11/18/22	2,005,057	2,611,587
Bond	7.625	03/21/36	380,000	486,400

Venezuela 0.62%				2,333,744

Republic of Venezuela
Bond	13.625	08/15/18	810,000	812,025
Bond	8.500	10/08/14	1,461,000	1,366,035
Bond	8.250	10/13/24	231,500	155,684

Capital Preferred Securities 0.10%				$372,600

(Cost $365,980)

Cayman Islands 0.10%				372,600

Hutchison Whampoa International 10, Ltd. (P)(Q)	6.000	10/28/15	360,000	372,600

Convertible Bonds 1.05%				$3,966,160

(Cost $3,948,588)

Australia 0.00%				3,615

InterOil Corp.	2.750	11/15/15	4,000	3,615

Bahamas 0.00%				12,513

Ultrapetrol Bahamas, Ltd. (S)	7.250	01/15/17	13,000	12,513

China 0.01%				22,828

Home Inns & Hotels Management, Inc. (S)	2.000	12/15/15	23,000	22,828

France 0.04%				146,935

Alcatel-Lucent (EUR) (D)	5.000	01/01/15	2,454,800	40,406
Cie Generale des Etablissements Michelin (EUR) (D)(Z)	Zero	01/01/17	65,407	106,529

Ireland 0.05%				170,310

Shire PLC	2.750	05/09/14	140,000	170,310

Mexico 0.01%				50,550

Cemex SAB de CV (S)	3.750	03/15/18	40,000	33,500
Cemex SAB de CV (S)	3.250	03/15/16	20,000	17,050

United Kingdom 0.03%				124,550

Subsea 7 SA	2.250	10/11/13	100,000	124,550

United States 0.91%				3,434,859

Airtran Holdings, Inc.	5.250	11/01/16	66,000	89,843

See notes to financial statements	19

Global High Yield Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value
United States (continued)

Alcatel-Lucent USA, Inc.	2.875	06/15/25	$37,000	$35,890
Alcatel-Lucent USA, Inc., Series A	2.875	06/15/23	158,000	140,225
Alliant Techsystems, Inc.	2.750	09/15/11	135,000	135,338
Altra Holdings, Inc. (S)	2.750	03/01/31	30,000	31,050
Amylin Pharmaceuticals, Inc.	3.000	06/15/14	113,000	104,949
Boston Properties LP	3.750	05/15/36	8,000	9,410
Callidus Software, Inc. (S)	4.750	06/01/16	35,000	31,985
Chart Industries, Inc.	2.000	08/01/18	22,000	22,000
Comtech Telecommunications Corp.	3.000	05/01/29	111,000	115,718
Digital River, Inc. (S)	2.000	11/01/30	103,000	94,503
EarthLink, Inc. (3.250% to 11/15/2011, then 3.500%)	3.250	11/15/26	112,000	116,760
Exterran Energy Corpexterran Energy Corp.	4.750	01/15/14	112,000	111,020
Fidelity National Financial, Inc. (S)	4.250	08/15/18	55,000	54,794
Gilead Sciences, Inc. (S)	1.000	05/01/14	120,000	134,400
Greenbrier Companies, Inc. (S)	3.500	04/01/18	102,000	93,713
Hercules Offshore, Inc. (3.375% Steps down to Zero Coupon
on 6/1/2013)	3.375	06/01/38	103,000	96,048
Integra LifeSciences Holdings Corp. (S)	1.625	12/15/16	37,000	36,538
Intel Corp.	3.250	08/01/39	48,000	56,880
Ixia (S)	3.000	12/15/15	112,000	105,280
Mentor Graphics Corp. (S)	4.000	04/01/31	72,000	69,300
MF Global Holdings, Ltd.	3.375	08/01/18	26,000	26,000
Micron Technology, Inc.	1.875	06/01/14	95,000	91,556
Micron Technology, Inc.	1.875	06/01/27	69,000	67,361
Micron Technology, Inc. (S)	1.500	08/01/31	26,000	25,188
Newpark Resources, Inc.	4.000	10/01/17	85,000	98,813
Novellus Systems, Inc. (S)	2.625	05/15/41	17,000	16,214
ON Semiconductor Corp.	2.625	12/15/26	131,000	145,246
ON Semiconductor Corp., Series B (Call/Conversion date on
04/15/2012) (Z)	Zero	04/15/24	182,000	191,783
Owens-Brockway Glass Container, Inc. (S)	3.000	06/01/15	113,000	108,339
PDL BioPharma, Inc.	3.750	05/01/15	29,000	28,674
Quicksilver Resources, Inc.	1.875	11/01/24	75,000	78,000
Radian Group, Inc.	3.000	11/15/17	30,000	20,138
RTI International Metals, Inc.	3.000	12/01/15	33,000	38,280
Rudolph Technologies, Inc. (S)	3.750	07/15/16	30,000	28,512
SanDisk Corp.	1.500	08/15/17	109,000	117,448
Savient Pharmaceuticals, Inc.	4.750	02/01/18	66,000	62,948
SESI LLC (1.500% Steps down to 1.250% on 12/15/2011)	1.500	12/15/26	44,000	45,925
Smithfield Foods, Inc.	4.000	06/30/13	99,000	115,954
Teva Pharmaceutical Finance Company, LLC	0.250	02/01/26	75,000	81,938
TRW Automotive, Inc. (S)	3.500	12/01/15	43,000	79,335
Tyson Foods, Inc.	3.250	10/15/13	125,000	151,719
WebMD Health Corp. (S)	2.500	01/31/18	47,000	41,595
WebMD Health Corp. (S)	2.250	03/31/16	17,000	15,449
Xilinx, Inc.	3.125	03/15/37	64,000	72,800

Structured Notes (K) 2.13%				$8,039,084

(Cost $7,645,410)

Brazil 1.33%				5,020,075

Federative Republic of Brazil (Citigroup Funding, Inc.)
Note (BRL) (D)	10.000	01/01/21	4,100,000	2,262,109

See notes to financial statements	20

Global High Yield Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value
Brazil (continued)

Federative Republic of Brazil (HSBC Bank USA)
Note (BRL) (D)	10.000	01/01/17	$2,150,000	$1,240,206
Federative Republic of Brazil (JPMorgan Chase & Company)
Note (BRL) (D)	10.000	01/01/15	500,000	302,433
Note (BRL) (D)	10.000	01/01/21	2,000,000	1,215,327

Colombia 0.27%				1,010,429

Republic of Colombia (Citigroup Funding, Inc.)
Note (COP) (D)	11.000	07/27/20	1,000,000,000	686,032
Note (COP) (D)	10.000	07/24/24	485,000,000	324,397

Indonesia 0.36%				1,358,997

Republic of Indonesia (Deutsche Bank AG)
Note (IDR) (D)	11.000	09/15/25	1,400,000,000	210,095
Note (IDR) (D)	8.250	07/15/21	3,200,000,000	408,821
Republic of Indonesia (HSBC Bank PLC)
Note (IDR) (D)(S)	8.250	07/15/21	2,700,000,000	342,005
Republic of Indonesia (JPMorgan Chase & Company)
Note (IDR) (D)	11.000	09/15/25	1,500,000,000	222,729
Note (IDR) (D)	8.250	07/15/21	1,387,000,000	175,347

United Kingdom 0.17%				649,583

Deutsche Bank AG/London (S)	9.375	02/13/18	644,000	649,583

Term Loans (M) 1.20%				$4,531,880

(Cost $4,665,055)

Indonesia 0.33%				1,254,274

Bumi Resources Tbk PT	11.185	08/07/13	601,000	624,439
Bumi Resources Tbk PT	6.786	03/02/12	633,000	629,835

Spain 0.04%				135,000

Endesa Costanera SA	11.249	03/30/12	135,000	135,000

United States 0.83%				3,142,606

Caesars Entertainment Corp.	3.230	01/28/15	825,000	741,911
iStar Financial, Inc.	7.000	06/30/14	800,000	796,750
Texas Competitive Electric Holdings Company LLC	4.728	10/10/17	2,153,987	1,603,945

			Shares	Value

Preferred Securities 0.16%				$607,030

(Cost $567,224)

United Kingdom 0.00%				17,297

AngloGold Ashanti Holdings Finance PLC, 6.000%			350	17,297

United States 0.16%				589,733

AES Trust III, 6.750%			200	9,666
Apache Corp., Series D, 6.000%			2,630	171,318
Hartford Financial Services Group, Inc., Series F, 7.250%			1,400	33,320
MetLife, Inc., 5.000%			780	60,793
Molycorp, Inc., 5.500%			260	31,138
PPL Corp., 8.750%			500	26,820

See notes to financial statements	21

Global High Yield Fund
As of 7-31-11

		Shares	Value
United States (continued)

Unisys Corp., 6.250%		31	$2,078
Wells Fargo & Company, 7.500%		162	171,995
Wintrust Financial Corp., 7.500%		1,500	82,605

Common Stocks 0.05%			$174,237

(Cost $197,549)

United States 0.05%			174,237

Archer-Daniels-Midland Company		4,163	126,472
El Paso Corp.		804	16,522
Hipotecaria Su Casita SA de CV (I)		998	0
Life Technologies Corp. (I)		275	12,383
Veeco Instruments, Inc. (I)		474	18,860

	Yield*	Shares	Value

Short-Term Investments 2.07%			$7,814,796

(Cost $7,814,796)

Money Market Funds 2.07%			7,814,796

State Street Institutional Liquid Reserves Fund	0.1457% (Y)	7,814,796	7,814,796

Total investments (Cost $356,921,089)† 98.04%			$369,779,228

Other assets and liabilities, net 1.96%			$7,379,864

Total net assets 100.00%			$377,159,092

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund. All par values are denominated in U.S. Dollars unless otherwise indicated.

Currency abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippino Peso
ZAR	South African Rand

See notes to financial statements	22

Global High Yield Fund
As of 7-31-11

Notes to Portfolio of Investments

PIK Payment-in-kind

(C) Security purchased on a when-issued or delayed delivery basis.

(D) Par value of foreign bonds is expressed in local currency as shown parenthetically in security description.

(I) Non-income producing security.

(K) Underlying issuer is shown parenthetically in security description.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end unless the investment is unsettled.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $101,515,722 or 26.92% of the Fund's net assets as of 7-31-11.

(Y) The rate shown is the annualized seven-day yield as of 7-31-11.

(Z) Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.

* Yield represents either the annualized yield at the date of purchase.

† At 7-31-11, the aggregate cost of investment securities for federal income tax purposes was $357,918,818. Net unrealized appreciation aggregated $11,860,410, of which $14,596,185 related to appreciated investment securities and $2,735,775 related to depreciated investment securities.

The Fund had the following sector composition as a percentage of net assets on 7-31-11:

Foreign Government Obligations	27%
Consumer Discretionary	14%
Energy	13%
Materials	7%
Financials	7%
Telecommunication Services	6%
Industrials	6%
Health Care	5%
Consumer Staples	4%
Utilities	4%
Information Technology	3%
Short-Term Investments & Other	4%

See notes to financial statements	23

Global High Yield Fund

Statement of Assets and Liabilities — July 31, 2011

Assets

Investments, at value (Cost $356,921,089)	$369,779,228
Receivable for investments sold	5,967,090
Receivable for fund shares sold	19,322
Receivable for forward foreign currency
exchange contracts (Note 3)	185,354
Dividends and interest receivable	6,709,415

Total assets	382,660,409

Liabilities

Payable for investments purchased	4,788,746
Payable for delayed delivery securities
purchased	322,784
Payable for forward foreign currency exchange
contracts (Note 3)	255,471
Distributions payable	284
Payable to affiliates
Accounting and legal services fees	7,628
Transfer agent fees	6
Trustees' fees	35
Other liabilities and accrued expenses	126,363

Total liabilities	5,501,317

Net assets

Capital paid-in	$359,600,295
Undistributed net investment income	1,186,075
Accumulated net realized gain on investments
and foreign currency transactions	3,583,052
Net unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies	12,789,670

Net assets	$377,159,092

Net asset value per share

Based on net asset values and shares
outstanding-the Fund has an unlimited number
of shares authorized with no par value
Class A ($26,677 ÷ 2,500 shares)	$10.67
Class I ($26,676 ÷ 2,500 shares)	$10.67
Class NAV ($377,105,739 ÷ 35,342,460 shares)	$10.67

Maximum offering price per share
Class A (net asset value per share ÷ 95.5%)[1]	$11.17

1

On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	24

Global High Yield Fund

Statement of Operations — For the Year Ended July 31, 2011

Investment income

Interest	$23,227,550
Dividends	41,111
Less foreign taxes withheld	(7,632)

Total investment income	23,261,029

Expenses

Investment management fees (Note 5)	2,564,151
Distribution and service fees (Note 5)	80
Accounting and legal services fees (Note 5)	41,439
Transfer agent fees (Note 5)	61
Trustees' fees (Note 5)	2,657
Professional fees	81,154
Custodian fees	168,089
Registration and filing fees	39,666
Other	7,186

Total expenses	2,904,483
Less expense reductions and amounts
recaptured (Note 5)	(7,954)

Net expenses	2,896,529

Net investment income	20,364,500

Realized and unrealized gain (loss)

Net realized gain on
Investments	8,301,245
Foreign currency transactions	1,177,257
9,478,502

Change in net unrealized appreciation
(depreciation) of
Investments	2,652,965
Translation of assets and liabilities in foreign
currencies	(20,360)
2,632,605

Net realized and unrealized gain	12,111,107

Increase in net assets from operations	$32,475,607

The accompanying notes are an integral part of the financial statements.	25

Global High Yield Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	7/31/11	7/31/10[1]

Increase (decrease) in net assets

From operations
Net investment income	$20,364,500	$11,565,434
Net realized gain	9,478,502	2,434,743
Change in net unrealized appreciation
(depreciation)	2,632,605	10,157,065

Increase in net assets resulting from
operations	32,475,607	24,157,242

Distributions to shareholders
From net investment income
Class A	(1,708)	(1,177)
Class I	(1,787)	(1,231)
Class NAV	(21,331,720)	(12,107,371)
From net realized gain
Class A	(484)	—
Class I	(484)	—
Class NAV	(5,628,109)	—
Total distributions	(26,964,292)	(12,109,779)

From Fund share transactions (Note 6)	98,934,845	260,665,469

Total increase	104,446,160	272,712,932

Net assets

Beginning of year	272,712,932	—
End of year	$377,159,092	$272,712,932

Undistributed net investment income	$1,186,075	$66,461

1

Period from 11-2-09 (commencement of operations) to 7-31-10.

See notes to financial statements.	26

Global High Yield Fund
Financial Highlights (For a share outstanding throughout the period)

Class A Shares

Period ended
	7-31-11	7-31-10[1]
Per share operating performance

Net asset value, beginning of year	$10.47	$10.00
Net investment income[2]	0.65	0.45
Net realized and unrealized gain on
investments	0.42	0.49
Total from investment operations	1.07	0.94

Less distributions
From net investment income	(0.68)	(0.47)
From net realized gain	(0.19)	—
Total distributions	(0.87)	(0.47)

Net asset value, end of year	$10.67	$10.47

Total return (%)[3,4]	10.67	9.66[5]

Ratios and supplemental data

Net assets, end of year (in millions)	— [7]	— [7]
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured	1.39	1.34[6]
Expenses including reductions and amounts
recaptured	1.30	1.30[6]
Net investment income	6.11	5.97[6]
Portfolio turnover (%)	68	49

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Does not reflect the effect of sales charges, if any.
5 Not annualized.
6 Annualized.
7 Less than $500,000.

See notes to financial statements	27	Global High Yield Fund

Global High Yield Fund
Financial Highlights (For a share outstanding throughout the period)

Class I Shares

Period ended

Per share operating performance

Net asset value, beginning of year	$10.47	$10.00
Net investment income[2]	0.68	0.47
Net realized and unrealized gain on
investments	0.42	0.49
Total from investment operations	1.10	0.96

Less distributions
From net investment income	(0.71)	(0.49)
From net realized gain	(0.19)	—
Total distributions	(0.90)	(0.49)

Net asset value, end of year	$10.67	$10.47

Total return (%)[3]	11.00	9.89[4]

Ratios and supplemental data

Net assets, end of year (in millions)	— [6]	— [6]
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured	0.97	1.35[5]
Expenses including reductions and amounts
recaptured	1.00	1.00[5]
Net investment income	6.41	6.25[5]
Portfolio turnover (%)	68	49

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.
6 Less than $500,000.

See notes to financial statements	28	Global High Yield Fund

Global High Yield Fund
Financial Highlights (For a share outstanding throughout the period)

Class NAV Shares

Period ended

Per share operating performance

Net asset value, beginning of period	$10.47	$10.00
Net investment income[2]	0.69	0.49
Net realized and unrealized gain on
investments	0.42	0.48
Total from investment operations	1.11	0.97

Less distributions
From net investment income	(0.72)	(0.50)
From net realized gain	(0.19)	—
Total distributions	(0.91)	(0.50)

Net asset value, end of period	$10.67	$10.47

Total return (%)[3]	11.09	9.96[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$377	$273
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured	0.93	0.94[5]
Expenses including reductions and amounts
recaptured	0.92	0.94[5]
Net investment income	6.50	6.51[5]
Portfolio turnover (%)	68	49

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not Annualized.
5 Annualized.

See notes to financial statements	29	Global High Yield Fund

Global High Yield Fund
Notes to Financial Statements

Note 1 — Organization

John Hancock Global High Yield Fund (the Fund) is a non-diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek maximum total return, which consists of income on its investments and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and foreign fixed-income securities rated below investment grade. Investments in high yield securities involve greater degrees of credit and market risk than investments in higher rated securities and tend to be more sensitive to market conditions.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are sold to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and registration fees for each class may differ.

Note 2 - Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2011, by major security category or type

			Level 2	Level 3
	Total Market		Significant	Significant
	Value at	Level 1 Quoted	Observable	Unobservable
	07-31-11	Price	Inputs	Inputs
Corporate Bonds	$243,119,892	—	$242,581,451	$538,441
Foreign Government Obligations	101,153,549	—	101,153,549	—
Capital Preferred Securities	372,600	—	372,600	—
Convertible Bonds	3,966,160	—	3,966,160	—
Structured Notes	8,039,084	—	952,016	7,087,068
Term Loans	4,531,880	—	3,142,606	1,389,274
Preferred Securities	607,030	$522,347	84,683	—
Common Stocks	174,237	174,237	—	—
Short-Term Investments	7,814,796	7,814,796	—	—

Total Investments in Securities	$369,779,228	$8,511,380	$352,253,065	$9,014,783
Other Financial Instruments:
Foreign Forward Currency Contracts	($70,117)	—	($70,117)	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended July 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Corporate	Foreign Government	Structured
	Bonds	Obligation	Notes	Term Loans	Total
Balance as of 7-31-10	-	$3,827,669	$8,542,379	-	$12,370,048
Realized gain (loss)	-	174,748	814,870	-	989,618

Change in unrealized
appreciation (depreciation)	$12,374	(66,924)	(132,757)	$25,459	(161,848)
Purchases	526,067	-	7,644,205	1,957,965	10,128,237
Sales	-	(2,787,988)	(9,781,629)	(594,150)	(13,163,767)
Transfers into Level 3	-	-	-	-	-
Transfers out of Level 3	-	(1,147,505)	-	-	(1,147,505)
Balance as of 7-31-11	$538,441	-	$7,087,068	$1,389,274	$9,014,783

Change in unrealized at
period end*	$12,374	-	$314,188	$25,459	$352,021

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities, including exchange-traded funds, held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Fund in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

31

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

New accounting pronouncements. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Structured notes. The Fund may invest in structured notes. The Fund invests in an entity, such as a trust, organized and operated solely for the purpose of restructuring the investment characteristics of various securities. This type of restructuring involves the deposit or purchase of specified instruments and the issuance of one or more classes of securities backed by, or representing interests, in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics, such as varying maturities, payment priorities or interest rate provisions. The extent of the income paid by the structured notes is dependent on the cash flow of the underlying instruments.

Term loans (Floating rate loans). The Fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A Fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. A Fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the Fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. A Fund may have limited rights to enforce the terms of an underlying loan.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

32

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

The Fund may be subject to capital gains and repatriation taxes as imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended July 31, 2011, the Fund had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and

33

pays them monthly. Capital gain distributions, if any, are paid annually. The tax character of distributions for the year ended July 31, 2011 and the period ended July 31, 2010 was as follows:

	July 31, 2011	July 31, 2010

Ordinary Income	$26,964,292	$12,109,779

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of July 31, 2011, the components of distributable earnings on a tax basis included $2,600,683 of undistributed ordinary income and $3,096,340 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities and foreign currency transactions.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of Assets and Liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended July 31, 2011, the Fund used forward foreign currency contracts to manage against anticipated currency exchange rates and for exposure to foreign currency. The following table summarizes the contracts held at July 31, 2011. During the year ended July 31, 2011, the Fund held forward foreign currency contracts with USD absolute values ranging from $4.4 million to $34.1 million, as measured at each quarter end.

34

		Principal
		Amount
		Covered by			Unrealized
	Principal Amount	Contract			Appreciation
Currency	Covered by Contract	(USD)	Counterparty	Settlement Date	(Depreciation)

Buys

BRL	3,411,090	$2,198,576	Citibank N.A.	8/2/2011	$921
CNY	7,545,000	1,129,237	Citibank N.A.	8/9/2011	42,862
CNY	7,545,000	1,167,957	Citibank N.A.	11/14/2011	5,183
CNY	10,101,400	1,584,458	Citibank N.A.	5/16/2012	(3,772)
EUR	723,519	1,038,669	Citibank N.A.	8/15/2011	654
RUB	37,112,693	1,310,000	Citibank N.A.	8/19/2011	30,424
RUB	43,863,893	1,544,993	Citibank N.A.	9/20/2011	33,851
ZAR	11,683,851	1,708,665	Citibank N.A.	8/18/2011	35,588

		$11,682,555			$145,711

Sells

BRL	3,411,090	$2,123,041	Citibank N.A.	8/2/2011	($76,456)
BRL	4,657,170	2,986,456	Citibank N.A.	9/2/2011	6,916
CNY	7,545,000	1,160,769	Citibank N.A.	8/9/2011	(11,331)
CNY	7,545,000	1,172,494	Citibank N.A.	11/14/2011	(645)
COP	2,772,071,500	1,573,699	Citibank N.A.	8/16/2011	15,352
EUR	300,856	430,768	Citibank N.A.	8/8/2011	(1,475)
EUR	1,900,000	2,706,417	Citibank N.A.	8/15/2011	(22,903)
EUR	418,906	590,122	Citibank N.A.	8/16/2011	(11,617)
GBP	300,745	482,929	Citibank N.A.	8/15/2011	(10,661)
MXN	18,788,378	1,610,000	Citibank N.A.	9/1/2011	13,603
RUB	37,112,693	1,309,076	Citibank N.A.	8/19/2011	(31,348)
RUB	43,863,893	1,545,962	Citibank N.A.	9/20/2011	(32,882)
ZAR	11,683,851	1,697,026	Citibank N.A.	8/18/2011	(47,227)
ZAR	20,282,733	3,018,000	Citibank N.A.	8/29/2011	(5,154)

		$22,406,759			($215,828)

Currency Abbreviations
BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
RUB	New Russian Ruble
ZAR	South African Rand

35

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at July 31, 2011 by risk category:

		Financial	Asset	Liability
	Statement of Assets and	Instruments	Derivatives	Derivatives
Risk	Liabilities Location	Location	Fair Value	Fair Value

	Receivable/Payable for	Foreign forward
Foreign Exchange	forward foreign currency	currency
Contracts	exchange contracts	contracts	$185,354	($255,471)

Total			$185,354	($255,471)

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2011:

	Statement of
	Operations	Foreign currency
Risk	location	transactions*
Foreign exchange	Net realized gain/
contracts	(loss)	($178,931)

Total		($178,931)

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of Operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2011:

		Translation of assets and
		liabilities in foreign
Risk	Statement of Operations location	currencies*
Foreign
exchange	Change in unrealized appreciation
contracts	(depreciation)	($19,489)

Total		($19,489)

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of Operations.

Note 4 - Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

36

Note 5 – Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Funds. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Funds. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 0.825% of the first $250,000,000 of the Fund’s average daily net assets, b) 0.790% of the next $500,000,000 and c) 0.770% of the Fund’s average daily net assets in excess of $750,000,000. The Adviser has a subadvisory agreement with Stone Harbor Investment Partners LP. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended July 31, 2011 were equivalent to an annual effective rate of 0.82% of the Fund’s average daily net assets.

Effective May 31, 2011, the Adviser has contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the funds. Prior to May 31, 2011, the waiver was, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeded $85 billion.

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excludes taxes, portfolio brokerage commissions, interest, overdraft, litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.30% and 1.00% for Class A and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until November 30, 2011.

Additionally, the Adviser has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.15% of average net assets.

Accordingly, these expense reductions amounted to $24, $2 and $7,939 for Class A, Class I and Class NAV shares, respectively, for the year ended July 31, 2011.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amounts recovered during the year ended July 31, 2011, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

Amounts eligible for	Amounts eligible for	Amount recovered
recovery through	recovery through	during the year ended
July 1, 2013	July 1, 2014	July 31, 2011

$62	$26	$11

37

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2011, amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to 0.30% for Class A shares for distribution and service fees expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares may be assessed up-front sales charges. During the year ended July 31, 2011, there were no up-front sales charges assessed for Class A shares.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2011 were:

Class	Distribution and	Transfer agent fees
	service fees

A	$80	$47

I	-	14

Total	$80	$61

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

38

Note 6 - Fund share transactions

Transactions in Fund shares for the year ended July 31, 2011 and for the period ended July 31, 2010 were as follows:

	Year ended		Period ended
	7-31-11		7-31-10[1]

	Shares	Amount	Shares	Amount
Class A shares
Sold	—	—	2,500	$25,000

Net increase	—	—	2,500	$25,000

Class I shares
Sold	—	—	2,500	$25,000

Net increase	—	—	2,500	$25,000

Class NAV shares
Sold	9,283,578	$98,785,981	26,141,666	$261,521,185
Distributions reinvested	2,547,974	26,959,929	1,192,847	12,107,371
Repurchased	(2,524,439)	(26,811,065)	(1,299,166)	(13,013,087)

Net increase	9,307,113	$98,934,845	26,035,347	$260,615,469

Net increase	9,307,113	$98,934,845	26,040,347	$260,665,469

1 Period from 11-2-09 (commencement of operations) to 7-31-10.

Affiliates of the Fund owned 100% of shares of beneficial interest of each of Class A, Class I and Class NAV on July 31, 2011.

Note 7 - Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $293,113,842 and $204,902,992, respectively, for the year ended July 31, 2011.

Note 8 - Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the year ended July 31, 2011 the following funds had an affiliate ownership concentration of 5% or more of the Fund’s net assets:

Affiliated
Fund	Concentration

John Hancock Lifestyle Balanced Portfolio	36.2%
John Hancock Lifestyle Conservative
Portfolio	12.9%
John Hancock Lifestyle Growth Portfolio	20.3%
John Hancock Lifestyle Moderate Portfolio	14.8%

39

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global High Yield Fund (the “Fund”) at July 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 23, 2011

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Tax information
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable period ended July 31, 2011.

With respect to the ordinary dividends paid by the Fund for the fiscal period ended July 31, 2011, the Fund designates the maximum amount allowable for the corporate dividends received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions that are taxable for calendar year 2011.

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EVALUATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the “Advisory Agreement”) and each of the Subadvisory Agreements (the “Subadvisory Agreements”) for each of the portfolios (the “Funds”) of John Hancock Funds II (the “Trust”) discussed in this annual report.

At in-person meetings on May 26-27, 2011 the Board, including all the Independent Trustees, approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

(1) the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Sub-Advisers to the Funds;

(2) the investment performance of the Funds and their Sub-Advisers;

(3) the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

(4) the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

(5) comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Sub-Advisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

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Approval of Advisory and Subadvisory Agreements

At in-person meetings on May 26-27, 2011, the Board, including all the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third-party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Sub-Advisers regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Sub-Advisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS' compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Trustees also took into account their knowledge of JHIMS's management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of another trust in the complex.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) - (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

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(e) recognized the Adviser’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

(2) - (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’ analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and the Funds’ respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers.

3)– (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (the “Participating Portfolios”) or otherwise reimburse the expenses of the Participating Portfolios as follows (the “Reimbursement”) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

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(4) -(a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’ relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Sub-Advisers are affiliates of the Adviser;

(e) John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

5 - reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Sub-Advisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Sub-Advisory Agreements, the Board reviewed:

(1) information relating to each subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

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(3) the subadvisory fee for each Fund and comparative fee information prepared by an independent third party of mutual fund data; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Sub-Advisers.

With respect to the services provided by each of the Sub-Advisers, the Board received information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also considered the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Sub-Advisers.

The Board also compared the sub-advisory fees paid by the Adviser to fees charged by each Fund’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, if applicable.

The Board also received information with respect to any Material Relationships with respect to the unaffiliated Sub-Advisers, which include arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Sub-Advisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Sub-Adviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the performance of each Fund managed by a Sub-Adviser has generally been in line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

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(3) The subadvisory fees generally are competitive and within the range of industry norms, are paid by JHIMS out of its advisory fees it receives from the Fund and would not be an expense of the Fund, and, with respect to each Sub-Adviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Sub-Adviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

*	*	*

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Sub-Advisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

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John Hancock Funds II
Appendix A

PORTFOLIO	PERFORMANCE OF TRUST,
(SUBADVISER)	AS OF MARCH 31, 2011	FEES AND EXPENSES	OTHER COMMENTS

	Benchmark Index - The	Subadvisory fees for this	The Board noted that the Fund commenced operations on November 2,
	Fund modestly	Fund are higher than the peer	2009, and has a limited performance history.
	outperformed for the one-	group median.
	year period.		The Board noted the Fund’s strong performance over the one-year
Global High		Net management fees for	period relative to its benchmark and the peer group.
Yield	Morningstar Category: The	this Fund are higher than the
	Fund outperformed for the	peer group median.	The Board took into account management's discussion of the Fund's
(Stone Harbor	one-year period.		expenses, including the advisory/subadvisory fee structure. The Board
Investment		Total expenses for this Fund	also noted management’s discussion of the peer group.
Partners LP)		are higher than the peer
group median.

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Independent Trustees

	Position(s)		Number of Funds in
Name (Birth	Held with	Principal Occupation(s) and other Directorships	Fund Complex
Year)	Trust	During Past 5 Years	Overseen

Charles L.	Trustee (since	Director, Island Commuter Corp. (Marine Transport).	214
Bardelis (1941)	2005)	Trustee of John Hancock Variable Insurance Trust
		(since 1988), John Hancock Funds II (since 2005) and
		former Trustee of John Hancock Funds III (2005–
		2006).

Peter S. Burgess	Trustee (since	Consultant (financial, accounting and auditing	214
(1942)	2005)	matters) (since 1999); Certified Public Accountant.
		Partner, Arthur Andersen (independent public
		accounting firm) (prior to 1999).
		Director of the following publicly traded
		companies: Lincoln Educational Services
		Corporation (since 2004), Symetra Financial
		Corporation (since 2010) and PMA Capital
		Corporation (2004-2010).

		Trustee of John Hancock Variable Insurance Trust
		(since 2005), John Hancock Funds II (since 2005),
		and former Trustee of John Hancock Funds III
		(2005–2006).

Grace K. Fey	Trustee (since	Chief Executive Officer, Grace Fey Advisors (since	214
(1946)	2008)	2007); Director & Executive Vice President, Frontier
		Capital Management Company (1988-2007); Director,
		Fiduciary Trust (since 2009).

		Trustee of John Hancock Variable Insurance Trust
		(since 2008) and John Hancock Funds II (since 2008).

Theron S.	Trustee (since	Chief Executive Officer, T. Hoffman Associates,	214
Hoffman (1947)	2008)	LLC (since 2003); Director, The Todd Organization
		(since 2003); President, Westport Resources
		Management (2006–2008); Partner/Operating Head
		& Senior Managing Director, Putnam Investments
		(2000–2003); Executive Vice President, Thomson
		Corp. (1997–2000) (financial information
		publishing).

		Trustee of John Hancock Variable Insurance Trust
		(since 2008) and John Hancock Funds II (since
		2008).

Hassell H.	Trustee (since	Associate Professor, The Graduate School of The	214
McClellan (1945)	2005)	Wallace E. Carroll School of Management, Boston
		College (since 1984). Trustee of John Hancock
		Variable Insurance Trust (since 2005), John Hancock
		Funds II (since 2005) and Trustee of Phoenix Edge
		Series Funds (since 2008).

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James M. Oates	Trustee	Managing Director, Wydown Group (financial	214
(1946)	(since 2005)	consulting firm) (since 1994); Chairman, Emerson
		Investment Management, Inc. (since 2000);
		Chairman, Hudson Castle Group, Inc. (formerly IBEX
		Capital Markets, Inc.) (financial services company)
		(since 1997) (Independent Chairman, 1997–2006).

		Director of the following publicly traded companies:
		Stifel Financial (since 1996); Investor Financial
		Services Corporation (1995–2007); and Connecticut
		River Bancorp (since 1998); Director of the following
		mutual funds: Phoenix Mutual Funds (1988–2008);
		Virtus Funds (since 2008); and Emerson Investment
		Management (since 2000).

		Chairman of the Boards of John Hancock Variable
		Insurance Trust and John Hancock Funds II (since
		2005).

		Trustee of John Hancock Variable Insurance Trust
		(since 2004), John Hancock Funds II (since 2005)
		and former Trustee of John Hancock Funds III
		(2005–2006).

Steven M.	Trustee (since	Board of Governors Deputy Director Division of	214
Roberts (1944)	2008)	Banking Supervision and Regulation, Federal Reserve
		System (2005-2008); Partner, KPMG (1987-2004).

		Trustee of John Hancock Variable Insurance Trust
		(since 2008) and John Hancock Funds II (since
		September 2008).

Non-Independent Trustee1

	Position(s)		Number of Funds
	Held with	Principal Occupation(s) and other Directorships	in Fund Complex
Name (Birth Year)	Trust	During Past 5 Years	Overseen

James R. Boyle[2]	Trustee	(since Senior Executive Vice President, John Hancock	214
(1959)	2005)	Financial Services (since 1999, including prior
		positions); Chairman and Director, John Hancock
		Advisers, LLC, John Hancock Funds, LLC and
		John Hancock Investment Management Services,
		LLC (2005-2010).

		Trustee of John Hancock Variable Insurance Trust
		(since 2005), John Hancock Funds II (since 2005)
		and John Hancock retail funds (2005-2010).

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(1) Non-Independent Trustee holds positions with the Portfolios’ investment adviser, underwriter and certain other affiliates.

(2) Mr. Boyle is an “interested person” (as defined in the 1940 Act) of the Trust due to his prior position with MFC (or its affiliates), the ultimate parent of the Adviser.

Principal Officers who are not Trustees

Position(s) Held
Name (Birth Year)	with the Trust	Principal Occupation(s) During Past 5 Years

Hugh McHaffie	President	Executive Vice President, John Hancock Financial Services (since
(1959)	(since 2009)	2006, including prior positions); Chairman and Director, John Hancock
Advisers, LLC, John Hancock Investment Management Services, LLC
and John Hancock Funds, LLC (since 2010); Non Independent Trustee,
John Hancock retail funds (since 2010);
President, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2009); Senior Vice President, Individual Business
Product Management, MetLife, Inc. (1999-2006).

Thomas M. Kinzler	Secretary and	Vice President, John Hancock Financial Services (since 2006);
(1955)	Chief Legal	Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John
	Officer	Hancock Investment Management Services, LLC and John Hancock
	(since 2006)	Funds, LLC (since 2007); Secretary and Chief Legal Officer, John
Hancock retail funds, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2006); Vice President and Associate
General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series
Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–
2006).

Francis V. Knox, Jr.	Chief Compliance	Vice President, John Hancock Financial Services (since 2005);Chief
(1947)	Officer (“CCO”)	Compliance Officer, John Hancock retail funds, John Hancock Funds II,
	(since 2005)	John Hancock Variable Insurance Trust, John Hancock Advisers, LLC
and John Hancock Investment Management Services, LLC (since
2005); Vice President and Chief Compliance Officer, John Hancock
Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary	Treasurer	Assistant Vice President, John Hancock Financial Services (since
(1965)	(since 2009)	2007); Treasurer, John Hancock Funds II and John Hancock Variable
Insurance Trust (since 2009); Treasurer, John Hancock retail funds
(2009-2010); Vice President, John Hancock Advisers, LLC and John
Hancock Investment Management Services, LLC (since 2007);
Assistant Treasurer, John Hancock retail funds (2007-2009 and 2010),
John Hancock Funds II and John Hancock Variable Insurance Trust
(2007–2009) and John Hancock Funds III (since 2009); Vice President and Director of Fund Administration, JP Morgan (2004-2007).

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Position(s) Held
Name (Birth Year)	with the Trust	Principal Occupation(s) During Past 5 Years

Charles A. Rizzo	Chief Financial	Vice President, John Hancock Financial Services (since 2008); Senior
(1959)	Officer	Vice President, John Hancock Advisers, LLC and John Hancock
	(since 2007)	Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John
Hancock Variable Insurance Trust (since 2007); Assistant Treasurer,
Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007); Managing Director and Treasurer,
Scudder Funds, Deutsche Asset Management (2003–2005).

John G. Vrysen (1955)	Chief Operating	Senior Vice President, John Hancock Financial Services (since 2006);
	Officer	Director, Executive Vice President and Chief Operating Officer, John
	(since 2007)	Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief
	Chief Financial	Operating Officer, John Hancock Funds II and John Hancock Variable
	Officer	Insurance Trust (since 2007); Chief Operating Officer, John Hancock
	(2005 to 2007)	retail funds (until 2009); Trustee, John Hancock retail funds (since
2009).

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More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management Services, LLC
James R. Boyle†
Grace K. Fey	Investment subadviser
Charles L. Bardelis*	Stone Harbor Investment Partners LP
Peter S. Burgess*
Theron S. Hoffman	Principal distributor
Hassell H. McClellan	John Hancock Funds, LLC
Steven M. Roberts*
*Member of the Audit Committee	Custodian
†Non-Independent Trustee	State Street Bank and Trust Company

Transfer agent
Officers	John Hancock Signature Services, Inc.
Hugh McHaffie
President	Legal counsel
Thomas M. Kinzler	K&L Gates LLP
Secretary and Chief Legal Officer
Francis V. Knox, Jr.	Independent registered public accounting firm
Chief Compliance Officer	PricewarterhouseCoopers LLP
Michael J. Leary

Treasurer	The report is certified under the Sarbanes-Oxley Act, which
Charles A. Rizzo	requires mutual funds and other public companies to affirm
Chief Financial Officer	that, to the best of their knowledge, the information in
John G. Vrysen	their financial reports is fairly and accurately stated in all
Chief Operating Officer	material respects.

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

53

John Hancock

Multi Sector Bond Fund

Annual Report

7.31.11

John Hancock Multi Sector Bond Fund

Table of Contents

Management’s discussion of Fund performance	.....................................................................	Page 3

A look at performance	.....................................................................	Page 4

Your expenses	.....................................................................	Page 6

Portfolio summary	.....................................................................	Page 7

Fund’s investments	.....................................................................	Page 8

Financial statements	.....................................................................	Page 33

Financial highlights	.....................................................................	Page 36

Notes to financial statements	.....................................................................	Page 39

Trustees and Officers	.....................................................................	Page 61

More information	.....................................................................	Page 65

2

John Hancock Multi Sector Bond Fund

Management’s Discussion of Fund Performance
By Stone Harbor Investment Partners LP

Fixed-income assets posted strong gains over the 12 months ended July 31, 2011, even as doubts lingered regarding the sustainability of a synchronized global recovery. External shocks remained key drivers of market volatility throughout the period. The threat of a European debt crisis, political instability in the Middle East and North Africa and natural disasters in Japan led to a headline-driven sell-off in global equity markets. Toward the end of the period, mounting signs of a slowdown in global growth fostered some further risk aversion, as sovereign fiscal concerns resurfaced in Europe and a debt ceiling debate in the U.S. prompted fears of a credit rating downgrade, which occurred after the period ended.

Against this backdrop, corporate credit markets continued to perform strongly, with high yield bonds and loans outperforming emerging markets hard currency debt on a duration-adjusted basis. Emerging markets local currency debt posted stronger gains, however, benefiting from strong balance sheet fundamentals, high real yields and continued global investor interest. In the corporate world, credit rating upgrades exceeded downgrades by near-historic high levels, while defaults remained exceptionally low. On a relative basis, this improvement was arguably greater, given the focus on U.S. government debt to Gross Domestic Product levels and spending patterns.

For the 12 months ended July 31, 2011, John Hancock Multi Sector Bond Fund’s Class NAV shares returned 6.92% at net asset value. That compares with the 4.28% return of the Fund’s benchmark, the Barclays Capital 1-5 Year U.S. Credit Index and the average 8.04% return of Morningstar, Inc.’s multi-sector bond fund category. Asset allocation among segments of the fixed-income market was a positive contributor to relative performance, dominated by tightening spreads in credit-risk assets. Within issue selection, the investment-grade portfolio benefited from the outperformance of mortgages and commercial mortgage-backed securities, which were boosted by limited supply, strong demand and good relative value versus competing investments. Conversely, losses on futures contracts detracted from performance.

This commentary reflects the views of the portfolio managers through 8-31-11. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant. Past performance is no guarantee of future results.The major factors in this Fund's performance are interest-rate and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund's average maturity will make it more sensitive to interest-rate risk. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Higher-yielding bonds are riskier than lower-yielding bonds, and their value may fluctuate more in response to market conditions. Sector investing is subject to greater risks than the market as a whole.

3

A Look at Performance

John Hancock Multi Sector Bond Fund

For the period ended July 31, 2011

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
Class	1-year	5-year	10-year	Inception[1]	1-year	5-year	10-year	Inception[1]

A	1.61	-	-	3.79	1.61	-	-	6.73

I2	6.70	-	-	6.81	6.70	-	-	12.23

NAV[2]	6.92	-	-	7.02	6.92	-	-	12.61

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 4.5%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 11-30-11. Had the fee waivers and expense limitations not been in place gross expenses would apply. For class NAV the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class NAV

Net (%)	1.25	0.95	0.78

Gross (%)	1.31	1.11	0.78

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1–800–225–5291.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Footnotes on the following page.

4

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class I2	11-2-09	$11,223	$11,223	$10,996

Class NAV[2]	11-2-09	11,261	11,261	10,996

Barclays Capital 1-5 year U.S. Credit Index includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

1 From 11-2-09.

2 For certain types of investors, as described in the Fund’s Class I and Class NAV shares prospectuses.

3 NAV represents net asset value and POP represents public offering price.

5	Annual report | Multi Sector Bond Fund

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding your fund expenses

As a shareholder of the Fund, you incur two types of costs:

• Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

• Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2011, with the same investment held until July 31, 2011.

	Account value	Ending value	Expenses paid during
	on 2-1-11	on 7-31-11	period ended 7-31-11[1]

Class A	$1,000.00	$1,020.00	$6.21

Class I	1,000.00	1,021.20	4.81

Class NAV	1,000.00	1,022.30	4.16

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

[ My account value $8,600.00 / $1,000.00 = 8.6 ] x $[ “expenses paid” from table ] = My actual expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on the actual expense ratio of each class and an assumed 5% annualized return before February 1, 2011, with the same investment held until July 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-11	on 7-31-11	period ended 7-31-11

Class A	$1,000.00	$1,018.60	$6.21

Class I	1,000.00	1,020.00	4.81

Class NAV	1,000.00	1,020.70	4.16

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.24%, 0.96% and 0.83% for Class A, Class I and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

6

John Hancock Multi Sector Bond Fund

Portfolio Summary

Value as a
percentage of
Portfolio Composition	Fund’s net assets
Corporate Bonds	39%
Term Loans	20%
Collateralized Mortgage Obligations	16%
U.S. Government Agency Obligations	8%
Foreign Government Obligations	8%
Asset Backed Securities	3%
Convertible Bonds	2%
Structured Notes	2%
Short-Term Investments & Other	2%

Value as a
percentage of
Sector Composition[1]	Fund’s net assets
Financials	32%
Consumer Discretionary	11%
U.S. Government Agency	8%
Foreign Government Obligations	8%
Industrials	7%
Health Care	6%
Energy	5%
Materials	5%
Information Technology	4%
Consumer Staples	4%
Telecommunication Services	4%
Utilities	4%
Short-Term Investments & Other	2%

Value as a
percentage of
Quality Composition[2]	Fund's net assets
AAA	14%
AA	3%
A	14%
BBB	22%
BB	14%
B	17%
CCC & Below	8%
Not Rated	6%
Short-Term Investments & Other	2%

1 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

2 Ratings are from Moody's Investors Services, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. NotRated securities are those with no ratings available. All are as of 7-31-11 and do not reflect subsequent downgrades or upgrades, if any.

7

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Corporate Bonds 39.12%				$400,304,450

(Cost $386,534,491)

Consumer Discretionary 6.05%				61,927,549

Auto Components 0.16%
Allison Transmission, Inc. (S)	7.125	05/15/19	$500,000	490,000
Tenneco, Inc.	7.750	08/15/18	550,000	587,125
TRW Automotive, Inc. (S)	8.875	12/01/17	250,000	278,750
UCI International, Inc.	8.625	02/15/19	280,000	287,000

Automobiles 0.22%
Chrysler Group LLC/CG Company-Issuer, Inc. (S)	8.250	06/15/21	250,000	245,000
Chrysler Group LLC/CG Company-Issuer, Inc. (S)	8.000	06/15/19	150,000	145,125
Hyundai Capital Services, Inc. (S)	6.000	05/05/15	1,725,000	1,912,784

Diversified Consumer Services 0.13%
SSI Investments II/SSI Company-Issuer LLC	11.125	06/01/18	425,000	469,625
The ServiceMaster Company	7.450	08/15/27	250,000	205,000
The ServiceMaster Company, PIK (S)	10.750	07/15/15	625,000	657,813

Hotels, Restaurants & Leisure 0.55%
Ameristar Casinos, Inc. (S)	7.500	04/15/21	325,000	338,000
Boyd Gaming Corp. (S)	9.125	12/01/18	525,000	541,406
Caesars Entertainment Operating Company, Inc.	12.750	04/15/18	425,000	425,000
Caesars Entertainment Operating Company, Inc.	11.250	06/01/17	350,000	385,438
Caesars Entertainment Operating Company, Inc.	5.375	12/15/13	275,000	260,563
Cap Cana SA	10.000	04/30/16	222,300	100,035
Cap Cana SA, PIK	10.000	04/30/16	320,561	112,196
DineEquity, Inc.	9.500	10/30/18	75,000	82,406
Isle of Capri Casinos, Inc. (S)	7.750	03/15/19	225,000	229,500
Isle of Capri Casinos, Inc.	7.000	03/01/14	525,000	525,000
Jacobs Entertainment, Inc.	9.750	06/15/14	70,000	71,050
MGM Resorts International (S)	10.000	11/01/16	325,000	350,594
MGM Resorts International	9.000	03/15/20	250,000	278,125
MGM Resorts International	6.875	04/01/16	425,000	405,875
MGM Resorts International	5.875	02/27/14	525,000	514,500
Pinnacle Entertainment, Inc.	8.750	05/15/20	500,000	535,000
Pinnacle Entertainment, Inc.	8.625	08/01/17	425,000	462,188

Household Durables 0.35%
American Standard Americas (S)	10.750	01/15/16	260,000	249,438
Desarrolladora Homex SAB de CV	7.500	09/28/15	51,000	52,148
Newell Rubbermaid, Inc.	5.500	04/15/13	2,650,000	2,820,085
Norcraft Companies LP/Norcraft Finance Corp.	10.500	12/15/15	450,000	438,750

Household Products 0.14%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (S)	9.875	08/15/19	200,000	201,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (S)	9.000	04/15/19	525,000	522,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (S)	8.750	05/15/18	450,000	432,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (S)	8.250	02/15/21	250,000	230,625

Media 2.78%
AMC Entertainment, Inc. (S)	9.750	12/01/20	100,000	102,000
AMC Entertainment, Inc.	8.750	06/01/19	375,000	398,438
AMC Entertainment, Inc.	8.000	03/01/14	479,000	480,198
AMC Networks, Inc. (S)	7.750	07/15/21	200,000	210,500
Bresnan Broadband Holdings LLC (S)	8.000	12/15/18	325,000	337,188
Cablevision Systems Corp.	8.625	09/15/17	700,000	773,500

See notes to financial statements	8

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Consumer Discretionary (continued)

CCO Holdings LLC/CCO Holdings Capital Corp.	7.875	04/30/18	$75,000	$80,625
CCO Holdings LLC/CCO Holdings Capital Corp.	7.250	10/30/17	400,000	422,000
Cinemark USA, Inc.	8.625	06/15/19	675,000	737,438
Citadel Broadcasting Corp. (S)	7.750	12/15/18	125,000	134,531
Columbus International, Inc.	11.500	11/20/14	101,000	113,401
DIRECTV Holdings LLC/DIRECTV Financing Company, Inc.	5.000	03/01/21	4,500,000	4,804,043
DISH DBS Corp.	7.875	09/01/19	800,000	879,000
DISH DBS Corp. (S)	6.750	06/01/21	165,000	170,363
Entravision Communications Corp.	8.750	08/01/17	500,000	522,500
Interactive Data Corp.	10.250	08/01/18	650,000	724,750
Myriad International Holding BV	6.375	07/28/17	100,000	108,130
Nara Cable Funding, Ltd. (EUR) (D)	8.875	12/01/18	100,000	139,738
NBCUniversal Media LLC (S)	5.150	04/30/20	2,700,000	2,937,794
News America, Inc.	6.650	11/15/37	2,250,000	2,356,778
Omnicom Group, Inc.	4.450	08/15/20	2,950,000	3,038,940
Radio One, Inc., PIK (S)	15.000	05/24/16	471,600	478,674
Regal Entertainment Group	9.125	08/15/18	525,000	553,875
Sinclair Television Group, Inc. (S)	9.250	11/01/17	250,000	275,000
Sinclair Television Group, Inc.	8.375	10/15/18	225,000	237,938
The McClatchy Company	11.500	02/15/17	595,000	629,213
Time Warner, Inc.	7.700	05/01/32	1,789,000	2,236,583
Unitymedia Hessen GmbH & Company KG/Unitymedia NRW
GmbH (S)	8.125	12/01/17	350,000	376,250
Univision Communications, Inc. (S)	8.500	05/15/21	350,000	346,500
Viacom, Inc.	3.500	04/01/17	3,375,000	3,503,183
Visant Corp.	10.000	10/01/17	325,000	335,969

Multiline Retail 0.95%
JC Penney Corp., Inc.	7.400	04/01/37	600,000	582,000
Kohl's Corp.	6.875	12/15/37	2,475,000	2,938,530
Macy's Retail Holdings, Inc.	5.900	12/01/16	2,575,000	2,937,315
Nordstrom, Inc.	4.750	05/01/20	2,700,000	2,927,227
The Bon-Ton Department Stores, Inc.	10.250	03/15/14	360,000	359,100

Specialty Retail 0.68%
Armored AutoGroup, Inc. (S)	9.250	11/01/18	350,000	343,000
Baker & Taylor, Inc. (S)	11.500	07/01/13	450,000	381,375
Claire's Stores, Inc.	9.250	06/01/15	225,000	217,125
Claire's Stores, Inc. (S)	8.875	03/15/19	525,000	493,500
Claire's Stores, Inc., PIK	9.625	06/01/15	357,760	347,027
ERAC USA Finance LLC (S)	5.600	05/01/15	2,200,000	2,474,529
Express LLC/Express Finance Corp.	8.750	03/01/18	375,000	405,000
Limited Brands, Inc.	6.950	03/01/33	125,000	115,625
Lowe's Companies, Inc.	4.625	04/15/20	1,075,000	1,173,356
Petco Animal Supplies, Inc. (S)	9.250	12/01/18	375,000	405,000
RadioShack Corp. (S)	6.750	05/15/19	100,000	97,250
Toys R Us Property Company LLC	10.750	07/15/17	425,000	478,125

Textiles, Apparel & Luxury Goods 0.09%
Levi Strauss & Company	7.625	05/15/20	500,000	503,125
Quiksilver, Inc.	6.875	04/15/15	475,000	462,531

Consumer Staples 2.33%				23,837,782

Beverages 0.51%
Anheuser-Busch InBev Worldwide, Inc.	4.125	01/15/15	2,675,000	2,913,987
Coca-Cola Refreshments USA, Inc.	7.375	03/03/14	2,000,000	2,328,158

See notes to financial statements	9

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Consumer Staples (continued)

Commercial Services & Supplies 0.03%
ARAMARK Holdings Corp., PIK (S)	8.625	05/01/16	$325,000	$334,750

Food & Staples Retailing 0.55%
Michael Foods, Inc. (S)	9.750	07/15/18	450,000	486,000
New Albertsons, Inc.	8.000	05/01/31	1,350,000	1,164,375
Wal-Mart Stores, Inc.	3.250	10/25/20	3,950,000	3,959,895

Food Products 0.60%
Brickman Group Holdings, Inc. (S)	9.125	11/01/18	350,000	357,875
Dean Foods Company (S)	9.750	12/15/18	600,000	642,000
Dean Foods Company	7.000	06/01/16	50,000	49,500
Dean Foods Company	6.900	10/15/17	375,000	367,500
Del Monte Foods Company (S)	7.625	02/15/19	735,000	756,131
Grupo Bimbo SAB de CV (S)	4.875	06/30/20	100,000	103,109
Mead Johnson Nutrition Company	4.900	11/01/19	2,500,000	2,693,310
Minerva Overseas II, Ltd. (S)	10.875	11/15/19	104,000	115,440
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	10.625	04/01/17	350,000	376,250
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	9.250	04/01/15	325,000	337,188
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	8.250	09/01/17	275,000	289,781

Household Products 0.06%
NBTY, Inc.	9.000	10/01/18	600,000	641,250

Personal Products 0.02%
Hypermarcas SA (S)	6.500	04/20/21	179,000	180,432

Tobacco 0.56%
Altria Group, Inc.	9.250	08/06/19	2,075,000	2,770,007
Philip Morris International, Inc.	5.650	05/16/18	2,550,000	2,970,844

Energy 4.50%				46,076,567

Energy Equipment & Services 0.84%
Basic Energy Services, Inc. (S)	7.750	02/15/19	150,000	153,750
Complete Production Services, Inc.	8.000	12/15/16	475,000	498,750
Exterran Holdings, Inc. (S)	7.250	12/01/18	350,000	355,250
Hercules Offshore, Inc. (S)	10.500	10/15/17	551,000	575,795
Hornbeck Offshore Services, Inc.	8.000	09/01/17	25,000	25,563
Hornbeck Offshore Services, Inc.	6.125	12/01/14	375,000	375,000
Inkia Energy, Ltd. (S)	8.375	04/04/21	206,000	211,171
Midamerican Energy Holdings Company	5.750	04/01/18	1,825,000	2,102,342
Offshore Group Investments, Ltd.	11.500	08/01/15	175,000	193,813
Parker Drilling Company	9.125	04/01/18	475,000	505,875
SESI LLC (S)	6.375	05/01/19	225,000	226,688
Trinidad Drilling, Ltd. (S)	7.875	01/15/19	350,000	367,500
Weatherford International, Ltd.	7.000	03/15/38	2,630,000	3,044,020

Oil, Gas & Consumable Fuels 3.66%
Arch Coal, Inc. (S)	7.250	06/15/21	375,000	393,750
Arch Coal, Inc. (S)	7.000	06/15/19	125,000	130,938
Atlas Pipeline Partners LP	8.750	06/15/18	675,000	725,625
Bumi Investment Pte, Ltd. (S)	10.750	10/06/17	100,000	115,375
Cloud Peak Energy Resources LLC/Cloud Peak Energy
Finance Corp.	8.500	12/15/19	350,000	378,438
Cloud Peak Energy Resources LLC/Cloud Peak Energy
Finance Corp.	8.250	12/15/17	95,000	101,650
Concho Resources, Inc.	6.500	01/15/22	250,000	261,250

See notes to financial statements	10

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Energy (continued)

Consol Energy Inc.	8.250	04/01/20	$175,000	$194,688
Consol Energy Inc.	8.000	04/01/17	400,000	441,000
Copano Energy LLC/Copano Energy Finance Corp.	7.750	06/01/18	125,000	130,000
Denbury Resources, Inc.	8.250	02/15/20	550,000	607,750
Drummond Company, Inc.	7.375	02/15/16	500,000	515,000
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance
Company (S)	8.375	06/01/19	375,000	384,375
El Paso Corp.	7.800	08/01/31	125,000	148,095
El Paso Corp.	7.750	01/15/32	75,000	88,972
General Maritime Corp.	12.000	11/15/17	645,000	416,025
Hess Corp.	8.125	02/15/19	2,275,000	2,952,770
Inergy LP/Inergy Finance Corp.	7.000	10/01/18	225,000	229,500
KazMunayGas National Company	11.750	01/23/15	231,000	287,018
KazMunayGas National Company	8.375	07/02/13	110,000	119,900
KazMunayGas National Company	7.000	05/05/20	144,000	160,920
KazMunayGas National Company (S)	6.375	04/09/21	200,000	213,500
Linn Energy LLC/Linn Energy Finance Corp. (S)	7.750	02/01/21	900,000	958,500
Marathon Petroleum Corp. (S)	6.500	03/01/41	2,825,000	3,028,231
MarkWest Energy Partners LP/MarkWest Energy Finance
Corp.	6.750	11/01/20	275,000	292,531
MIE Holdings Corp. (S)	9.750	05/12/16	204,000	202,215
NFR Energy LLC/NFR Energy Finance Corp. (S)	9.750	02/15/17	400,000	392,000
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC	8.875	03/15/18	625,000	666,406
Novatek Finance, Ltd. (S)	6.604	02/03/21	218,000	232,715
Oasis Petroleum, Inc. (S)	7.250	02/01/19	425,000	437,750
OGX Petroleo e Gas Participacoes SA (S)	8.500	06/01/18	204,000	215,016
Pemex Project Funding Master Trust	6.625	06/15/35	806,000	877,188
Penn Virginia Corp.	10.375	06/15/16	200,000	223,500
Petroleos de Venezuela SA	4.900	10/28/14	3,178,136	2,455,110
Petronas Capital, Ltd.	7.875	05/22/22	967,000	1,258,696
Petronas Global Sukuk, Ltd. (S)	4.250	08/12/14	273,000	289,661
Petroplus Finance, Ltd. (S)	9.375	09/15/19	535,000	539,013
QGOG Atlantic/Alaskan Rigs, Ltd. (S)	5.250	07/30/18	245,000	246,475
Sabine Pass LNG LP	7.500	11/30/16	450,000	463,500
Sabine Pass LNG LP	7.250	11/30/13	400,000	409,000
SandRidge Energy, Inc.	8.750	01/15/20	600,000	658,500
SandRidge Energy, Inc. (S)	7.500	03/15/21	95,000	99,750
Targa Resources Partners LP/Targa Resources Partners
Finance (S)	7.875	10/15/18	500,000	523,750
Teekay Corp.	8.500	01/15/20	325,000	339,625
Total Capital SA	4.450	06/24/20	2,775,000	3,012,859
TransCanada Pipelines, Ltd.	7.250	08/15/38	3,575,000	4,528,932
Valero Energy Corp.	6.625	06/15/37	2,675,000	2,897,456
Venoco, Inc.	8.875	02/15/19	325,000	336,375
Williams Partners LP/Williams Partners Finance Corp.	7.250	02/01/17	2,367,000	2,859,757

Financials 10.46%				107,036,838

Capital Markets 0.52%
Bank of New York Mellon SA Institucion de Banca Multiple
(S)	9.625	05/02/21	300,000	309,330
E*Trade Financial Corp., PIK	12.500	11/30/17	550,000	657,250
Morgan Stanley	6.625	04/01/18	3,900,000	4,341,769

Commercial Banks 2.05%
Abbey National Treasury Services PLC	4.000	04/27/16	4,325,000	4,238,902

See notes to financial statements	11

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Financials (continued)

Axis Bank (P)	7.125	06/28/22	$100,000	$98,923
Banco Cruzeiro do Sul SA (S)	8.875	09/22/20	207,000	203,378
Barclays Bank PLC	5.140	10/14/20	2,650,000	2,532,266
BBVA Bancomer SA (S)	4.500	03/10/16	2,625,000	2,680,781
HSBC Holdings PLC	6.500	09/15/37	3,625,000	3,760,644
Lloyds TSB Bank PLC	4.875	01/21/16	2,900,000	2,996,819
PNC Bank NA	5.250	01/15/17	2,700,000	2,977,601
PNC Funding Corp.	6.700	06/10/19	1,225,000	1,464,355

Consumer Finance 0.74%
Ally Financial, Inc.	7.500	09/15/20	400,000	420,000
Ally Financial, Inc.	6.250	12/01/17	225,000	229,467
Capital One Financial Corp.	6.150	09/01/16	3,635,000	4,083,054
Discover Bank	8.700	11/18/19	2,350,000	2,909,107

Diversified Financial Services 3.80%
Alfa Bank OJSC Via Alfa Bond Issuance PLC (S)	7.875	09/25/17	113,000	118,933
Atlantic Broadband Finance LLC	9.375	01/15/14	200,000	203,000
Aviation Capital Group (S)	6.750	04/06/21	2,925,000	2,939,040
Banco Continental SA via Continental Senior Trustees
Cayman, Ltd. (S)	5.500	11/18/20	169,000	160,107
Bank of America Corp.	5.750	12/01/17	1,250,000	1,337,965
BM&FBovespa SA (S)	5.500	07/16/20	150,000	155,438
BTA Bank JSC (10.750% to 01/01/2013, then 12.500%) (S)	10.750	07/01/18	270,167	226,940
BTA Bank JSC (10.750% to 01/01/2013, then 12.500%)	10.750	07/01/18	299,989	251,991
BTA Bank JSC (Recovery Units) (S)(Z)	Zero	07/01/20	578,042	33,237
Citigroup, Inc.	8.125	07/15/39	400,000	515,290
Citigroup, Inc.	5.000	09/15/14	3,650,000	3,843,289
Citigroup, Inc.	4.875	05/07/15	1,950,000	2,045,726
Countrywide Financial Corp.	6.250	05/15/16	1,325,000	1,405,548
Crown Castle Towers LLC (S)	4.883	08/15/20	2,825,000	2,916,284
Dubai Holding Commercial Operations MTN, Ltd. (GBP) (D)	6.000	02/01/17	200,000	274,451
Dubai Sukuk Centre, Ltd. (P)	0.625	06/13/12	100,000	95,000
European Bank for Reconstruction & Development (IDR) (D)	7.200	06/08/16	1,260,000,000	153,779
European Investment Bank (ZAR) (D)(Z)	Zero	12/31/18	1,480,000	118,549
Fox Acquisition Sub LLC (S)	13.375	07/15/16	525,000	576,844
General Electric Capital Corp.	6.875	01/10/39	3,190,000	3,697,864
Gruposura Finance (S)	5.700	05/18/21	201,000	201,503
International Lease Finance Corp.	8.250	12/15/20	325,000	361,563
JPMorgan Chase & Company	6.300	04/23/19	2,150,000	2,475,891
JPMorgan Chase & Company	6.125	06/27/17	2,350,000	2,685,592
Merrill Lynch & Company, Inc.	6.050	05/16/16	6,530,000	6,909,099
Offshore Group Investments, Ltd. (S)	11.500	08/01/15	35,000	38,763
Ono Finance II PLC (S)	10.875	07/15/19	240,000	250,200
ORIX Corp.	5.000	01/12/16	2,625,000	2,763,534
Pemex Finance, Ltd.	9.150	11/15/18	255,000	287,996
PHH Corp.	9.250	03/01/16	550,000	602,250
Provident Funding Associates LP/PFG Finance Corp. (S)	10.250	04/15/17	125,000	136,563
Provident Funding Associates LP/PFG Finance Corp. (S)	10.125	02/15/19	350,000	356,563
Sinochem Overseas Capital Company, Ltd. (S)	4.500	11/12/20	179,000	178,345
Tarjeta Naranja SA (S)	9.000	01/28/17	50,000	51,936
Tomkins LLC/Tomkins, Inc. (S)	9.000	10/01/18	450,000	491,625

Insurance 2.11%
Aegon NV	4.625	12/01/15	3,600,000	3,835,638
AXA SA	8.600	12/15/30	2,375,000	2,878,467

See notes to financial statements	12

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Financials (continued)

CNA Financial Corp.	5.875	08/15/20	$2,725,000	$2,923,584
CNO Financial Group, Inc. (S)	9.000	01/15/18	350,000	377,125
Fairfax Financial Holdings, Ltd. (S)	5.800	05/15/21	2,150,000	2,126,395
Fidelity National Financial, Inc.	6.600	05/15/17	2,300,000	2,488,618
Hartford Financial Services Group, Inc.	6.000	01/15/19	2,675,000	2,909,242
Prudential Financial, Inc.	4.750	09/17/15	2,555,000	2,781,917
Unitrin, Inc.	6.000	05/15/17	1,175,000	1,253,308

Real Estate Investment Trusts 1.16%
Boston Properties LP	4.125	05/15/21	3,025,000	2,988,156
Developers Diversified Realty Corp.	4.750	04/15/18	2,850,000	2,890,843
Kimco Realty Corp.	4.300	02/01/18	2,800,000	2,926,546
Ventas Realty LP/Ventas Capital Corp.	4.750	06/01/21	3,000,000	3,047,337

Real Estate Management & Development 0.08%
BR Malls International Finance, Ltd. (Q)(S)	8.500	01/21/16	82,000	87,125
CB Richard Ellis Services, Inc.	11.625	06/15/17	200,000	231,500
Central China Real Estate, Ltd. (S)	12.250	10/20/15	109,000	113,485
Evergrande Real Estate Group, Ltd.	13.000	01/27/15	100,000	102,880
IRSA Inversiones y Representaciones SA (S)	11.500	07/20/20	164,000	185,693
Kaisa Group Holdings, Ltd.	13.500	04/28/15	100,000	97,957

Thrifts & Mortgage Finance 0.00%
Hipotecaria Su Casita SA de CV (S)	7.500	06/29/18	25,235	26,678

Health Care 3.57%				36,466,981

Health Care Equipment & Supplies 0.62%
Alere, Inc.	7.875	02/01/16	298,000	304,705
Biomet, Inc.	11.625	10/15/17	450,000	495,563
ConvaTec Healthcare E SA (S)	10.500	12/15/18	675,000	695,250
CR Bard, Inc.	4.400	01/15/21	2,750,000	2,920,808
IASIS Healthcare LLC/IASIS Capital Corp (S)	8.375	05/15/19	475,000	470,250
Surgical Care Affiliates, Inc. (S)	10.000	07/15/17	100,000	102,500
Surgical Care Affiliates, Inc., PIK (S)	8.875	07/15/15	600,000	612,000
United Surgical Partners International, Inc., PIK	9.250	05/01/17	700,000	733,250

Health Care Providers & Services 1.44%
American Renal Holdings Company, Inc.	8.375	05/15/18	575,000	595,125
Community Health Systems, Inc.	8.875	07/15/15	1,000,000	1,033,750
DaVita, Inc.	6.625	11/01/20	150,000	153,000
HCA Holdings, Inc. (S)	7.750	05/15/21	75,000	76,313
HCA, Inc.	8.360	04/15/24	670,000	676,700
HCA, Inc.	7.500	02/15/22	775,000	786,625
HCA, Inc.	6.375	01/15/15	75,000	76,500
Healthsouth Corp.	8.125	02/15/20	775,000	838,938
Humana, Inc.	8.150	06/15/38	2,500,000	3,149,873
McKesson Corp.	4.750	03/01/21	2,775,000	3,017,912
Radiation Therapy Services, Inc.	9.875	04/15/17	475,000	463,125
UnitedHealth Group, Inc.	6.000	02/15/18	2,500,000	2,902,043
Vanguard Health Holding Company II LLC/Vanguard Holding
Company II, Inc.	8.000	02/01/18	825,000	845,625
Vanguard Health Systems, Inc. (Z)	Zero	02/01/16	61,000	40,565

Health Care Technology 0.29%
Agilent Technologies, Inc.	6.500	11/01/17	2,515,000	2,970,313

Pharmaceuticals 1.22%
Abbott Laboratories	4.125	05/27/20	4,225,000	4,473,675

See notes to financial statements	13

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Health Care (continued)

Allergan, Inc.	3.375	09/15/20	$3,050,000	$3,025,557
Merck & Company, Inc.	3.875	01/15/21	2,075,000	2,140,834
Watson Pharmaceuticals, Inc.	5.000	08/15/14	2,625,000	2,866,182

Industrials 3.41%				34,924,260

Aerospace & Defense 0.36%
L-3 Communications Corp.	5.200	10/15/19	2,585,000	2,775,951
TransDigm, Inc. (S)	7.750	12/15/18	500,000	532,500
Triumph Group, Inc.	8.625	07/15/18	325,000	356,688

Air Freight & Logistics 0.03%
Park-Ohio Industries, Inc. (S)	8.125	04/01/21	275,000	272,250

Building Products 0.01%
Griffon Corp. (S)	7.125	04/01/18	75,000	74,813

Commercial Services & Supplies 0.68%
Cenveo Corp. (S)	10.500	08/15/16	175,000	172,375
Cenveo Corp.	8.875	02/01/18	400,000	387,000
Cenveo Corp.	7.875	12/01/13	775,000	738,188
International Lease Finance Corp. (S)	6.500	09/01/14	2,075,000	2,199,500
Iron Mountain, Inc.	8.375	08/15/21	450,000	481,500
Waste Management, Inc.	4.750	06/30/20	2,800,000	3,010,736

Construction & Engineering 0.01%
Yuksel Insaat AS	9.500	11/10/15	100,000	94,500

Construction Materials 0.02%
Votorantim Cimentos SA (S)	7.250	04/05/41	200,000	201,760

Containers & Packaging 0.04%
Ardagh Packaging Finance PLC (EUR) (D)	9.250	10/15/20	100,000	142,971
Ardagh Packaging Finance PLC (S)	9.125	10/15/20	300,000	316,500

Industrial Conglomerates 0.72%
Hutchison Whampoa International 09, Ltd. (S)	7.625	04/09/19	3,475,000	4,224,419
Odebrecht Drilling Norbe VIII/IX, Ltd. (S)	6.350	06/30/21	140,000	148,400
Tyco International Finance SA	8.500	01/15/19	2,275,000	2,953,080

Machinery 0.75%
Case New Holland, Inc. (S)	7.875	12/01/17	425,000	481,313
Caterpillar Financial Services Corp.	1.375	05/20/14	2,575,000	2,601,561
RBS Global, Inc./Rexnord LLC	8.500	05/01/18	925,000	999,000
The Manitowoc Company, Inc.	9.500	02/15/18	425,000	467,500
The Manitowoc Company, Inc.	8.500	11/01/20	175,000	190,313
Volvo Treasury AB (S)	5.950	04/01/15	2,610,000	2,923,056

Professional Services 0.09%
CDRT Merger Sub, Inc. (S)	8.125	06/01/19	450,000	450,000
TransUnion LLC/TransUnion Financing Corp.	11.375	06/15/18	450,000	514,125

Road & Rail 0.51%
Norfolk Southern Corp.	5.750	01/15/16	1,900,000	2,191,137
Ryder System, Inc.	3.150	03/02/15	2,900,000	3,024,686

Trading Companies & Distributors 0.12%
Aircastle, Ltd.	9.750	08/01/18	500,000	553,750
Interline Brands, Inc.	7.000	11/15/18	175,000	178,938
United Rentals North America, Inc.	8.375	09/15/20	475,000	494,000

See notes to financial statements	14

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Industrials (continued)

Transportation Infrastructure 0.07%
CHC Helicopter SA (S)	9.250	10/15/20	$675,000	$604,125
CMA CGM SA (S)	8.500	04/15/17	225,000	167,625

Information Technology 1.34%				13,694,140

Communications Equipment 0.35%
Cisco Systems, Inc.	5.500	01/15/40	2,925,000	3,077,811
CommScope, Inc. (S)	8.250	01/15/19	475,000	494,000

Electronic Equipment, Instruments & Components 0.14%
CPI International, Inc. (S)	8.000	02/15/18	500,000	475,000
NXP BV/NXP Funding LLC (S)	9.750	08/01/18	600,000	673,500
Sensata Technologies BV (S)	6.500	05/15/19	250,000	252,500
STATS ChipPAC, Ltd. (S)	5.375	03/31/16	20,000	20,200

IT Services 0.04%
iGate Corp. (S)	9.000	05/01/16	375,000	375,000

Semiconductors & Semiconductor Equipment 0.53%
Analog Devices, Inc.	3.000	04/15/16	1,825,000	1,902,181
Applied Materials, Inc.	4.300	06/15/21	2,750,000	2,874,131
Freescale Semiconductor, Inc. (S)	8.050	02/01/20	275,000	277,063
MEMC Electronic Materials, Inc. (S)	7.750	04/01/19	375,000	358,125

Software 0.28%
First Data Corp. (S)	12.625	01/15/21	390,000	413,400
Lawson Software, Inc. (S)	11.500	07/15/18	555,000	543,900
Oracle Corp. (S)	3.875	07/15/20	1,425,000	1,474,829
SunGard Data Systems, Inc.	7.625	11/15/20	150,000	152,625
SunGard Data Systems, Inc.	7.375	11/15/18	325,000	329,875

Materials 2.76%				28,250,626

Chemicals 0.39%
Ineos Group Holdings, Ltd. (S)	8.500	02/15/16	515,000	516,288
Ineos Group Holdings, Ltd. (EUR) (D)	7.875	02/15/16	50,000	69,330
Koppers, Inc.	7.875	12/01/19	375,000	401,250
MacDermid, Inc. (S)	9.500	04/15/17	225,000	236,813
Momentive Performance Materials, Inc.	11.500	12/01/16	75,000	79,875
Momentive Performance Materials, Inc.	9.000	01/15/21	675,000	695,250
Nova Chemicals Corp.	8.375	11/01/16	575,000	638,250
The Dow Chemical Company	4.250	11/15/20	1,275,000	1,306,615

Construction Materials 0.04%
Cemex SAB de CV (P)(S)	5.246	09/30/15	277,000	254,840
West China Cement, Ltd. (S)	7.500	01/25/16	200,000	192,750

Containers & Packaging 0.22%
ARD Finance SA, PIK (S)	11.125	06/01/18	225,000	230,625
BWAY Holding Company	10.000	06/15/18	475,000	520,125
Cascades, Inc.	7.750	12/15/17	450,000	465,750
Graphic Packaging International, Inc.	9.500	06/15/17	425,000	470,688
Pregis Corp.	12.375	10/15/13	295,000	292,050
Solo Cup Company	8.500	02/15/14	320,000	301,200

Metals & Mining 1.59%
APERAM (S)	7.750	04/01/18	250,000	251,250
APERAM (S)	7.375	04/01/16	200,000	198,500

See notes to financial statements	15

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Materials (continued)

ArcelorMittal	9.850	06/01/19	$2,425,000	$3,157,188
Atkore International, Inc. (S)	9.875	01/01/18	600,000	634,500
Barrick PD Australian Finance Pty, Ltd.	5.950	10/15/39	2,425,000	2,595,482
Corporacion Nacional del Cobre de Chile	6.150	10/24/36	285,000	325,539
Evraz Group SA (S)	6.750	04/27/18	204,000	203,490
Gold Fields Orogen Holding BVI, Ltd.	4.875	10/07/20	200,000	194,000
Hyundai Steel Company (S)	4.625	04/21/16	3,100,000	3,248,664
JMC Steel Group (S)	8.250	03/15/18	350,000	363,125
Metalloinvest Finance, Ltd. (S)	6.500	07/21/16	203,000	203,697
Metinvest BV (S)	8.750	02/14/18	373,000	386,540
Mirabela Nickel, Ltd. (S)	8.750	04/15/18	525,000	528,938
Novelis, Inc.	8.375	12/15/17	575,000	626,031
Southern Copper Corp.	6.750	04/16/40	34,000	35,977
Vale Overseas, Ltd.	5.625	09/15/19	2,775,000	3,052,877
Vedanta Resources PLC (S)	8.250	06/07/21	204,000	210,895

Paper & Forest Products 0.52%
Ainsworth Lumber Company, Ltd., PIK (S)	11.000	07/29/15	547,122	495,145
Catalyst Paper Corp. (S)	11.000	12/15/16	420,000	330,750
International Paper Company	7.950	06/15/18	2,300,000	2,828,526
Mercer International, Inc.	9.500	12/01/17	510,000	544,425
NewPage Corp.	11.375	12/31/14	325,000	292,500
Sino-Forest Corp. (S)	6.250	10/21/17	110,000	68,200
Verso Paper Holdings LLC/Verso Paper, Inc. (S)	8.750	02/01/19	25,000	23,188
Verso Paper Holdings LLC/Verso Paper, Inc., Series B	11.375	08/01/16	475,000	441,750
Xerium Technologies, Inc. (S)	8.875	06/15/18	350,000	337,750

Telecommunication Services 2.66%				27,177,172

Diversified Telecommunication Services 2.09%
AT&T, Inc.	6.500	09/01/37	2,175,000	2,461,780
Axtel SAB de CV	9.000	09/22/19	157,000	153,075
Axtel SAB de CV (S)	7.625	02/01/17	52,000	50,050
Cincinnati Bell, Inc.	8.750	03/15/18	420,000	402,150
Cincinnati Bell, Inc.	8.375	10/15/20	75,000	75,750
Cincinnati Bell, Inc.	8.250	10/15/17	425,000	431,375
Discovery Communications LLC	3.700	06/01/15	2,775,000	2,963,817
Frontier Communications Corp.	9.000	08/15/31	1,050,000	1,085,438
GCI, Inc.	8.625	11/15/19	100,000	110,000
GXS Worldwide, Inc.	9.750	06/15/15	700,000	707,000
Indosat Palapa Company BV (S)	7.375	07/29/20	103,000	116,390
Intelsat Jackson Holdings SA	8.500	11/01/19	225,000	240,750
Intelsat Jackson Holdings SA (S)	7.250	04/01/19	450,000	455,625
ITC Deltacom, Inc.	10.500	04/01/16	600,000	633,750
Level 3 Financing, Inc.	10.000	02/01/18	675,000	727,313
PCCW-HKT Capital No 4, Ltd.	4.250	02/24/16	109,000	111,773
Qwest Corp.	7.125	11/15/43	450,000	435,375
Telecom Italia Capital SA	5.250	10/01/15	2,775,000	2,777,872
Telefonica Emisiones SAU	4.949	01/15/15	1,350,000	1,405,449
UPC Holding BV (S)	9.875	04/15/18	300,000	332,250
Verizon Wireless Capital LLC	8.500	11/15/18	2,807,000	3,734,621
Virgin Media Finance PLC	8.375	10/15/19	225,000	251,438
West Corp. (S)	8.625	10/01/18	100,000	103,750
West Corp. (S)	7.875	01/15/19	300,000	299,250
Wind Acquisition Holdings Finance SA, PIK (S)	12.250	07/15/17	641,688	713,878
Windstream Corp.	8.125	09/01/18	200,000	214,000

See notes to financial statements	16

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Telecommunication Services (continued)

Windstream Corp.	7.750	10/15/20	$25,000	$26,500
Windstream Corp.	7.500	04/01/23	325,000	330,281

Wireless Telecommunication Services 0.57%
America Movil SAB de CV	6.125	03/30/40	2,200,000	2,414,606
Bakrie Telecom Pte, Ltd.	11.500	05/07/15	148,000	151,330
Buccaneer Merger Sub, Inc. (S)	9.125	01/15/19	125,000	130,781
Digicel Group, Ltd.	10.500	04/15/18	334,000	373,245
MetroPCS Wireless, Inc.	7.875	09/01/18	100,000	106,375
MetroPCS Wireless, Inc.	6.625	11/15/20	400,000	401,000
Nextel Communications, Inc.	7.375	08/01/15	500,000	500,000
Qtel International Finance, Ltd.	7.875	06/10/19	102,000	125,460
Qtel International Finance, Ltd. (S)	5.000	10/19/25	402,000	385,920
Sprint Capital Corp.	8.750	03/15/32	950,000	1,028,375
Vimpel Communications Via VIP Finance Ireland Ltd. (S)	7.748	02/02/21	203,000	209,380

Utilities 2.04%				20,912,535

Electric Utilities 1.47%
Duke Energy Carolinas LLC	5.300	02/15/40	2,825,000	3,025,753
Edison Mission Energy	7.625	05/15/27	100,000	69,000
Edison Mission Energy	7.000	05/15/17	1,275,000	969,000
Emgesa SA ESP (COP) (D)	8.750	01/25/21	129,000,000	79,652
Emgesa SA ESP (COP) (D)(S)	8.750	01/25/21	176,000,000	109,001
Empresa Distribuidora y Comercializadora Norte (S)	9.750	10/25/22	152,000	154,499
Exelon Generation Company LLC	4.000	10/01/20	3,065,000	3,019,099
NextEra Energy Capital Holdings, Inc.(6.350% to 10/31/2016,
then 3 month LIBOR + 2.068%) (P)	6.350	10/01/66	2,525,000	2,493,438
Oncor Electric Delivery Company LLC	6.375	01/15/15	2,525,000	2,917,047
PPL Energy Supply LLC	6.500	05/01/18	1,950,000	2,241,999

Independent Power Producers & Energy Traders 0.57%
Calpine Corp. (S)	7.875	07/31/20	750,000	791,250
Calpine Corp. (S)	7.500	02/15/21	225,000	232,875
Capex SA (S)	10.000	03/10/18	121,000	119,790
Dynegy Holdings, Inc.	8.375	05/01/16	300,000	214,500
Dynegy Holdings, Inc.	7.750	06/01/19	1,000,000	680,000
Empresas Publicas De Medellin ESP (COP) (D)	8.375	02/01/21	48,000,000	27,902
Empresas Publicas De Medellin ESP (COP) (D)(S)	8.375	02/01/21	220,000,000	128,292
GenOn Energy, Inc.	9.875	10/15/20	300,000	316,500
GenOn Energy, Inc.	9.500	10/15/18	500,000	523,750
NRG Energy, Inc.	8.500	06/15/19	900,000	936,000
NRG Energy, Inc. (S)	7.875	05/15/21	325,000	327,438
NRG Energy, Inc. (S)	7.625	05/15/19	175,000	175,000
The AES Corp.	9.750	04/15/16	425,000	486,625
The AES Corp.	8.000	10/15/17	325,000	351,000
The AES Corp.	8.000	06/01/20	125,000	135,000
The AES Corp. (S)	7.375	07/01/21	375,000	388,125

U.S. Government & Agency Obligations 8.04%				$82,282,311

(Cost $81,899,472)

U.S. Government Agency 8.04%				82,282,311

Federal Home Loan Mortgage Corp.
Freddie Mac Gold Pool	5.500	TBA	$4,625,000	5,008,167
Freddie Mac Gold Pool	5.000	TBA	2,500,000	2,665,876

See notes to financial statements	17

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

U.S. Government Agency (continued)

Freddie Mac Gold Pool	4.500	TBA	$5,000,000	$5,308,711
Freddie Mac Gold Pool	4.500	TBA	1,000,000	1,042,483
Freddie Mac Gold Pool	4.000	TBA	3,000,000	3,141,219
Freddie Mac Non Gold Pool (P)	6.215	01/01/37	1,120,876	1,179,787
Freddie Mac Non Gold Pool (P)	5.795	11/01/36	630,970	660,582
Freddie Mac Non Gold Pool (P)	5.443	01/01/37	576,145	620,120
Federal National Mortgage Association
Fannie Mae Pool	6.500	TBA	1,950,000	2,167,929
Fannie Mae Pool	6.000	TBA	4,550,000	5,003,324
Fannie Mae Pool (P)	5.788	01/01/37	677,461	730,736
Fannie Mae Pool (P)	5.626	10/01/38	1,362,203	1,458,079
Fannie Mae Pool	5.500	TBA	3,000,000	3,251,354
Fannie Mae Pool (P)	5.279	04/01/37	2,352,912	2,497,146
Fannie Mae Pool (P)	5.021	11/01/35	922,541	983,660
Fannie Mae Pool	5.000	TBA	3,000,000	3,220,522
Fannie Mae Pool	5.000	TBA	9,500,000	10,142,947
Fannie Mae Pool	4.500	TBA	10,000,000	10,436,325
Fannie Mae Pool	4.000	TBA	2,000,000	2,031,547
Government National Mortgage Association
Ginnie Mae Pool	5.500	TBA	5,000,000	5,529,860
Ginnie Mae Pool	5.000	TBA	5,000,000	5,450,893
Ginnie Mae Pool	4.500	TBA	5,000,000	5,328,038
Ginnie Mae Pool	4.000	TBA	2,000,000	2,068,309
Ginnie Mae Pool	6.000	TBA	1,450,000	1,619,841
Ginnie Mae Pool	6.000	08/15/35	655,280	734,856

Foreign Government Obligations 7.93%				$81,152,466

(Cost $77,734,206)

Argentina 0.24%				2,404,660

Republic of Argentina
Bond	8.280	12/31/33	1,349,378	1,170,585
Bond	7.000	04/17/17	673,020	639,369
Bond (ARS) (D) (P)	5.830	12/31/33	789,643	311,048
Bond (EUR) (D) (I)	Zero	12/15/35	1,320,465	283,658

Brazil 0.97%				9,907,151

Federative Republic of Brazil
Bond	4.875	01/22/21	1,148,000	1,253,042
Note	5.875	01/15/19	832,000	970,112
Notas do Tesouro Nacional
Note (BRL) (D)	10.000	01/01/13	500,000	313,887
Note (BRL) (D)	10.000	01/01/14	4,685,000	2,869,953
Note (BRL) (D)	10.000	01/01/15	500,000	300,081
Note (BRL) (D)	10.000	01/01/21	7,561,000	4,200,076

Colombia 0.39%				3,947,931

Bogota Distrito Capital
Note (COP) (D)	9.750	07/26/28	200,000,000	144,638
Note (COP) (D)	9.750	07/26/28	2,065,000,000	1,493,392
Republic of Colombia
Bond	8.125	05/21/24	715,000	967,038
Bond	7.375	09/18/37	1,043,000	1,342,863

See notes to financial statements	18

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Croatia 0.09%				$954,699

Republic of Croatia
Bond (S)	6.625	07/14/20	$313,000	325,129
Bond (S)	6.375	03/24/21	621,000	629,570

El Salvador 0.07%				663,775

Republic of El Salvador
Bond	8.250	04/10/32	300,000	338,250
Bond	7.375	12/01/19	290,000	325,525

Ghana 0.01%				115,515

Republic of Ghana
Bond	8.500	10/04/17	102,000	115,515

Indonesia 0.14%				1,445,008

Republic of Indonesia
Bond	11.625	03/04/19	575,000	863,938
Bond	11.625	03/04/19	308,000	462,770
Bond	5.875	03/13/20	104,000	118,300

Iraq 0.19%				1,961,083

Republic of Iraq
Bond	5.800	01/15/28	2,158,000	1,961,083

Malaysia 0.86%				8,750,551

Government of Malaysia
Bond (MYR) (D)	5.094	04/30/14	1,020,000	360,347
Bond (MYR) (D)	4.262	09/15/16	2,220,000	774,064
Bond (MYR) (D)	4.012	09/15/17	1,910,000	654,439
Bond (MYR) (D)	3.835	08/12/15	17,740,000	6,077,157
Bond (MYR) (D)	3.741	02/27/15	1,810,000	618,156
Penerbangan Malaysia Bhd	5.625	03/15/16	239,000	266,388

Mexico 1.17%				11,926,696

Government of Mexico
Bond (MXN) (D)	8.500	05/31/29	29,460,000	2,801,816
Bond (MXN) (D)	8.500	11/18/38	15,430,000	1,424,021
Bond (MXN) (D)	8.000	12/17/15	3,600,000	332,675
Bond (MXN) (D)	8.000	06/11/20	49,570,000	4,635,375
Bond	8.000	09/24/22	271,000	375,335
Bond (MXN) (D)	7.750	12/14/17	8,740,000	808,579
Bond	6.750	09/27/34	678,000	815,295
Bond	5.625	01/15/17	86,000	98,255
Bond	5.125	01/15/20	314,000	346,656
Bond (MXN) (D)	4.000	06/13/19	1,506,453	144,259
Bond (MXN) (D)	3.500	12/14/17	1,552,714	144,430

Panama 0.18%				1,838,763

Republic of Panama
Bond	8.875	09/30/27	175,000	253,313
Bond	6.700	01/26/36	340,000	408,850
Bond	5.200	01/30/20	1,060,000	1,176,600

Peru 0.06%				603,250

Republic of Peru
Bond	7.350	07/21/25	475,000	603,250

See notes to financial statements	19

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Philippines 0.21%				$2,196,558

Republic of Philippines
Bond	9.500	02/02/30	$124,000	185,380
Bond	9.375	01/18/17	147,000	193,856
Bond	7.750	01/14/31	920,000	1,191,400
Bond	7.500	09/25/24	311,000	390,694
Bond (PHP) (D)	4.950	01/15/21	10,000,000	235,228

Poland 0.60%				6,157,171

Republic of Poland
Bond	6.375	07/15/19	1,539,000	1,754,460
Bond (PLN) (D)	5.500	04/25/15	6,650,000	2,423,065
Bond	5.125	04/21/21	338,000	351,520
Bond (PLN) (D)	3.000	08/24/16	3,201,818	1,174,330
Bond (PLN) (D) (Z)	Zero	01/25/13	1,350,000	453,796

Russia 0.42%				4,337,699

Government of Russia
Eurobond	12.750	06/24/28	124,000	221,030
Eurobond	11.000	07/24/18	162,000	232,446
Eurobond	7.500	03/31/30	2,746,023	3,281,497
Eurobond	7.500	03/31/30	241,486	288,576
Eurobond	3.625	04/29/15	305,000	314,150

South Africa 1.02%				10,458,040

Republic of South Africa
Bond (ZAR) (D)	10.500	12/21/26	12.260,000	2,147,472
Bond (ZAR) (D)	8.000	12/21/18	28,570,943	4,239,256
Bond	6.875	05/27/19	362,000	435,758
Bond (ZAR) (D)	6.750	03/31/21	19,470,000	2,605,504
Bond	6.500	06/02/14	50,000	56,315
Bond	6.250	03/08/41	361,000	396,198
Bond	5.875	05/30/22	151,000	170,253
Bond	5.500	03/09/20	369,000	407,284

Thailand 0.36%				3,705,395

Kingdom of Thailand
Bond (THB) (D)	3.625	05/22/15	4,000,000	133,180
Bond (THB) (D)	3.125	12/11/15	109,700,000	3,572,215

Turkey 0.51%				5,253,632

Republic of Turkey
Bond (TRY) (D)	10.000	02/15/12	1,571,107	961,627
Bond (TRY) (D)	10.000	06/17/15	380,000	230,562
Bond	7.500	11/07/19	206,000	245,140
Bond	7.250	03/15/15	590,000	674,075
Bond	7.250	03/05/38	384,000	438,720
Bond	7.000	06/05/20	83,000	96,073
Bond (TRY) (D) (Z)	Zero	11/07/12	3,480,000	1,846,403
Bond (TRY) (D) (Z)	Zero	02/20/13	1,470,000	761,032

Ukraine 0.12%				1,252,580

Republic of Ukraine
Bond	7.750	09/23/20	1,099,000	1,148,455
Bond	6.875	09/23/15	100,000	104,125

See notes to financial statements	20

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Uruguay 0.12%				$1,252,824

Republic of Uruguay
Bond	8.000	11/18/22	$721,093	939,224
Bond	7.625	03/21/36	245,000	313,600

Venezuela 0.20%				2,019,485

Republic of Venezuela
Bond	13.625	08/15/18	400,000	401,000
Bond	8.500	10/08/14	1,731,000	1,618,485

Capital Preferred Securities 0.41%				$4,177,905

(Cost $3,907,568)

Financials 0.40%				4,075,440

ILFC E-Capital Trust I (3 month LIBOR + 1.550%) (S)	5.740	12/21/65	650,000	543,394
Standard Chartered PLC (6.409% to 01/30/2017, then 3
month LIBOR + 1.510%) (Q)(S)	6.409	01/30/17	3,700,000	3,532,046

Industrials 0.01%				102,465

Hutchison Whampoa International 10, Ltd. (P)(Q)	6.000	10/28/15	99,000	102,465

Convertible Bonds 2.02%				$20,671,650

(Cost $20,826,534)

Consumer Discretionary 0.12%				1,188,384

Auto Components 0.11%
Cie Generale des Etablissements Michelin (EUR) (D)(Z)	Zero	01/01/17	411,646	670,459
TRW Automotive, Inc. (S)	3.500	12/01/15	228,000	420,660

Hotels, Restaurants & Leisure 0.01%
Home Inns & Hotels Management, Inc. (S)	2.000	12/15/15	98,000	97,265

Consumer Staples 0.15%				1,584,953

Food Products 0.15%
Smithfield Foods, Inc.	4.000	06/30/13	576,000	674,640
Tyson Foods, Inc.	3.250	10/15/13	750,000	910,313

Energy 0.28%				2,894,658

Energy Equipment & Services 0.24%
Exterran Energy Corpexterran Energy Corp.	4.750	01/15/14	329,000	326,121
Hercules Offshore, Inc. (3.375% Steps down to Zero Coupon
on 6/1/2013)	3.375	06/01/38	585,000	545,513
Newpark Resources, Inc.	4.000	10/01/17	418,000	485,925
SESI LLC (1.500% Steps down to 1.250% on 12/15/2011)	1.500	12/15/26	325,000	339,219
Subsea 7 SA	2.250	10/11/13	600,000	747,301

Oil, Gas & Consumable Fuels 0.04%
InterOil Corp.	2.750	11/15/15	21,000	18,979
Quicksilver Resources, Inc.	1.875	11/01/24	415,000	431,600

Financials 0.05%				513,881

Capital Markets 0.01%
MF Global Holdings, Ltd.	3.375	08/01/18	83,000	83,000

Insurance 0.02%
Fidelity National Financial, Inc. (S)	4.250	08/15/18	180,000	179,325

See notes to financial statements	21

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Financials (continued)

Real Estate Investment Trusts 0.01%
Boston Properties LP	3.750	05/15/36	$110,000	$129,388

Thrifts & Mortgage Finance 0.01%
Radian Group, Inc.	3.000	11/15/17	182,000	122,168

Health Care 0.27%				2,770,990

Biotechnology 0.18%
Amylin Pharmaceuticals, Inc.	3.000	06/15/14	592,000	549,820
Gilead Sciences, Inc. (S)	1.000	05/01/14	670,000	750,400
PDL BioPharma, Inc.	3.750	05/01/15	165,000	163,144
Savient Pharmaceuticals, Inc.	4.750	02/01/18	367,000	350,026

Health Care Equipment & Supplies 0.03%
Hologic, Inc. (2.000% Steps down to Zero Coupon on
12/15/2013)	2.000	12/15/37	112,000	107,660
Integra LifeSciences Holdings Corp. (S)	1.625	12/15/16	210,000	207,375

Pharmaceuticals 0.06%
Shire PLC	2.750	05/09/14	160,000	194,640
Teva Pharmaceutical Finance Company, LLC	0.250	02/01/26	410,000	447,925

Industrials 0.20%				2,001,789

Aerospace & Defense 0.08%
Alliant Techsystems, Inc.	2.750	09/15/11	802,000	804,005

Airlines 0.04%
Airtran Holdings, Inc.	5.250	11/01/16	309,000	420,626

Machinery 0.07%
Altra Holdings, Inc. (S)	2.750	03/01/31	172,000	178,020
Chart Industries, Inc.	2.000	08/01/18	80,000	80,000
Greenbrier Companies, Inc. (S)	3.500	04/01/18	498,000	457,538

Marine 0.01%
Ultrapetrol Bahamas, Ltd. (S)	7.250	01/15/17	64,000	61,600

Information Technology 0.73%				7,463,244

Communications Equipment 0.14%
Alcatel-Lucent (EUR) (D)	5.000	01/01/15	13,566,000	223,294
Comtech Telecommunications Corp.	3.000	05/01/29	518,000	540,015
Ixia (S)	3.000	12/15/15	670,000	629,800

Computers & Peripherals 0.04%
SanDisk Corp.	1.500	08/15/17	415,000	447,163

Electronic Equipment, Instruments & Components 0.01%
Hon Hai Precision Industry Company, Ltd. (Z)	Zero	10/12/13	100,000	97,640

Internet Software & Services 0.16%
Digital River, Inc. (S)	2.000	11/01/30	611,000	560,593
EarthLink, Inc. (3.250% to 11/15/2011, then 3.500%)	3.250	11/15/26	701,000	730,793
WebMD Health Corp. (S)	2.500	01/31/18	310,000	274,350
WebMD Health Corp. (S)	2.250	03/31/16	98,000	89,058

Semiconductors & Semiconductor Equipment 0.32%
Intel Corp.	3.250	08/01/39	281,000	332,985
Micron Technology, Inc.	1.875	06/01/14	436,000	420,195
Micron Technology, Inc.	1.875	06/01/27	290,000	283,113

See notes to financial statements	22

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Information Technology (continued)

Micron Technology, Inc. (S)	1.500	08/01/31	$99,000	$95,906
Novellus Systems, Inc. (S)	2.625	05/15/41	98,000	93,468
ON Semiconductor Corp.	2.625	12/15/26	664,000	736,210
ON Semiconductor Corp., Series B (Call/Conversion date on
04/15/2012) (Z)	Zero	04/15/24	789,000	831,409
Rudolph Technologies, Inc. (S)	3.750	07/15/16	98,000	93,139
Xilinx, Inc.	3.125	03/15/37	362,000	411,775

Software 0.06%
Callidus Software, Inc. (S)	4.750	06/01/16	205,000	187,338
Mentor Graphics Corp. (S)	4.000	04/01/31	400,000	385,000

Materials 0.12%				1,271,838

Construction Materials 0.03%
Cemex SAB de CV (S)	3.750	03/15/18	275,000	230,313
Cemex SAB de CV (S)	3.250	03/15/16	112,000	95,480

Containers & Packaging 0.06%
Owens-Brockway Glass Container, Inc. (S)	3.000	06/01/15	700,000	671,125

Metals & Mining 0.03%
RTI International Metals, Inc.	3.000	12/01/15	237,000	274,920

Telecommunication Services 0.10%				981,913

Communications Equipment 0.10%
Alcatel-Lucent USA, Inc.	2.875	06/15/25	230,000	223,100
Alcatel-Lucent USA, Inc., Series A	2.875	06/15/23	855,000	758,813

Structured Notes (K) 1.61%				$16,507,610

(Cost $15,261,167)

Brazil 0.47%				4,782,030

Federative Republic of Brazil (Citigroup Funding, Inc.)
Note (BRL) (D)	10.000	11/08/11	700,000	386,214
Note (BRL) (D)	10.000	01/01/21	2,000,000	1,103,468
Federative Republic of Brazil (HSBC Bank USA)
Note (BRL) (D)	10.000	01/01/17	1,600,000	922,944
Note (BRL) (D)	10.000	01/01/17	400,000	230,736
Note (BRL) (D)	10.000	01/01/17	300,000	173,052
Federative Republic of Brazil (JPMorgan Chase & Company)
Note (BRL) (D)	10.000	01/01/14	2,855,000	1,734,880
Note (BRL) (D)	10.000	01/01/17	400,000	230,736

Colombia 0.36%				3,706,488

Republic of Colombia (Citigroup Funding, Inc.)
Note (COP) (D)	11.000	07/27/20	5,200,000,000	3,567,365
Note (COP) (D)	10.000	07/24/24	208,000,000	139,123

Indonesia 0.74%				7,625,711

Republic of Indonesia (Barclays Bank PLC)
Note (IDR) (D)	12.800	06/15/21	3,100,000,000	510,438
Note (IDR) (D)	11.500	09/15/19	28,900,000,000	4,343,582
Republic of Indonesia (Credit Suisse)
Note (IDR) (D)	12.800	06/15/21	3,000,000,000	491,785
Republic of Indonesia (Deutsche Bank AG)
Note (IDR) (D)	8.250	07/19/21	600,000,000	76,654

See notes to financial statements	23

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Indonesia (continued)

Republic of Indonesia (HSBC Bank PLC)
Note (IDR) (D) (S)	8.250	07/15/21	$1,230,000,000	$155,802
Republic of Indonesia (HSBC Bank USA)
Bond (IDR) (D) (S)	12.800	06/15/21	1,900,000,000	312,849
Republic of Indonesia (JPMorgan Chase & Company)
Note (IDR) (D)	12.800	06/15/21	1,300,000,000	214,055
Note (IDR) (D)	11.000	09/15/25	10,150,000,000	1,507,130
Note (IDR) (D)	9.500	06/15/15	103,000,000	13,416

United Kingdom 0.04%				393,381

Deutsche Bank AG/London (S)	9.375	02/13/18	390,000	393,381

Term Loans (M) 19.68%				$201,337,296

(Cost $201,192,266)

Consumer Discretionary 4.77%				48,831,008

Auto Components 0.26%
Allison Transmission, Inc.	2.940	08/07/14	2,739,506	2,679,769

Automobiles 0.31%
Chrysler Group LLC	6.000	05/24/17	3,294,000	3,205,474

Hotels, Restaurants & Leisure 1.07%
Caesars Entertainment Corp.	3.230	01/28/15	4,648,000	4,179,881
CCM Merger, Inc.	7.000	03/01/17	2,284,107	2,309,803
Dunkin' Brands, Inc.	4.250	11/23/17	2,184,837	2,182,106
Isle Of Capri Casinos, Inc.	4.500	11/01/13	2,210,961	2,220,174

Leisure Equipment & Products 0.13%
AMC Networks, Inc.	4.000	12/31/18	1,367,000	1,359,311

Media 2.49%
Advantage Sales & Marketing LLC	9.250	06/18/18	710,000	720,206
Advantage Sales & Marketing LLC	5.250	12/18/17	2,117,105	2,125,023
Citadel Broadcasting Corp.	4.250	12/30/16	741,250	740,131
Cumulus Media, Inc. (T)	—	08/30/18	2,825,000	2,809,697
Getty Images, Inc.	5.250	11/07/16	2,593,922	2,603,650
Hubbard Broadcasting, Inc.	5.250	04/28/17	1,195,976	1,202,953
Interactive Data Corp.	4.750	02/12/18	1,706,723	1,704,057
MCC Georgia LLC	4.500	10/23/17	1,961,469	1,941,854
Nielsen Finance LLC	3.436	05/02/16	2,112,120	2,100,806
RH Donnelley, Inc.	9.000	10/24/14	1,684,439	1,059,793
Sinclair Television Group, Inc.	4.000	10/28/16	1,409,113	1,411,462
Univision Communications, Inc.	4.437	03/31/17	5,055,613	4,799,673
Visant Corp.	5.250	12/22/16	2,249,695	2,231,866

Multiline Retail 0.32%
The Neiman Marcus Group, Inc.	4.750	05/16/18	3,319,000	3,272,517

Specialty Retail 0.19%
Toys R US - Delaware, Inc.	6.000	09/01/16	1,687,250	1,682,759
Toys R US - Delaware, Inc.	5.250	05/25/18	290,000	288,043

Consumer Staples 1.38%				14,139,334

Food & Staples Retailing 0.10%
Michael Foods, Inc.	4.250	02/23/18	1,073,208	1,071,867

See notes to financial statements	24

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Consumer Staples (continued)

Food Products 0.83%
Dean Foods Company	3.500	04/02/16	$866,422	$835,375
Del Monte Corp.	4.500	03/08/18	2,237,000	2,225,815
Dole Food Company, Inc.	5.060	07/06/18	1,327,878	1,329,262
Dole Food Company, Inc.	5.048	07/06/18	715,011	715,756
Pierre Foods, Inc.	7.000	09/30/16	2,109,063	2,130,153
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	6.000	04/02/14	1,236,194	1,241,595

Household Products 0.20%
Reynolds Consumer Products Holdings, Inc.	4.250	02/09/18	2,039,692	2,023,544

Personal Products 0.25%
Revlon Consumer Products Corp.	4.750	11/17/17	2,566,883	2,565,967

Energy 0.60%				6,115,732

Energy Equipment & Services 0.37%
Hercules Offshore, Inc.	7.500	07/11/13	3,780,349	3,770,898

Oil, Gas & Consumable Fuels 0.23%
Bumi Resources Tbk PT	6.786	03/02/12	219,673	218,575
Bumi Resources Tbk PT	6.786	03/02/12	175,327	174,451
MEG Energy Corp.	4.000	03/16/18	1,953,707	1,951,808

Financials 1.01%				10,291,384

Diversified Financial Services 0.67%
Atlantic Broadband Finance LLC	4.000	03/08/16	1,357,186	1,356,892
Fox Acquisition Sub LLC	4.750	07/14/15	3,123,754	3,113,993
Springleaf Finance Funding Company	5.500	05/10/17	2,407,000	2,352,467

Real Estate Investment Trusts 0.34%
iStar Financial, Inc.	7.000	06/30/14	2,040,000	2,031,714
iStar Financial, Inc.	5.000	06/28/13	1,457,368	1,436,318

Health Care 2.13%				21,798,917

Health Care Equipment & Supplies 0.20%
Capsugel Healthcare, Ltd. (T)	—	08/09/18	2,052,000	2,057,643

Health Care Providers & Services 1.69%
Community Health Systems, Inc.	3.754	01/25/17	1,093,591	1,066,080
Community Health Systems, Inc.	2.504	07/25/14	52,953	51,113
Community Health Systems, Inc.	2.504	07/25/14	1,028,213	992,483
DaVita, Inc.	4.500	10/20/16	2,850,221	2,854,294
Emergency Medical Services Corp.	5.250	05/25/18	2,589,510	2,553,904
Golden Gate National Senior Care LLC	5.000	05/04/18	3,726,627	3,627,871
IASIS Healthcare Corp.	5.000	05/03/18	3,850,350	3,829,493
Vanguard Health Holding Company I LLC	5.000	01/29/16	2,269,411	2,268,276

Pharmaceuticals 0.24%
Warner Chilcott Company LLC	4.250	03/15/18	570,738	570,917
Warner Chilcott Corp.	4.250	03/15/18	1,141,476	1,141,833
WC Luxco Sarl	4.250	03/15/18	784,765	785,010

Industrials 2.51%				25,613,524

Aerospace & Defense 0.59%
DAE Aviation Holdings, Inc.	5.260	07/31/14	868,759	864,053
DAE Aviation Holdings, Inc.	5.260	07/31/14	834,737	830,215

See notes to financial statements	25

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Industrials (continued)

Ducommun, Inc.	5.500	06/28/17	$2,525,000	$2,531,313
TransDigm, Inc.	4.000	02/14/17	1,791,000	1,791,561

Aerospace & Defense 0.39%
Sequa Corp.	3.500	12/03/14	4,026,447	3,942,898

Building Products 0.21%
Goodman Global, Inc	5.750	10/28/16	1,072,893	1,076,022
Goodman Global, Inc.	9.000	10/30/17	1,081,000	1,109,601

Commercial Services & Supplies 0.21%
Waste Industries USA, Inc.	4.750	03/17/17	2,168,565	2,172,577

Industrial Conglomerates 0.38%
Tomkins LLC	4.250	09/29/16	3,845,149	3,845,126

Machinery 0.68%
CPI International, Inc.	5.000	02/09/17	1,473,774	1,473,774
Douglas Dynamics Holdings, Inc.	5.750	04/07/18	1,446,375	1,440,951
Rexnord LLC	2.769	07/19/13	2,130,000	2,109,588
Terex Corp. (T)	—	07/26/17	1,270,000	1,270,794
The Manitowoc Company, Inc.	4.250	11/13/17	650,000	651,156

Professional Services 0.05%
TransUnion LLC	4.750	02/12/18	503,738	503,895

Information Technology 2.74%				28,019,292

Communications Equipment 0.27%
CommScope, Inc.	5.000	01/14/18	1,361,588	1,365,418
Fibertech Networks LLC	6.750	11/30/16	1,375,090	1,388,841

Electronic Equipment, Instruments & Components 0.33%
Aeroflex, Inc.	4.250	05/09/18	1,700,000	1,690,650
Sensata Technologies, Inc.	9.251	05/11/18	1,642,000	1,639,654

Internet Software & Services 0.12%
Skillsoft Corp.	6.500	05/26/17	1,229,832	1,242,130

IT Services 0.34%
Fidelity National Information Services, Inc.	5.250	07/18/16	2,327,413	2,332,505
Global Cash Access, Inc.	7.000	03/01/16	1,143,429	1,147,240

Semiconductors & Semiconductor Equipment 0.79%
Freescale Semiconductor, Inc.	4.436	12/01/16	3,571,138	3,549,354
Microsemi Corp.	4.000	11/02/17	1,977,556	1,972,612
NXP BV	4.500	03/07/17	2,533,650	2,537,344

Software 0.89%
First Data Corp.	4.187	03/23/18	5,120,632	4,699,245
Lawson Software	6.750	07/05/17	2,720,000	2,627,066
SunGard Data Systems, Inc.	1.936	02/28/14	1,874,887	1,827,233

Materials 2.13%				21,822,809

Chemicals 1.20%
Arizona Chemcial, Ltd.	4.750	11/21/16	1,387,647	1,386,903
Ashland, Inc. (T)	—	07/30/18	2,045,000	2,047,875
Chemtura Corp.	5.500	08/27/16	2,238,518	2,244,114
Hexion Specialty Chemicals BV	4.000	05/05/15	800,364	788,759
Momentive Specialty Chemicals, Inc.	3.938	05/05/15	1,888,103	1,860,726
OM Group, Inc. (T)	—	07/28/17	823,000	821,971

See notes to financial statements	26

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Materials (continued)

Styron LLC	6.000	08/02/17	$3,095,445	$3,095,445

Containers & Packaging 0.14%
Graham Packaging Company LP	6.000	09/23/16	1,488,750	1,489,776

Metals & Mining 0.41%
Novelis, Inc.	3.750	03/10/17	2,350,985	2,351,312
Walter Energy, Inc.	4.000	04/02/18	1,805,475	1,804,859

Paper & Forest Products 0.38%
Ainsworth Lumber Company, Ltd.	5.188	06/26/14	1,899,473	1,894,725
Xerium Technologies, Inc.	5.500	05/22/17	2,030,000	2,036,344

Telecommunication Services 1.01%				10,360,684

Diversified Telecommunication Services 0.80%
Intelsat Jackson Holdings SA	5.250	04/02/18	4,227,405	4,235,331
Level 3 Financing, Inc.	2.479	03/13/14	2,424,000	2,339,594
Telesat Canada	3.190	10/31/14	128,296	126,672
Telesat Canada	3.190	10/31/14	1,493,579	1,474,676

Wireless Telecommunication Services 0.21%
MetroPCS Wireless, Inc.	3.984	11/04/16	899,404	896,968
MetroPCS Wireless, Inc.	3.938	03/16/18	1,293,505	1,287,443

Utilities 1.40%				14,344,612

Electric Utilities 0.63%
Texas Competitive Electric Holdings Company LLC	4.728	10/10/17	8,713,544	6,488,453

Independent Power Producers & Energy Traders 0.77%
Calpine Corp.	4.500	04/02/18	1,040,000	1,029,860
Calpine Corp.	4.500	04/02/18	2,279,288	2,257,064
Genon Energy, Inc.	6.000	09/08/17	2,481,250	2,477,114
NRG Energy, Inc. (T)	—	06/11/18	2,091,000	2,092,121

Collateralized Mortgage Obligations 16.05%				$164,281,587

(Cost $160,855,836)

Commercial & Residential 15.71%				160,770,945

American Home Mortgage Assets
Series 2006-4, Class 1A (P)	0.377	10/25/46	4,461,366	2,316,515
Series 2007-1, Class A1 (P)	0.963	02/25/47	6,310,460	3,072,254
BCAP LLC Trust
Series 2009, Class 7A1 (P) (S)	6.099	08/26/36	3,012,466	2,978,661
BCRR Trust
Series 2009-1, Class 2A1 (P) (S)	5.858	07/17/40	3,200,000	3,538,500
Bear Stearns Commercial Mortgage Securities
Series 2005-T20, Class A4A (P)	5.148	10/12/42	2,240,000	2,463,335
Citicorp Mortgage Securities, Inc.
Series 2007-8, Class 1A3	6.000	09/25/37	1,146,047	1,125,702
Commercial Mortgage Pass Through Certificates
Series 2006, Class C8	5.377	12/10/46	3,950,000	3,121,498
Countrywide Alternative Loan Trust
Series 2005-51, Class 1A2A (P)	0.476	11/20/35	506,570	492,740
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-3, Class 3A1 (P)	0.437	02/25/36	3,552,290	2,243,271
Series 2004-25, Class 1A1 (P)	0.517	02/25/35	3,364,576	2,479,252

See notes to financial statements	27

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Commercial & Residential (continued)

Series 2004-25, Class 2A1 (P)	0.527	02/25/35	$5,018,469	$3,581,887
Credit Suisse Mortgage Capital Certificates
Series 2010-16, Class A3 (P) (S)	3.880	06/25/50	2,450,000	2,337,133
Series 2010-20R, Class 5A6 (P) (S)	3.500	09/27/35	4,664,214	4,709,196
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2007-OA2, Class A1 (P)	1.033	04/25/47	3,232,124	2,096,620
Extended Stay America Trust
Series 2010-ESHA, Class B (S)	4.221	11/05/27	3,750,000	3,744,924
First Horizon Alternative Mortgage Securities
Series 2005-AA12, Class 1A1 (P)	2.330	02/25/36	3,095,799	2,184,012
FREMF Mortgage Trust
Series 2011-K701, Class C (P) (S)	4.288	07/25/48	6,125,000	5,993,550
Greenwich Capital Commercial Funding Corp.
Series 2004-GG1, Class A7 (P)	5.317	06/10/36	625,000	673,986
GS Mortgage Securities Corp. II
Series 2007, Class G10 (P)	5.800	08/10/45	4,675,000	4,064,591
Series 2007-GG10, Class A4 (P)	5.800	08/10/45	3,175,000	3,401,947
Harborview Mortgage Loan Trust
Series 2005-8, Class 1A2A (P)	0.517	09/19/35	2,693,685	1,737,963
Series 2007-3, Class 2A1A (P)	0.387	05/19/47	4,794,985	3,086,139
Indymac Index Mortgage Loan Trust
Series 2005-16IP, Class A1 (P)	0.507	07/25/45	3,286,163	2,117,426
Jefferies & Company, Inc.
Series 2008-R1, Class A	9.399	06/25/47	3,668,378	3,129,064
Series 2009-R2, Class 4A (P) (S)	4.915	05/26/37	3,105,978	3,110,612
Series 2009-R9, Class 1A1 (P) (S)	4.369	08/26/46	2,186,039	2,174,908
Series 2010-R8, Class 1A1 (P) (S)	0.373	02/26/47	4,015,577	3,937,012
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-CB13, Class A2FX (S)	5.130	01/12/43	2,378,428	2,374,528
Series 2006-LDP9, Class AJ	5.411	05/15/47	4,725,000	3,509,163
Series 2007-C1, Class A4	5.716	02/15/51	500,000	541,556
Series 2010-C1, Class A1 (S)	3.853	06/15/43	2,784,980	2,913,819
Series 2011-CCHP, Class A (P) (S)	2.600	07/15/28	3,675,000	3,675,000
JPMorgan Reremic
Series 2009-12, Class 1A1 (P) (S)	5.754	07/26/37	1,527,387	1,596,538
LB-UBS Commercial Mortgage Trust
Series 2006-C6, Class A4	5.372	09/15/39	526,000	577,934
Lehman XS Trust
Series 2007-4N, Class 3A2A (P)	1.013	03/25/47	954,724	629,589
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A9, 2A1A (P)	2.663	12/25/35	556,334	548,430
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class A (P)	0.306	12/12/49	4,061,343	4,013,760
Morgan Stanley Reremic Trust (S)
Series 2011-KEYA, Class 1A	4.250	12/19/40	6,450,000	6,375,632
MortgageIT Trust
Series 2004-2, Class A1 (P)	0.557	12/25/34	2,720,428	2,312,078
NCUA Guaranteed Notes
Series 2010-R1, Class 2A	1.840	10/07/20	1,425,377	1,441,413
Series 2010-R2, Class 1A (P)	0.555	11/06/17	3,406,639	3,408,786
OBP Depositor LLC Trust
Series 2010-OBP, Class A (S)	4.646	07/15/45	2,500,000	2,655,121
RBSSP Resecuritization Trust
Series 2010-3, Class 3A1 (P) (S)	0.346	01/26/46	3,616,183	3,367,469
Series 2010-4, Class 5A1 (P) (S)	0.354	02/26/37	3,244,714	3,112,942

See notes to financial statements	28

Multi Sector Bond Fund
As of 7-31-11

		Maturity	Par value
	Rate (%)	date		Value

Commercial & Residential (continued)

Structured Asset Mortgage Investments, Inc.
Series 2005-AR6, Class 2A1 (P)	0.497	09/25/45	$4,669,373	$2,859,828
WaMu Mortgage Pass Through Certificates
Series 2004-13, Class A1 (P)	0.548	11/25/34	3,502,732	2,848,730
Series 2004-AR8, Class A1 (P)	0.608	06/25/44	2,455,145	1,818,072
Series 2005-11, Class A1 (P)	0.507	08/25/45	4,119,931	3,339,291
Series 2005-AR1, Class A1A (P)	0.507	01/25/45	2,334,978	1,880,785
Series 2005-AR13, Class A1A1 (P)	0.477	10/25/45	4,897,313	3,993,553
Series 2005-AR13, Class A1B2 (P)	0.617	10/25/45	2,744,527	2,030,780
Series 2005-AR17, Class A1A2 (P)	0.477	12/25/45	4,110,482	3,004,376
Series 2005-AR19, Class A1A1 (P)	0.457	12/25/45	2,292,355	1,887,300
Series 2005-AR6, Class 2A1A (P)	0.417	04/25/45	6,360,500	5,255,198
Series 2005-AR8, Class 1A (P)	0.457	07/25/45	4,607,288	3,686,346
Series 2005-AR9, Class A1A (P)	0.507	07/25/45	3,096,864	2,541,947
Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR12, Class 2A6 (P)	2.755	07/25/35	2,238,566	2,072,986
Series 2005-AR4, Class 2A2 (P)	2.750	04/25/35	3,816,573	3,601,971
Series 2005-AR9, Class 3A1 (P)	2.742	05/25/35	1,090,662	983,326

U.S. Government Agency 0.34%				3,510,642

Federal Home Loan Mortgage Corp.
Freddie Mac Series 3733, Class A	4.000	04/15/28	1,770,979	1,861,977
Freddie Mac Series 3829 IO	4.500	08/15/39	9,215,031	1,648,665

Asset Backed Securities 3.27%				$33,419,892

(Cost $32,981,782)

Cabela’s Master Credit Card Trust
Series 2010-2A, Class A1 (S)	2.290	09/17/18	3,000,000	3,062,112
Countrywide Asset-Backed Certificates
Series 2007-1, Class 2A1 (P)	0.237	07/25/37	606,743	593,726
Series 2006-25, Class 2A1 (P)	0.257	06/25/47	25,901	25,774
FUEL Trust
Series 2011-1 (S)	4.207	04/15/16	1,900,000	1,932,908
GSAMP Trust
Series 2007-HE2, Class A2A (P)	0.307	03/25/47	3,451,293	3,315,529
Home Equity Mortgage Trust
Series 2006-1, Class A2	5.300	05/25/36	6,311,000	2,250,477
Novastar Home Equity Loan
Series 2006-2, Class A2B (P)	0.297	06/25/36	416,371	414,992
Option One Mortgage Loan Trust
Series 2007-2, Class 3A1 (P)	0.277	03/25/37	1,648,449	1,624,536
SLC Student Loan Trust
Series 2010-B, Class A1 (P) (S)	4.000	07/15/42	2,314,273	2,414,110
SLM Student Loan Trust
Series 20011-1, Class A1 (P)	0.707	03/25/26	4,831,261	4,834,970
Soundview Home Equity Loan Trust
Series 2005-OPT3, Class A4 (P)	0.487	11/25/35	2,557,596	2,412,895
Structured Asset Securities Corp.
Series 2006-BC6, Class A2 (P)	0.267	01/25/37	257,366	253,455
Series 2008-BC4, Class A3 (P)	0.437	11/25/37	4,957,303	4,718,019
TAL Advantage LLC
Series 2010-2A, Class A (S)	4.300	10/20/25	2,867,500	2,929,292
Series 2011-1A, Class A (S)	4.600	01/20/26	2,517,500	2,637,097

See notes to financial statements	29

Multi Sector Bond Fund
As of 7-31-11

	Shares	Value

Common Stocks 0.06%		$602,671

(Cost $672,312)

Consumer Staples 0.03%		394,940

Food Products 0.03%
Archer-Daniels-Midland Company	13,000	394,940

Energy 0.01%		61,650

Oil, Gas & Consumable Fuels 0.01%
El Paso Corp.	3,000	61,650

Financials 0.00%		0

Hipotecaria Su Casita SA de CV (I)	3,049	0

Health Care 0.01%		51,739

Life Sciences Tools & Services 0.01%
Life Technologies Corp. (I)	1,149	51,739

Information Technology 0.01%		94,342

Semiconductors & Semiconductor Equipment 0.01%
Veeco Instruments, Inc. (I)	2,371	94,342

	Shares	Value

Preferred Securities 0.33%		$3,410,101

(Cost $3,178,169)

Energy 0.08%		849,426

Oil, Gas & Consumable Fuels 0.08%
Apache Corp., Series D, 6.000%	13,040	849,426

Financials 0.19%		1,993,745

Commercial Banks 0.14%
Wells Fargo & Company, Series L, 7.500%	865	918,371
Wintrust Financial Corp., 7.500%	9,500	523,165

Insurance 0.05%
Hartford Financial Services Group, Inc., Series F, 7.250%	8,400	199,920
MetLife, Inc., 5.000%	4,520	352,289

Information Technology 0.00%		11,730

IT Services 0.00%
Unisys Corp., 6.250%	175	11,730

Materials 0.03%		293,079

Metals & Mining 0.03%
AngloGold Ashanti Holdings Finance PLC, 6.000%	2,150	106,253
Molycorp, Inc., 5.500%	1,560	186,826

Utilities 0.03%		262,121

Electric Utilities 0.02%
PPL Corp., 8.750%	3,400	182,376

See notes to financial statements	30

Multi Sector Bond Fund
As of 7-31-11

		Shares	Value

Utilities (continued)

Independent Power Producers & Energy Traders 0.01%
AES Trust III, 6.750%		1,650	$79,745

	Yield	Shares	Value

Short-Term Investments 8.20%			$83,881,691

(Cost $83,881,691)

Money Market Funds 8.19%			83,832,449

State Street Institutional Liquid Reserves Fund	0.1457%(Y)	83,832,449	83,832,449

		Par value	Value
Repurchase Agreement 0.01%			49,242

Repurchase Agreement with State Street Corp., dated 07/29/2011 at 0.010% to be repurchased at $49,242 on 08/01/2011, collateralized by $50,000 U.S. Treasury
Note, 1.375% due 05/15/2013 (valued at $50,918, including interest)		$49,242	49,242

Total investments (Cost $1,068,925,494)† 106.72%			$1,092,029,630

Other assets and liabilities, net (6.72%)			($68,717,527)

Total net assets 100.00%		$1,023,312,103

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund. All par values are denominated in U.S. Dollars unless otherwise indicated.

Currency Abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
COP	Columbian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
THB	Thai Baht
TRY	Turkish Lira
ZAR	South African Rand

See notes to financial statements	31

Multi Sector Bond Fund
As of 7-31-11

Notes to Portfolio of Investments

IO Interest Only Security – Interest Tranche of Stripped Mortgage Pool

LIBOR London Interbank Offered Rate

PIK Payment-in-kind

TBA To Be Announced

(D) Par value of foreign bonds is expressed in local currency as shown parenthetically in security description.

(I) Non-income producing security.

(K) Underlying issuer is shown parenthetically in security description.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end unless the investment is unsettled.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $166,779,078 or 16.30% of the Fund’s net assets as of 7-31-11.

(T) All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

(Y) The rate shown is the annualized seven-day yield as of 7-31-11.

(Z) Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.

† At 7-31-11, the aggregate cost of investment securities for federal income tax purposes was $1,069,171,038. Net unrealized appreciation aggregated $22,858,592, of which $30,398,756 related to appreciated investment securities and $7,540,164 related to depreciated investment securities.

See notes to financial statements	32

Multi Sector Bond Fund

Statement of Assets and Liabilities — July 31, 2011

Assets

Investments, at value (Cost $1,068,925,494)	$1,092,029,630
Foreign currency, at value (Cost $13,773)	14,202
Cash held at broker for futures contracts	2,371,200
Cash segregated at custodian for swap
contracts	4,050,000
Receivable for investments sold	17,199,383
Receivable for delayed delivery securities sold	12,302,674
Receivable for forward foreign currency
exchange contracts (Note 3)	375,596
Dividends and interest receivable	9,257,514
Other receivables and prepaid expenses	348

Total assets	1,137,600,547

Liabilities

Payable for investments purchased	21,367,296
Payable for delayed delivery securities
purchased	85,535,127
Payable for forward foreign currency exchange
contracts (Note 3)	181,144
Payable for fund shares repurchased	14,573
Swap contracts, at value (includes unamortized
upfront amounts received of $4,300,062) (Note
3)	4,822,146
Payable for futures variation margin (Note 3)	2,162,695
Distributions payable	170
Payable to affiliates
Accounting and legal services fees	22,874
Transfer agent fees	6
Other liabilities and accrued expenses	182,413

Total liabilities	114,288,444

Net assets

Capital paid-in	$998,511,453
Accumulated distribution in excess of net
investment income	(647,577)
Accumulated net realized gain on investments,
futures contracts, foreign currency transactions
and swap agreements	6,321,343
Net unrealized appreciation (depreciation) on
investments, futures contracts, translation of
assets and liabilities in foreign currencies and
swap agreements	19,126,884

Net assets	$1,023,312,103

Net asset value per share

Based on net asset values and shares
outstanding-the Fund has an unlimited number
of shares authorized with no par value
Class A ($26,023 ÷ 2,500 shares)	$10.41
Class I ($26,025 ÷ 2,500 shares)	$10.41
Class NAV ($1,023,260,055 ÷ 98,294,700
shares)	$10.41

Maximum offering price per share
Class A (net asset value per share ÷ 95.5%)[1]	$10.90

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	33

Multi Sector Bond Fund

Statement of Operations — For the Year Ended July 31, 2011

Investment income

Interest	$46,908,073
Dividends	210,813
Less foreign taxes withheld	(7,699)

Total investment income	47,111,187

Expenses

Investment management fees (Note 5)	6,672,380
Distribution and service fees (Note 5)	78
Accounting and legal services fees (Note 5)	127,744
Transfer agent fees (Note 5)	59
Trustees' fees (Note 5)	7,726
Professional fees	95,768
Custodian fees	252,518
Registration and filing fees	104,964
Other	11,759

Total expenses	7,272,996

Less expense reductions and amounts
recaptured (Note 5)	(24,052)

Net expenses	7,248,944

Net investment income	39,862,243

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	19,944,481
Futures contracts (Note 3)	(8,644,022)
Swap contracts (Note 3)	(908,620)
Foreign currency transactions	465,337
10,857,176

Change in net unrealized appreciation
(depreciation) of
Investments	9,518,482
Futures contracts (Note 3)	(531,888)
Swap contracts (Note 3)	(248,842)
Translation of assets and liabilities in foreign
currencies	217,295

8,955,047

Net realized and unrealized gain	19,812,223

Increase in net assets from operations	$59,674,466

See notes to financial statements	34

Multi Sector Bond Fund

Statements of Changes in Net Assets

	Year ended	Period ended
	7/31/11	7/31/10[1]

Increase (decrease) in net assets

From operations
Net investment income	$39,862,243	$14,395,790
Net realized gain	10,857,176	3,073,269
Change in net unrealized appreciation
(depreciation)	8,955,047	10,171,837

Increase in net assets resulting from
operations	59,674,466	27,640,896

Distributions to shareholders
From net investment income
Class A	(1,142)	(624)
Class I	(1,198)	(677)
Class NAV	(45,435,444)	(14,819,087)
From net realized gain
Class A	(64)	—
Class I	(64)	—
Class NAV	(2,256,431)	—

Total distributions	(47,694,343)	(14,820,388)

From Fund share transactions (Note 6)	327,346,063	671,165,409

Total increase	339,326,186	683,985,917

Net assets

Beginning of year	683,985,917	—

End of year	$1,023,312,103	$683,985,917

Undistributed/(Accumulated distributions in
excess of) net investment income	$(647,577)	$1,479,821

1 Period from 11-2-09 (inception date) to 7-31-10.

See notes to financial statements	35

Multi Sector Bond Fund
Financial Highlights (For a share outstanding throughout the period)

Class A Shares

Period ended
		7-31-11		7-31-10[1]
Per share operating performance

Net asset value, beginning of year		$10.25		$10.00
Net investment income[2]		0.39		0.25
Net realized and unrealized gain on
investments		0.26		0.25

Total from investment operations		0.65		0.50

Less distributions
From net investment income		(0.46)		(0.25)
From net realized gain		(0.03)		—

Total distributions		(0.49)		(0.25)

Net asset value, end of year		$10.41		$10.25

Total return (%)[3,4]		6.37		5.06[5]

Ratios and supplemental data

Net assets, end of year (in millions)	$	- [6]	$	- [6]
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured		1.24		1.19[7]
Expenses including reductions and amounts
recaptured		1.24		1.19[7]
Net investment income		3.75		3.26[7]
Portfolio turnover (%)		80		68

1 Period from 11-2-09 (inception date) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Less than $500,000.
7 Annualized.

See notes to financial statements	36

Multi Sector Bond Fund
Financial Highlights (For a share outstanding throughout the period)

Class I Shares

Period ended
		7-31-11		7-31-10[1]
Per share operating performance

Net asset value, beginning of year		$10.24		$10.00
Net investment income[2]		0.42		0.26
Net realized and unrealized gain on
investments		0.26		0.25

Total from investment operations		0.68		0.51

Less distributions
From net investment income		(0.48)		(0.27)
From net realized gain		(0.03)		—

Total distributions		(0.51)		(0.27)

Net asset value, end of year		$10.41		$10.24

Total return (%)[3]		6.70		5.18[4]

Ratios and supplemental data

Net assets, end of year (in millions)	$	- [5]	$	- [5]
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured		0.81		1.20[6]
Expenses including reductions and amounts
recaptured		0.95		0.95[6]
Net investment income		4.01		3.48[6]
Portfolio turnover (%)		80		68

1 Period from 11-2-09 (inception date) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

See notes to financial statements	37

Multi Sector Bond Fund
Financial Highlights (For a share outstanding throughout the period)

Class NAV Shares

Period ended
	7-31-11	7-31-10[1]
Per share operating performance

Net asset value, beginning of year	$10.24	$10.00
Net investment income[2]	0.44	0.29
Net realized and unrealized gain on
investments	0.26	0.24

Total from investment operations	0.70	0.53

Less distributions
From net investment income	(0.50)	(0.29)
From net realized gain	(0.03)	—

Total distributions	(0.53)	(0.29)

Net asset value, end of year	$10.41	$10.24

Total return (%)[3]	6.92	5.32[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$1,023	$684
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured	0.77	0.78[5]
Expenses including reductions and amounts
recaptured	0.77	0.77[5]
Net investment income	4.21	3.90[5]
Portfolio turnover (%)	80	68

1 Period from 11-2-09 (inception date) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.

See notes to financial statements	38

Note 1 — Organization

John Hancock Multi Sector Bond Fund (the Fund) is a non-diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek to maximize total return, which consists of income on its investments and capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are sold to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and registration fees for each class may differ.

Note 2 - Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

39

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2011, by major security category or type:

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	07/31/11	Price	Inputs	Inputs
Corporate Bonds	$400,304,450	—	$399,902,589	$401,861
U.S. Government & Agency Obligations	82,282,311	—	82,282,311	—
Foreign Government Obligations	81,152,466	—	81,152,466	—
Capital Preferred Securities	4,177,905	—	4,177,905	—
Convertible Bonds	20,671,650	—	20,671,650	—
Structured Notes	16,507,610	—	393,381	16,114,229
Term Loans	201,337,296	—	200,944,270	393,026
Collateralized Mortgage Obligations	164,281,587	—	160,606,587	3,675,000
Asset Backed Securities	33,419,892	—	33,419,892	—
Common Stocks	602,671	$602,671	—	—
Preferred Securities	3,410,101	2,875,206	534,895	—
Short-Term Investments	83,881,691	83,832,449	49,242	—

Total Investments in Securities	$1,092,029,630	$87,310,326	$984,135,188	$20,584,116
Other Financial Instruments:
Futures	($3,654,961)	($3,654,961)	—	—
Forward Foreign Currency Contracts	$194,452	—	$194,452	—
Interest Rate Swaps	($802,708)	—	($802,708)	—
Credit Default Swaps	($4,019,438)	—	($4,019,438)	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended July 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

		Foreign			Collateralized
	Corporate	Government	Structured	Term	Mortgage
	Bonds	Obligations	Notes	Loans	Obligations	Total
Balance as of 7/31/10	-	$2,184,730	$20,210,649	-	$9,568	$22,404,947
Realized gain (loss)	-	63,278	1,291,289	-	-	1,354,567
Change in unrealized
appreciation
(depreciation)	$14,868	(35,776)	252,136	($1,974)	-	229,254
Purchases	386,993	309,463	11,366,633	395,000	3,675,000	16,133,089
Sales	-	(1,613,819)	(17,006,478)	-	(9,568)	(18,629,865)
Transfers out of Level 3	-	(907,876)	-	-	-	(907,876)
Balance as of 7/31/11	$401,861	-	$16,114,229	$393,026	$3,675,000	$20,584,116
Change in unrealized at
period end*	$14,868	-	$880,371	($1,974)	-	$265,030

* Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities, including exchange-traded funds, held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Funds in open-end mutual funds are valued at their respective net asset values each

40

business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

New accounting pronouncements. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

When-issued/delayed delivery securities. The Fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (TBA Sale Commitments Outstanding). At the time that the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the Fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time that the Fund enters into this type of transaction, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

41

Structured notes. The Fund may invest in structured notes. The Fund invests in an entity, such as a trust, organized and operated solely for the purpose of restructuring the investment characteristics of various securities. This type of restructuring involves the deposit or purchase of specified instruments and the issuance of one or more classes of securities backed by, or representing interests, in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics, such as varying maturities, payment priorities or interest rate provisions. The extent of the income paid by the structured notes is dependent on the cash flow of the underlying instruments.

Term loans (Floating rate loans). The Fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A Fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. A Fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the Fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. A Fund may have limited rights to enforce the terms of an underlying loan.

At July 31, 2011 the Fund had $1,221,580 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

The Fund may be subject to capital gains and repatriation taxes as imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

42

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended July 31, 2011, the Fund had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually. The tax character of distributions for the year ended July 31, 2011 and the period ended July 31, 2010 was as follows:

	July 31, 2011	July 31, 2010

Ordinary Income	$47,694,343	$14,820,388

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of July 31, 2011, the components of distributable earnings on a tax basis included $4,646,640 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital. The final determination of tax characteristics of the Fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders.

43

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, characterization of distributions, derivative transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Futures. A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statement of Assets and Liabilities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Fund.

During the year ended July 31, 2011, the Fund used futures contracts to manage duration of the portfolio. The following table summarizes the contracts held at July 31, 2011. During the year ended July 31, 2011, the Fund held futures contracts with absolute notional values ranging from $97.1 million to $217.0 million as measured at each quarter end.

					UNREALIZED
	NUMBER OF			NOTIONAL	APPRECIATION
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	VALUE	(DEPRECIATION)
U.S. Treasury 5-Year Note Futures	257	Short	Sep 2011	($31,211,445)	($330,253)
U.S. Treasury 10-Year Note Futures	1223	Short	Sep 2011	(153,715,813)	(2,821,812)
U.S. Treasury 30-Year Bond Futures	250	Short	Sep 2011	(32,031,250)	(502,896)
				($216,958,508)	($3,654,961)

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of Assets and Liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

44

During the year ended July 31, 2011, the Fund used forward foreign currency contracts to manage against anticipated currency exchange rates and gain exposure to foreign currency. The following table summarizes the contracts held at July 31, 2011. During the year ended July 31, 2011, the Fund held forward foreign currency contracts with USD absolute values ranging from $2.5 million to $66.2 million, as measured at each quarter end.

		PRINCIPAL
	PRINCIPAL AMOUNT	AMOUNT COVERED			UNREALIZED
	COVERED BY	BY CONTRACT		SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	(USD)	COUNTERPARTY	DATE	(DEPRECIATION)

BUYS

BRL	2,631,677	$1,696,215	Citibank N.A.	Aug 2011	$711
CNY	71,120,000	10,890,050	Citibank N.A.	Aug 2011	158,293
CNY	7,908,801	1,224,166	Citibank N.A.	Nov 2011	5,539
CNY	7,908,801	1,241,570	Citibank N.A.	May 2012	(3,986)
EUR	282,118	405,658	Citibank N.A.	Aug 2011	(400)
RUB	24,032,413	850,000	Citibank N.A.	Aug 2011	17,995
RUB	200,061,256	7,040,686	Citibank N.A.	Sep 2011	160,351
ZAR	5,125,576	749,572	Citibank N.A.	Aug 2011	15,612
		$24,097,917			$354,115

SELLS

BRL	2,631,677	$1,637,939	Citibank N.A.	Aug 2011	($58,986)
BRL	4,126,973	2,646,865	Citibank N.A.	Sep 2011	6,531
CNY	71,120,000	11,014,817	Citibank N.A.	Aug 2011	(33,526)
CNY	7,908,801	1,229,029	Citibank N.A.	Nov 2011	(676)
COP	1,053,316,000	597,965	Citibank N.A.	Aug 2011	5,833
EUR	100,060	142,993	Citibank N.A.	Aug 2011	(764)
EUR	471,000	670,907	Citibank N.A.	Aug 2011	(5,677)
EUR	826,203	1,173,536	Citibank N.A.	Aug 2011	(13,265)
GBP	172,000	275,931	Citibank N.A.	Aug 2011	(6,360)
MXN	6,535,088	560,000	Citibank N.A.	Sep 2011	4,731
RUB	24,032,413	847,695	Citibank N.A.	Aug 2011	(20,300)
RUB	28,025,674	999,123	Citibank N.A.	Sep 2011	(9,638)
ZAR	5,125,576	744,466	Citibank N.A.	Aug 2011	(20,718)
ZAR	7,655,184	1,139,000	Citibank N.A.	Aug 2011	(2,010)
ZAR	4,529,535	670,000	Citibank N.A.	Sep 2011	(4,838)
		$24,350,266			($159,663)

Currency Abbreviations

BRL	Brazilan Real
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
RUB	Russian Ruble
ZAR	South African Rand

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to

45

such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of Assets and Liabilities.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the year ended July 31, 2011, the Fund used purchased options to manage against anticipated interest rate changes. During the year ended July 31, 2011, the Fund held purchased options with markets values ranging up to $485.0 thousand, as measured at each quarter end. There were no open purchased options contracts at the year ended July 31, 2011.

Swaps. The Fund may enter into interest rate and credit default swap agreements. Swap agreements are privately negotiated agreements between a Fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically implicate collateral posting obligations by the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the Fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of Assets and Liabilities. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by a Fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts on a periodic basis.

During the year ended July 31, 2011, the Fund used interest rate swaps to manage the duration of the portfolio. The following table summarizes the interest rate swap contracts held as of July 31, 2011. During the year ended July 31, 2011, the Fund held interest rate swaps with total USD notional amounts as represented below.

46

			PAYMENTS	PAYMENTS
	NOTIONAL		MADE BY	RECEIVED	MATURITY	UNREALIZED	MARKET
COUNTERPARTY	AMOUNT	CURRENCY	FUND	BY FUND	DATE	DEPRECIATION	VALUE

Fixed
Citibank N.A.	10,160,000	USD	3.5825%	3 Month Libor	Dec 2019	($802,708)	($802,708)

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to remedies that are specified within the credit default agreement. The Fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the Fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case would be reduced by any recovery value on the underlying credit.

During the year ended July 31, 2011, the Fund used CDS as a Buyer of protection to hedge against potential credit events. The following table summarizes the credit default swap contracts the Fund held as of July 31, 2011 as a Buyer of protection. During the year ended July 31, 2011, the Fund held credit default swap contracts with total USD notional amounts ranging up to $72.5 million, as measured at each quarter end.

				(PAY) /		UNAMORTIZED
			USD	RECEIVE		UPFRONT	UNREALIZED
	REFERENCE	NOTIONAL	NOTIONAL	FIXED	MATURITY	PAYMENT PAID	DEPRECIA-	MARKET
COUNTERPARTY	OBLIGATION	AMOUNT CURRENCY	AMOUNT	RATE	DATE	(RECEIVED)	TION	VALUE

ITRAXX
EUROPE
CROSSOVER
SERIES 14
Citibank N.A.	VERSION 1	52,600,000 EUR	$72,477,547	(5.000%)	Dec 2015	($1,555,146)	($115,738)	($1,670,884)

The Fund used CDS as a Seller of protection during the year ended July 31, 2011 to take a long exposure to the reference credit indices. The following table summarizes the credit default swap contracts the Fund held as of July 31, 2011 where the Fund acted as a Seller of protection. During the year ended July 31, 2011, the Fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $11.0 million to $67.2 million as measured at each quarter end.

							UNAMORTIZED
					(PAY) /		UPFRONT
				USD	RECEIVE		PAYMENT	UNREALIZED
	REFERENCE	NOTIONAL		NOTIONAL	FIXED	MATURITY	PAID	APPRECIATION	MARKET
COUNTERPARTY	OBLIGATION	AMOUNT	CURRENCY	AMOUNT	RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Citibank N.A.	CMBX NA AAA 4	4,000,000	USD	$4,000,000	0.350%	Feb 2051	($801,047)	$486,320	($314,727)
Citibank N.A.	CMBX NA AM 4S	5,000,000	USD	5,000,000	0.500%	Feb 2051	(1,136,777)	224,763	(912,014)
Citibank N.A.	CMBX NA AM 4	2,000,000	USD	2,000,000	0.500%	Feb 2051	(520,646)	155,841	(364,805)
Citibank N.A.	CDX.NA.HY.15	45,700,000	USD	45,700,000	5.000%	Dec 2015	1,155,607	2,615	1,158,222
Citibank N.A.	CMBX NA AM 4	4,000,000	USD	4,000,000	0.500%	Feb 2051	(417,629)	(311,982)	(729,611)
Citibank N.A.	CMBX NA AM 4	3,500,000	USD	3,500,000	0.500%	Feb 2051	(486,472)	(151,938)	(638,410)
Citibank N.A.	CMBX NA AM 4	3,000,000	USD	3,000,000	0.500%	Feb 2051	(537,952)	(9,257)	(547,209)
				$67,200,00			($2,744,916)	$396,362	($2,348,554)

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Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at July 31, 2011 by risk category:

			Asset	Liability
	Statement of Assets and	Financial Instruments	Derivatives Fair	Derivatives
Risk	Liabilities Location	Location	Value	Fair Value

	Receivable/Payable for futures;	Futures† / Interest rate
Interest rate contracts	Swap contracts, at value	swaps	-	($4,457,669)

Credit contracts	Swap contracts, at value	Credit default swaps	$1,158,222	(5,177,660)

	Receivable/Payable for forward
	foreign currency exchange	Foreign forward currency
Foreign exchange contracts	contracts	contracts	375,596	181,144
Total			$1,533,818	($9,454,185)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statement of Assets and Liabilities.

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2011:

Statement of Operations Location - Net Realized Gain (Loss) on:

	Investments			Foreign
	(Purchased		Swap	Currency
Risk	Options)	Futures Contracts	Contracts	Transactions*	Total

Interest rate contracts	-	($8,644,022)	($326,826)	-	($8,970,848)
Credit contracts	-	-	(581,794)	-	(581,794)
Foreign currency contracts	($1,090,000)	-	-	($1,222,079)	(2,312,079)
Total	($1,090,000)	($8,644,022)	($908,620)	($1,222,079)	($11,864,721)

* Realized gain/loss associated with foreign currency contracts is included in this caption on the Statement of Operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2011:

Statement of Operations Location - Change in Unrealized Appreciation (Depreciation) of:

	Investments
	(Purchased	Futures	Swap	Foreign
Risk	Options)	contracts	Contracts	Currencies*	Total

Interest rate contracts	-	($531,888)	($79,241)	-	($611,129)
Credit contracts	-	-	(169,601)	-	(169,601)
Foreign currency contracts	$604,977	-	-	$218,938	823,915
Total	$604,977	($531,888)	($248,842)	$218,938	$43,185

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statement of Operations.

48

Note 4 - Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 – Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser), serves as investment adviser for the Funds. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Funds. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 0.740% of the first $250,000,000 of the Fund’s average daily net assets, b) 0.700% of the next $500,000,000 and c) 0.675% of the Fund’s average daily net assets in excess of $750,000,000. The Adviser has a subadvisory agreement with Stone Harbor Investment Partners LP. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended July 31, 2011 were equivalent to an annual effective rate of 0.71% of the Fund’s average daily net assets.

Effective May 31, 2011, the Adviser has contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the funds. Prior to May 31, 2011, the waiver was, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeded $85 billion.

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excludes taxes, portfolio brokerage commissions, interest, overdraft, litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.25% and 0.95% for Class A and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until November 30, 2011.

Additionally, the Adviser has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, acquired fund fees, litigation, printing and postage, and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.15% of average net assets.

Accordingly, these expense reductions amounted to $24,090 for Class NAV shares for the year ended July 31, 2011.

49

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amounts recovered during the year ended July 31, 2011, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

Amounts Eligible for recovery	Amount recovered during the
through July 1, 2013	period ended July 31, 2011

$9	$38

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2011, amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up 0.30% for Class A shares for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets of the Fund’s shares.

Sales charges. Class A shares are assessed up-front sales charges. During the year ended July 31, 2011, there were no upfront sales charges for Class A shares.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2011 were:

	Distribution and
Class	service fees	Transfer agent fees

A	$78	$46

I	-	$13

Total	$78	$59

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

50

Note 6 - Fund share transactions

Transactions in Fund shares for the year ended July 31, 2011 and for the period ended July 31, 2010 were as follows:

	Year ended		Period ended
	7/31/11		7/31/10[1]

	Shares	Amount	Shares	Amount
Class A shares
Sold	—	$—	2,500	$25,000

Net increase	—	$—	2,500	$25,000

Class I shares
Sold	—	$—	2,500	$25,000

Net increase	—	$—	2,500	$25,000

Class NAV shares
Sold	31,528,198	$327,341,268	66,791,801	$671,273,381
Distributions reinvested	4,583,239	47,692,709	1,462,968	14,819,087
Repurchased	(4,578,833)	(47,687,914)	(1,492,673)	(14,977,059)

Net increase	31,532,604	$327,346,063	66,762,096	$671,115,409

Net increase	31,532,604	$327,346,063	66,767,096	$671,165,409

1 Period from 11-2-09 (inception date) to 7-31-10.

Affiliates of the Fund owned 100% of shares of beneficial interest of each of Class A, Class I and Class NAV on July 31, 2011.

Note 7 - Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $1,068,406,404 and $716,329,178, respectively, for the year ended July 31, 2011.

Note 8 - Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the year ended July 31, 2011, the following funds had an affiliate ownership concentration of 5% or more of the Fund’s net assets:

Fund	Affiliated Concentration
John Hancock Lifestyle Balanced Portfolio	41%
John Hancock Lifestyle Conservative Portfolio	16%
John Hancock Lifestyle Moderate Portfolio	17%
John Hancock Lifestyle Growth Portfolio	16%

51

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Multi Sector Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Multi Sector Bond Fund (the “Fund”) at July 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 23, 2011

52

Tax information
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable period ended July 31, 2011.

With respect to the ordinary dividends paid by the Fund for the fiscal period ended July 31, 2011, the Fund designates the maximum amount allowable for the corporate dividends received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions that are taxable for calendar year 2011.

53

EVALUATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the “Advisory Agreement”) and each of the Subadvisory Agreements (the “Subadvisory Agreements”) for each of the portfolios (the “Funds”) of John Hancock Funds II (the “Trust”) discussed in this annual report.

At in-person meetings on May 26-27, 2011 the Board, including all the Independent Trustees, approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

(1) the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Sub-Advisers to the Funds;

(2) the investment performance of the Funds and their Sub-Advisers;

(3) the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

(4) the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

(5) comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Sub-Advisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

54

Approval of Advisory and Subadvisory Agreements

At in-person meetings on May 26-27, 2011, the Board, including all the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third-party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Sub-Advisers regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Sub-Advisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS' compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Trustees also took into account their knowledge of JHIMS's management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of another trust in the complex.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) - (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

55

(e) recognized the Adviser’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

(2) - (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’ analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and the Funds’ respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers.

3)– (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (the “Participating Portfolios”) or otherwise reimburse the expenses of the Participating Portfolios as follows (the “Reimbursement”) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

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(4) -(a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’ relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Sub-Advisers are affiliates of the Adviser;

(e) John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

5 - reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Sub-Advisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Sub-Advisory Agreements, the Board reviewed:

(1) information relating to each subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

57

(3) the subadvisory fee for each Fund and comparative fee information prepared by an independent third party of mutual fund data; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Sub-Advisers.

With respect to the services provided by each of the Sub-Advisers, the Board received information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also considered the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Sub-Advisers.

The Board also compared the sub-advisory fees paid by the Adviser to fees charged by each Fund’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, if applicable.

The Board also received information with respect to any Material Relationships with respect to the unaffiliated Sub-Advisers, which include arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Sub-Advisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Sub-Adviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the performance of each Fund managed by a Sub-Adviser has generally been in line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

58

(3) The subadvisory fees generally are competitive and within the range of industry norms, are paid by JHIMS out of its advisory fees it receives from the Fund and would not be an expense of the Fund, and, with respect to each Sub-Adviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Sub-Adviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Sub-Advisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

59

John Hancock Funds II
Appendix A

PORTFOLIO	PERFORMANCE OF TRUST,
(SUBADVISER)	AS OF MARCH 31, 2011	FEES AND EXPENSES	OTHER COMMENTS

	Benchmark Index - The	Subadvisory fees for this	The Board noted that the Fund commenced operations on November 2,
	Fund outperformed for the	Fund are slightly higher than	2009, and has a limited performance history. In reviewing the Fund, the
	one-year period.	the peer group median.	Board considered this limited performance as well as management’s discussion of the Fund’s performance, including the Fund’s investment
	Morningstar Category - The	Net management fees for	style and the impact of market conditions during this period.
Multi Sector	Fund modestly	this Fund are higher than the
Bond	underperformed for the one-	peer group median.	The Board took into account management's discussion of the Fund's
	year period.		expenses, including the advisory/subadvisory fee structure.
(Stone Harbor		Total expenses for this Fund
Investment		are modestly higher than the
Partners LP)		peer group median.

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Independent Trustees

	Position(s)		Number of Funds in
Name (Birth	Held with	Principal Occupation(s) and other Directorships	Fund Complex
Year)	Trust	During Past 5 Years	Overseen

Charles L.	Trustee (since	Director, Island Commuter Corp. (Marine Transport).	214
Bardelis (1941)	2005)	Trustee of John Hancock Variable Insurance Trust
		(since 1988), John Hancock Funds II (since 2005) and
		former Trustee of John Hancock Funds III (2005–
		2006).

Peter S. Burgess	Trustee (since	Consultant (financial, accounting and auditing	214
(1942)	2005)	matters) (since 1999); Certified Public Accountant.
		Partner, Arthur Andersen (independent public
		accounting firm) (prior to 1999).
		Director of the following publicly traded
		companies: Lincoln Educational Services
		Corporation (since 2004), Symetra Financial
		Corporation (since 2010) and PMA Capital
		Corporation (2004-2010).

		Trustee of John Hancock Variable Insurance Trust
		(since 2005), John Hancock Funds II (since 2005),
		and former Trustee of John Hancock Funds III
		(2005–2006).

Grace K. Fey	Trustee (since	Chief Executive Officer, Grace Fey Advisors (since	214
(1946)	2008)	2007); Director & Executive Vice President, Frontier
		Capital Management Company (1988-2007); Director,
		Fiduciary Trust (since 2009).

		Trustee of John Hancock Variable Insurance Trust
		(since 2008) and John Hancock Funds II (since 2008).

Theron S.	Trustee (since	Chief Executive Officer, T. Hoffman Associates,	214
Hoffman (1947)	2008)	LLC (since 2003); Director, The Todd Organization
		(since 2003); President, Westport Resources
		Management (2006–2008); Partner/Operating Head
		& Senior Managing Director, Putnam Investments
		(2000–2003); Executive Vice President, Thomson
		Corp. (1997–2000) (financial information
		publishing).

		Trustee of John Hancock Variable Insurance Trust
		(since 2008) and John Hancock Funds II (since
		2008).

Hassell H.	Trustee (since	Associate Professor, The Graduate School of The	214
McClellan (1945)	2005)	Wallace E. Carroll School of Management, Boston
		College (since 1984). Trustee of John Hancock
		Variable Insurance Trust (since 2005), John Hancock
		Funds II (since 2005) and Trustee of Phoenix Edge
		Series Funds (since 2008).

61

James M. Oates	Trustee	Managing Director, Wydown Group (financial	214
(1946)	(since 2005)	consulting firm) (since 1994); Chairman, Emerson
		Investment Management, Inc. (since 2000);
		Chairman, Hudson Castle Group, Inc. (formerly IBEX
		Capital Markets, Inc.) (financial services company)
		(since 1997) (Independent Chairman, 1997–2006).

		Director of the following publicly traded companies:
		Stifel Financial (since 1996); Investor Financial
		Services Corporation (1995–2007); and Connecticut
		River Bancorp (since 1998); Director of the following
		mutual funds: Phoenix Mutual Funds (1988–2008);
		Virtus Funds (since 2008); and Emerson Investment
		Management (since 2000).

		Chairman of the Boards of John Hancock Variable
		Insurance Trust and John Hancock Funds II (since
		2005).

		Trustee of John Hancock Variable Insurance Trust
		(since 2004), John Hancock Funds II (since 2005)
		and former Trustee of John Hancock Funds III
		(2005–2006).

Steven M.	Trustee (since	Board of Governors Deputy Director Division of	214
Roberts (1944)	2008)	Banking Supervision and Regulation, Federal Reserve
		System (2005-2008); Partner, KPMG (1987-2004).

		Trustee of John Hancock Variable Insurance Trust
		(since 2008) and John Hancock Funds II (since
		September 2008).

Non-Independent Trustee1

	Position(s)		Number of Funds
	Held with	Principal Occupation(s) and other Directorships	in Fund Complex
Name (Birth Year)	Trust	During Past 5 Years	Overseen

James R. Boyle[2]	Trustee	(since Senior Executive Vice President, John Hancock	214
(1959)	2005)	Financial Services (since 1999, including prior
		positions); Chairman and Director, John Hancock
		Advisers, LLC, John Hancock Funds, LLC and
		John Hancock Investment Management Services,
		LLC (2005-2010).

		Trustee of John Hancock Variable Insurance Trust
		(since 2005), John Hancock Funds II (since 2005)
		and John Hancock retail funds (2005-2010).

62

(1) Non-Independent Trustee holds positions with the Portfolios’ investment adviser, underwriter and certain other affiliates.

(2) Mr. Boyle is an “interested person” (as defined in the 1940 Act) of the Trust due to his prior position with MFC (or its affiliates), the ultimate parent of the Adviser.

Principal Officers who are not Trustees

Position(s) Held
Name (Birth Year)	with the Trust	Principal Occupation(s) During Past 5 Years

Hugh McHaffie	President	Executive Vice President, John Hancock Financial Services (since
(1959)	(since 2009)	2006, including prior positions); Chairman and Director, John Hancock
Advisers, LLC, John Hancock Investment Management Services, LLC
and John Hancock Funds, LLC (since 2010); Non Independent Trustee,
John Hancock retail funds (since 2010);
President, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2009); Senior Vice President, Individual Business
Product Management, MetLife, Inc. (1999-2006).

Thomas M. Kinzler	Secretary and	Vice President, John Hancock Financial Services (since 2006);
(1955)	Chief Legal	Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John
	Officer	Hancock Investment Management Services, LLC and John Hancock
	(since 2006)	Funds, LLC (since 2007); Secretary and Chief Legal Officer, John
Hancock retail funds, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2006); Vice President and Associate
General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series
Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–
2006).

Francis V. Knox, Jr.	Chief Compliance	Vice President, John Hancock Financial Services (since 2005); Chief
(1947)	Officer (“CCO”)	Compliance Officer, John Hancock retail funds, John Hancock Funds II,
	(since 2005)	John Hancock Variable Insurance Trust, John Hancock Advisers, LLC
and John Hancock Investment Management Services, LLC (since
2005); Vice President and Chief Compliance Officer, John Hancock
Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary	Treasurer	Assistant Vice President, John Hancock Financial Services (since
(1965)	(since 2009)	2007); Treasurer, John Hancock Funds II and John Hancock Variable
Insurance Trust (since 2009); Treasurer, John Hancock retail funds
(2009-2010); Vice President, John Hancock Advisers, LLC and John
Hancock Investment Management Services, LLC (since 2007);
Assistant Treasurer, John Hancock retail funds (2007-2009 and 2010),
John Hancock Funds II and John Hancock Variable Insurance Trust
(2007–2009) and John Hancock Funds III (since 2009); Vice President and Director of Fund Administration, JP Morgan (2004-2007).

63

Position(s) Held
Name (Birth Year)	with the Trust	Principal Occupation(s) During Past 5 Years

Charles A. Rizzo	Chief Financial	Vice President, John Hancock Financial Services (since 2008); Senior
(1959)	Officer	Vice President, John Hancock Advisers, LLC and John Hancock
	(since 2007)	Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John
Hancock Variable Insurance Trust (since 2007); Assistant Treasurer,
Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007); Managing Director and Treasurer,
Scudder Funds, Deutsche Asset Management (2003–2005).

John G. Vrysen (1955)	Chief Operating	Senior Vice President, John Hancock Financial Services (since 2006);
	Officer	Director, Executive Vice President and Chief Operating Officer, John
	(since 2007)	Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief
	Chief Financial	Operating Officer, John Hancock Funds II and John Hancock Variable
	Officer	Insurance Trust (since 2007); Chief Operating Officer, John Hancock
	(2005 to 2007)	retail funds (until 2009); Trustee, John Hancock retail funds (since
2009).

64

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management Services, LLC
James R. Boyle†
Grace K. Fey	Investment subadviser
Charles L. Bardelis*	Stone Harbor Investment Partners LP
Peter S. Burgess*
Theron S. Hoffman	Principal distributor
Hassell H. McClellan	John Hancock Funds, LLC
Steven M. Roberts*
*Member of the Audit Committee	Custodian
†Non-Independent Trustee	State Street Bank and Trust Company

Transfer agent
Officers	John Hancock Signature Services, Inc.
Hugh McHaffie
President	Legal counsel
Thomas M. Kinzler	K&L Gates LLP
Secretary and Chief Legal Officer
Francis V. Knox, Jr.	Independent registered public accounting firm
Chief Compliance Officer	PriceWaterhouseCoopers LLP
Michael J. Leary
Treasurer
Charles A. Rizzo	The report is certified under the Sarbanes-Oxley Act, which
Chief Financial Officer	requires mutual funds and other public companies to affirm
John G. Vrysen	that, to the best of their knowledge, the information in
Chief Operating Officer	their financial reports is fairly and accurately stated in all material respects.

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

65

John Hancock

MUTUAL FUNDS

John Hancock

Currency Strategies Fund

Annual Report

7.31.11

A look at performance

Total returns for the period ended July 31, 2011

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
	1-year	5-year	10-year	inception[1]	1-year	5-year	10-year	inception[1]

Class A	—	—	—	–16.78	—	—	—	–16.78

Class I2	—	—	—	–13.90	—	—	—	–13.90

Class NAV[2]	—	—	—	–13.70	—	—	—	–13.70

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 3.00%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial Highlights tables in this report. For all classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class NAV
Net/Gross (%)	1.51	1.05	0.96

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

6	Currency Strategies Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class I2	8-2-10	$8,610	$8,610	$10,009

Class NAV[2]	8-2-10	8,630	8,630	10,009

Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

1 From 8-2-10.

2 For certain types of investors as described in the Fund’s Class I and Class NAV prospectuses.

3 NAV represents net asset value and POP represents public offering price.

Annual report | Currency Strategies Fund	7

Management’s discussion of
Fund performance

By First Quadrant, L.P.

The 12 months ended July 31, 2011 were characterized by a high degree of uncertainty, volatility and extreme risk aversion. In the U.S., we witnessed quantitative easing, inflation fears, worries about a double-dip recession and a political crisis over the country’s indebtedness, which culminated in a credit rating downgrade by Standard & Poor’s for Treasury bonds just after period-end and increased market volatility. In Europe, the sovereign debt crisis represented an existential threat to the European Union and common currency. From inception August 2, 2010 through July 31, 2011, John Hancock Currency Strategies Fund’s Class A shares posted a total return of –14.20% at net asset value. At the same time, the Citigroup 1-Month U.S. Treasury Bill Index, the Fund’s benchmark, returned 0.09%. The average return of the currency funds tracked by Morningstar, Inc. was 3.00%. It was a difficult period for our management approach. We manage the Fund using a number of models to evaluate the relative attractiveness of nine currencies, taking long or short positions depending on our findings. These models work best when markets are functioning “normally”; that is, driven by fundamental, value-based assessments of a currency’s worth based on historical measures and relationships. Unfortunately, the unprecedented crisis conditions of the last 12 months meant markets traded more on fear and risk aversion than any fundamental factors. The main driver of underperformance for the period was the Fund’s valuation model. The key detractors were safe-haven currencies that looked overvalued to us but that continued to get more expensive as markets went from crisis to crisis. In particular, we believed the Swiss franc was stretched beyond fair value and held a short position for much of the period. Unfortunately, the Swiss franc was among the best-performing currencies for the year. Similarly, we were short the Australian dollar on valuation concerns; nevertheless, the currency benefited from the country’s relative strength and stability amid the various crises. At the other end of the spectrum, our positioning in the New Zealand dollar was a source of strength — we were short early in 2011, when the currency lagged, and long later in the period, when it did well. Our U.S dollar short position also contributed to performance.

This commentary reflects the views of the portfolio managers through 8-31-11. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The Fund will use currency transactions to seek to achieve gains in the Fund. If currencies do not perform as expected, the Fund could have significant losses which exceed the amount invested in the currency instruments. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if the creditor is unable or unwilling to make principal or interest payments. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets. The use of hedging and derivatives transactions could produce disproportionate gains or losses and may increase volatility and costs.

8	Currency Strategies Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2011 with the same investment held until July 31, 2011.

	Account value	Ending value	Expenses paid during
	on 2-1-11	on 7-31-11	period ended 7-31-11[1]

Class A	$1,000.00	$894.70	$7.33

Class I	1,000.00	895.90	4.94

Class NAV	1,000.00	897.10	4.42

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Currency Strategies Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2011, with the same investment held until July 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-11	on 7-31-11	period ended 7-31-11[1]

Class A	$1,000.00	$1,017.10	$7.80

Class I	1,000.00	1,019.60	5.26

Class NAV	1,000.00	1,020.10	4.71

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.56%, 1.05% and 0.94% for Class A, Class I and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Currency Strategies Fund | Annual report

Currency allocation1

1 As a percentage of net assets on 7-31-11. The Fund’s assets are exposed to both short (unfavored) and long (favored) currency positions.

Annual report | Currency Strategies Fund	11

Fund’s investments

As of 7-31-11

Short-Term Investments 106.40%				$968,545,129

(Cost $968,545,129)
		Maturity
	Yield (%) *	date	Par value	Value

U.S. Government 83.04%				755,906,283

U.S. Treasury Bill	0.015	09-29-11	$200,000,000	199,992,500

U.S. Treasury Bill	0.035	08-25-11	273,000,000	272,993,630

U.S. Treasury Bill	0.115	08-18-11	48,000,000	47,975,313

U.S. Treasury Bill	0.163	09-22-11	235,000,000	234,944,840

		Yield (%)	Shares	Value

Money Market Funds 23.36%				212,638,846

State Street Institutional Liquid Reserves Fund		0.1457 (Y)	212,638,846	212,638,846

Total investments (Cost $968,545,129)† 106.40%				$968,545,129

Other assets and liabilities, net (6.40%)				($58,225,140)

Total net assets 100.00%				$910,319,989

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

(Y) The rate shown is the annualized seven-day yield as of 7-31-11.

* Yield represents the annualized yield at the date of purchase.

† At 7-31-11, the aggregate cost of investment securities for federal income tax purposes was $968,545,129. There was no unrealized appreciation or depreciation on investment securities as of 7-31-11.

The following table summarizes the forward foreign currency contracts held by the Fund at 7-31-11:

	PRINCIPAL AMOUNT	PRINCIPAL AMOUNT			UNREALIZED
	COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Buys
AUD	50,765,324	$53,856,036	Barclays Bank PLC	9-21-11	$1,570,483
AUD	110,804,051	119,402,831	J. Aron & Company	9-21-11	1,575,081
AUD	7,456,400	7,795,323	Morgan Stanley	9-21-11	345,712
			Capital Services, Inc.
CAD	33,510,089	34,842,153	Barclays Bank PLC	9-21-11	193,301
CAD	46,647,477	48,648,116	J. Aron & Company	9-21-11	122,734
CAD	5,009,753	5,150,464	Morgan Stanley	9-21-11	87,331
			Capital Services, Inc.

12	Currency Strategies Fund | Annual report	See notes to financial statements

	PRINCIPAL AMOUNT	PRINCIPAL AMOUNT			UNREALIZED
	COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Buys (continued)
CHF	88,098,850	$105,840,483	Barclays Bank PLC	9-21-11	$6,183,441
CHF	139,400,482	169,935,705	J. Aron & Company	9-21-11	7,321,876
CHF	17,307,393	20,485,606	Morgan Stanley	9-21-11	1,521,970
			Capital Services, Inc.
EUR	119,819,723	170,341,489	Barclays Bank PLC	9-21-11	1,625,019
EUR	146,295,119	208,754,874	J. Aron & Company	9-21-11	1,209,396
EUR	35,740,605	51,703,285	Morgan Stanley	9-21-11	(407,998)
			Capital Services, Inc.
GBP	153,818,603	250,354,722	Barclays Bank PLC	9-21-11	1,994,208
GBP	153,818,603	250,441,718	J. Aron & Company	9-21-11	1,907,212
GBP	114,065,101	186,503,227	Morgan Stanley	9-21-11	627,625
			Capital Services, Inc.
JPY	3,206,912,770	39,943,507	Barclays Bank PLC	9-21-11	1,740,394
JPY	3,206,912,770	39,942,945	J. Aron & Company	9-21-11	1,740,956
JPY	1,559,194,202	19,349,834	Morgan Stanley	9-21-11	916,791
			Capital Services, Inc.
NZD	127,724,601	104,570,123	Barclays Bank PLC	9-21-11	7,291,668
NZD	174,068,034	144,925,053	J. Aron & Company	9-21-11	7,524,530
NZD	77,289,297	62,640,657	Morgan Stanley	9-21-11	5,049,664
			Capital Services, Inc.
SEK	885,690,481	139,749,799	Barclays Bank PLC	9-21-11	656,317
SEK	885,690,481	139,673,453	J. Aron & Company	9-21-11	732,664
SEK	450,537,419	71,996,468	Morgan Stanley	9-21-11	(573,989)
			Capital Services, Inc.

		$2,446,847,871			$50,956,386

Sells
AUD	231,515,430	$243,614,006	Barclays Bank PLC	9-21-11	($9,158,822)
AUD	245,842,354	259,175,480	J. Aron & Company	9-21-11	(9,239,749)
AUD	160,536,774	168,572,660	Morgan Stanley	9-21-11	(6,704,358)
			Capital Services, Inc.
CAD	44,322,372	45,269,170	Barclays Bank PLC	9-21-11	(1,070,737)
CAD	44,322,372	45,261,554	J. Aron & Company	9-21-11	(1,078,353)
CAD	27,090,949	27,651,695	Morgan Stanley	9-21-11	(672,422)
			Capital Services, Inc.
CHF	294,001,958	351,908,796	Barclays Bank PLC	9-21-11	(21,935,505)
CHF	303,198,076	363,205,056	J. Aron & Company	9-21-11	(22,332,760)
CHF	190,412,770	227,002,914	Morgan Stanley	9-21-11	(15,120,402)
			Capital Services, Inc.
EUR	56,069,125	80,607,284	Barclays Bank PLC	9-21-11	136,295
EUR	67,958,149	97,648,683	J. Aron & Company	9-21-11	114,443
EUR	10,516,014	15,207,960	Morgan Stanley	9-21-11	115,267
			Capital Services, Inc.
GBP	56,909,421	91,364,915	Barclays Bank PLC	9-21-11	(1,998,510)
GBP	88,987,356	143,784,048	J. Aron & Company	9-21-11	(2,205,212)
GBP	25,850,946	41,669,402	Morgan Stanley	9-21-11	(740,673)
			Capital Services, Inc.
JPY	5,315,551,246	66,308,593	Barclays Bank PLC	9-21-11	(2,783,687)
JPY	7,138,516,861	89,742,807	J. Aron & Company	9-21-11	(3,044,635)
JPY	3,751,748,280	46,629,429	Morgan Stanley	9-21-11	(2,136,321)
			Capital Services, Inc.
NZD	43,700,903	35,852,223	Barclays Bank PLC	9-21-11	(2,421,228)
NZD	43,700,903	35,817,453	J. Aron & Company	9-21-11	(2,455,998)

See notes to financial statements	Annual report | Currency Strategies Fund	13

	PRINCIPAL AMOUNT	PRINCIPAL AMOUNT			UNREALIZED
	COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Sells (continued)
NZD	17,606,323	$14,286,125	Morgan Stanley	9-21-11	($1,133,573)
			Capital Services, Inc.
SEK	402,707,275	61,860,191	Barclays Bank PLC	9-21-11	(1,979,905)
SEK	859,111,801	133,610,731	J. Aron & Company	9-21-11	(2,581,939)
SEK	71,473,444	11,257,900	Morgan Stanley	9-21-11	(72,591)
			Capital Services, Inc.

		$2,697,309,075			($110,501,375)

Currency Abbreviations
AUD	Australian Dollar	GBP	Pound Sterling
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	NZD	New Zealand Dollar
EUR	Euro	SEK	Swedish Krona

14	Currency Strategies Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $968,545,129)	$968,545,129
Receivable for fund shares sold	1,514,738
Receivable for forward foreign currency exchange contracts (Note 3)	52,304,378
Interest receivable	18,292
Other receivables and prepaid expenses	23,919

Total assets	1,022,406,456

Liabilities

Payable for forward foreign currency exchange contracts (Note 3)	111,849,367
Payable for fund shares repurchased	45,286
Payable to affiliates
Accounting and legal services fees	12,526
Transfer agent fees	2,755
Other liabilities and accrued expenses	176,533

Total liabilities	112,086,467

Net assets

Capital paid-in	$1,007,908,245
Accumulated net realized loss on investments and foreign
currency transactions	(38,043,267)
Net unrealized appreciation (depreciation) on translation of assets and
liabilities in foreign currencies	(59,544,989)

Net assets	$910,319,989

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($6,041,542 ÷ 704,512 shares)	$8.58
Class I ($26,090,304 ÷ 3,028,651 shares)	$8.61
Class NAV ($878,188,143 ÷ 101,752,694 shares)	$8.63

Maximum offering price per share

Class A (net asset value per share ÷ 97%)	$8.85

See notes to financial statements	Annual report | Currency Strategies Fund	15

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 7-31-111

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$590,833

Expenses

Investment management fees (Note 5)	6,120,782
Distribution and service fees (Note 5)	5,386
Accounting and legal services fees (Note 5)	84,394
Transfer agent fees (Note 5)	8,137
Trustees’ fees (Note 5)	5,311
State registration fees (Note 5)	4,107
Printing and postage (Note 5)	2,248
Professional fees	51,706
Custodian fees	97,715
Registration and filing fees	116,294
Other	8,101

Total expenses before reductions	6,504,181
Less expense reductions (Note 5)	(18,144)

Net expenses	6,486,037

Net investment loss	(5,895,204)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	388,096
Foreign currency transactions	(38,431,363)

(38,043,267)

Change in net unrealized appreciation (depreciation) of
Translation of assets and liabilities in foreign currencies	(59,544,989)

(59,544,989)

Net realized and unrealized loss	(97,588,256)

Decrease in net assets from operations	($103,483,460)

1 Period from 8-2-10 (commencement of operations) to 7-31-11.

16	Currency Strategies Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

This Statement of changes in net assets shows how the value of the Fund’s net assets has changed since inception. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

Period
ended
7-31-11[1]
Increase (decrease) in net assets

From operations
Net investment loss	($5,895,204)
Net realized loss	(38,043,267)
Change in net unrealized appreciation (depreciation)	(59,544,989)

Decrease in net assets resulting from operations	(103,483,460)

From Fund share transactions (Note 6)	1,013,803,449

Total increase	910,319,989

Net assets

Beginning of period	—

End of period	$910,319,989

1 Period from 8-2-10 (commencement of operations) to 7-31-11.

See notes to financial statements	Annual report | Currency Strategies Fund	17

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES Period ended	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.14)
Net realized and unrealized loss on investments	(1.28)
Total from investment operations	(1.42)
Net asset value, end of period	$8.58
Total return (%)[3,4]	(14.20)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.56[6]
Expenses net of fee waivers	1.56[6]
Net investment loss	(1.48)[6]
Portfolio turnover (%)	—

1 Period from 8-2-10 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charge, if any.
4 Total returns would have been lower had certain expenses not been reduced during the period shown.
5 Not annualized.
6 Annualized.

CLASS I SHARES Period ended	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.09)
Net realized and unrealized loss on investments	(1.30)
Total from investment operations	(1.39)
Net asset value, end of period	$8.61
Total return (%)[3]	(13.90)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$26
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05[5]
Expenses net of fee waivers	1.05[5]
Net investment loss	(0.98)[5]
Portfolio turnover (%)	—

1 Period from 8-2-10 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period shown.
4 Not annualized.
5 Annualized.

18	Currency Strategies Fund | Annual report	See notes to financial statements

CLASS NAV SHARES Period ended	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.08)
Net realized and unrealized loss on investments	(1.29)
Total from investment operations	(1.37)
Net asset value, end of period	$8.63
Total return (%)[3]	(13.70)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$878
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95[5]
Expenses net of fee waivers	0.95[5]
Net investment loss	(0.86)[5]
Portfolio turnover (%)	—

1 Period from 8-2-10 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period shown.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Currency Strategies Fund	19

Notes to financial statements

Note 1 — Organization

John Hancock Currency Strategies Fund (the Fund) is a diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek to achieve total return from investments in currency markets.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are sold to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011 all investments are categorized as Level 2 under the hierarchy described above. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the period ended July 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange

20	Currency Strategies Fund | Annual report

rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund

Annual report | Currency Strategies Fund	21

on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the period ended July 31, 2011, the Fund had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $8,170,692 available to offset future net realized capital gains as of July 31, 2011, which expires on July 31, 2019. Net capital losses of $89,417,564, that are the result of currency transactions occurring after October 31, 2010, are treated as occurring on August 1, 2011, the first day of the Fund’s next taxable year.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of July 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of July 31, 2011, the Fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

22	Currency Strategies Fund | Annual report

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and derivative transactions.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of Assets and Liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the period ended July 31, 2011, the Fund used forward foreign currency contracts to gain exposure to selected foreign currencies. During the period ended July 31, 2011, the Fund held forward foreign currency contracts with USD absolute values ranging up to $5.1 billion, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at July 31, 2011 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Foreign currency	Receivable/Payable for	Forward foreign	$52,304,378	($111,849,367)
contracts	forward foreign currency	currency
	exchange contracts	contracts

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended July 31, 2011:

	STATEMENT OF OPERATIONS	FOREIGN CURRENCY
RISK	LOCATION	TRANSACTIONS*

Foreign currency contracts	Net realized gain (loss) on	($38,431,363)

*Realized gain (loss) associated with forward foreign currency contracts is included in the caption on the Statement of Operations.

Annual report | Currency Strategies Fund	23

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended July 31, 2011:

	STATEMENT OF OPERATIONS	TRANSLATION OF ASSETS AND
RISK	LOCATION	LIABILITIES IN FOREIGN CURRENCIES*

Foreign currency contracts	Change in unrealized appreciation	($59,544,989)
	(depreciation) of

*Change in unrealized appreciation (depreciation) associated with forward foreign currency contracts is included in the caption on the Statement of Operations.

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 0.95% of the first $250,000,000 of the Fund’s average daily net assets; b) 0.90% of the next $250,000,000; and c) 0.85% of the Fund’s average daily net assets in excess of $500,000,000. The Adviser has a subadvisory agreement with First Quadrant, L.P. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the period ended July 31, 2011 were equivalent to an annual effective rate of 0.90% of the Fund’s average daily net assets.

Effective May 31, 2011, the Adviser has contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund. This voluntary arrangement may be amended or terminated at any time by the Adviser upon notice to the funds. Prior to May 31, 2011, the waiver was, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeded $85 billion.

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excludes taxes, portfolio brokerage commissions, interest, overdraft, litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.60% and 1.14% for Class A and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until November 30, 2011.

24	Currency Strategies Fund | Annual report

Additionally, the Adviser has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, printing and postage, blue sky fees, taxes, brokerage commissions, interest expenses, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.15% of average net assets.

Accordingly, these expense reductions amounted to $60, $283 and $17,801 for Class A, Class I and Class NAV shares, respectively, for the period ended July 31, 2011.

Accounting and legal services. Pursuant to the service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the period ended July 31, 2011 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. Accordingly, the Fund may pay up to 0.30% for Class A shares for distribution and service fees, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $41,960 for the period ended July 31, 2011. Of this amount, $7,367 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $34,393 was paid as sales commissions to broker-dealers and $200 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services receive in connection with the service they provide to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended July 31, 2011 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$5,386	$3,022	$2,020	$541
Class I	—	5,115	2,087	1,707
Total	$5,386	$8,137	$4,107	$2,248

Annual report | Currency Strategies Fund	25

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its average daily net assets.

Note 6 — Fund share transactions

Transactions in Fund shares for the period ended July 31, 2011 were as follows:

		Period ended 7-31-11[1]
	Shares	Amount

Class A shares

Sold	826,833	$7,734,383
Repurchased	(122,321)	(1,122,058)

Net increase	704,512	$6,612,325

Class I shares

Sold	3,165,822	$29,647,655
Repurchased	(137,171)	(1,251,152)

Net increase	3,028,651	$28,396,503

Class NAV shares

Sold	104,630,032	$1,006,262,152
Repurchased	(2,877,338)	(27,467,531)

Net increase	101,752,694	$978,794,621

Net increase	105,485,857	$1,013,803,449

1 Period from 8-2-10 (commencement of operations) to 7-31-11.

Affiliates of the Fund owned 100% of shares of beneficial interest of Class NAV on July 31, 2011.

Note 7 — Purchase and sale of securities

All purchases and sales of the Fund were of short-term investments for the period ended July 31, 2011.

Note 8 — Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the period ended July 31, 2011, the following funds had an affiliate ownership concentration of 5% or more of the Fund’s net assets:

AFFILIATE
FUND	CONCENTRATION

Lifestyle Aggressive Portfolio	9.50%
Lifestyle Balanced Portfolio	28.45%
Lifestyle Conservative Portfolio	7.64%
Lifestyle Growth Portfolio	28.51%
Lifestyle Moderate Portfolio	8.86%

26	Currency Strategies Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Currency Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Currency Strategies Fund (the “Fund”) at July 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period August 2, 2010 (commencement of operations) through July 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 23, 2011

Annual report | Currency Strategies Fund	27

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	214

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	214

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra
Financial Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock
Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of
John Hancock Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	214

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	214

Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization
(since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head &
Senior Managing Director, Putnam Investments (2000–2003); Executive Vice President, Thomson Corp.
(1997–2000) (financial information publishing). Trustee of John Hancock Variable Insurance Trust (since
2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	214

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates, Born: 1946	2005	214

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services
Corporation (1995–2007); and Connecticut River Bancorp (since 1998); Director of the following
Mutual Funds: Phoenix Mutual Funds (1988–2008); Virtus Funds (since 2008); and Emerson Investment
Management (since 2000). Chairman of the Boards of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005). Trustee of John Hancock Variable Insurance Trust (since 2004),
John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

28	Currency Strategies Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Steven M. Roberts, Born: 1944	2008	214

Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve
System (2005–2008); Partner, KPMG (1987–2004). Trustee of John Hancock Variable Insurance Trust
(since 2008) and John Hancock Funds II (since September 2008).

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	214

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

Annual report | Currency Strategies Fund	29

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

30	Currency Strategies Fund | Annual report

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Charles L. Bardelis*
Peter S. Burgess*	Subadviser
Grace K. Fey	First Quadrant, L.P.
Theron S. Hoffman
Hassell H. McClellan	Principal distributor
Steven M. Roberts*	John Hancock Funds, LLC

Officers	Custodian
Hugh McHaffie	State Street Bank and Trust Company
President
Transfer agent
Thomas M. Kinzler	John Hancock Signature Services, Inc.
Secretary and Chief Legal Officer
Legal counsel
Francis V. Knox, Jr.	K&L Gates LLP
Chief Compliance Officer
Independent registered
Michael J. Leary	public accounting firm
Treasurer	PricewaterhouseCoopers LLP

Charles A. Rizzo
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Currency Strategies Fund	31

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Currency Strategies Fund.	3640A 7/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	9/11

John Hancock
MUTUAL FUNDS

John Hancock
Fundamental All Cap Core Fund

Annual Report
7.31.11

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on June 1, 2011 with the same investment held until July 31, 2011.

	Account value	Ending value	Expenses paid during
	on 6-1-11	on 7-31-11	period ended 7-31-11[1]

Class A	$1,000.00	$973.00	$2.14

Class I	1,000.00	974.00	1.39

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

6 Fundamental All Cap Core Fund | Annual report

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2011, with the same investment held until July 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-11	on 7-31-11	period ended 7-31-11[2]

Class A	$1,000.00	$1,018.30	$6.51

Class I	1,000.00	1,020.60	4.21

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.30% and 0.84% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period).

2 Expenses are equal to the Fund’s annualized expense ratio of 1.30% and 0.84% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual report | Fundamental All Cap Core Fund 7

Portfolio summary

Top 10 Holdings (35.5% of Net Assets on 7-31-11)[1,2]

Amazon.com, Inc.	6.7%	Lowe’s Companies, Inc.	2.8%

Qualcomm, Inc.	5.5%	Bank of America Corp.	2.6%

Amgen, Inc.	4.3%	The Goldman Sachs Group, Inc.	2.5%

Google, Inc., Class A	3.6%	Ultra Petroleum Corp.	2.4%

Robert Half International, Inc.	2.8%	Visa, Inc., Class A	2.3%

Sector Composition[2,3]

Information Technology	23%	Energy	8%

Consumer Discretionary	20%	Consumer Staples	7%

Financials	16%	Materials	2%

Health Care	11%	Other	4%

Industrials	9%

1 Cash and cash equivalents not included in Top 10 Holdings.

2 As a percentage of net assets on 7-31-11.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8 Fundamental All Cap Core Fund | Annual report

Fund’s investments

As of 7-31-11

	Shares	Value
Common Stocks 95.83%		$3,046,181

(Cost $3,144,806)

Consumer Discretionary 20.43%		649,524

Hotels, Restaurants & Leisure 1.05%

International Speedway Corp., Class A	1,196	33,452

Household Durables 1.94%

Lennar Corp., Class A	3,484	61,632

Internet & Catalog Retail 8.97%

Amazon.com, Inc. (I)	962	214,060

Blue Nile, Inc. (I)	1,680	71,165

Media 2.73%

CBS Corp., Class B	868	23,757

Omnicom Group, Inc.	1,344	63,060

Multiline Retail 1.59%

Target Corp.	979	50,409

Specialty Retail 4.15%

Home Depot, Inc.	1,216	42,475

Lowe’s Companies, Inc.	4,148	89,514

Consumer Staples 7.09%		225,197

Beverages 3.91%

Diageo PLC, ADR	569	46,226

PepsiCo, Inc.	474	30,355

Tsingtao Brewery Company, Ltd., Series H	7,460	47,497

Food & Staples Retailing 0.90%

Safeway, Inc.	1,423	28,702

Food Products 0.78%

McCormick & Company, Inc.	507	24,666

Household Products 1.50%

Clorox Company	667	47,751

Energy 8.56%		272,010

Energy Equipment & Services 1.66%

Schlumberger, Ltd.	583	52,686

Oil, Gas & Consumable Fuels 6.90%

Apache Corp.	520	64,334

Chevron Corp.	303	31,518

Occidental Petroleum Corp.	476	46,734

Ultra Petroleum Corp. (I)	1,639	76,738

See notes to financial statements	Annual report | Fundamental All Cap Core Fund 9

	Shares	Value
Financials 15.71%		$499,414

Capital Markets 7.19%

AllianceBernstein Holding LP	3,513	59,721

State Street Corp.	1,056	43,792

T. Rowe Price Group, Inc.	816	46,349

The Goldman Sachs Group, Inc.	582	78,553

Consumer Finance 0.97%

American Express Company	619	30,975

Diversified Financial Services 5.97%

Bank of America Corp.	8,433	81,884

JPMorgan Chase & Company	1,199	48,500

Moody’s Corp.	1,670	59,469

Insurance 1.58%

Prudential Financial, Inc.	855	50,171

Health Care 10.98%		349,112

Biotechnology 4.26%

Amgen, Inc. (I)	2,477	135,492

Health Care Equipment & Supplies 1.18%

Medtronic, Inc.	1,043	37,600

Health Care Providers & Services 2.42%

AMN Healthcare Services, Inc. (I)	4,205	33,892

Amsurg Corp. (I)	1,689	42,951

Pharmaceuticals 3.12%

Merck & Company, Inc.	2,005	68,431

Pfizer, Inc.	1,598	30,746

Industrials 8.59%		272,957

Aerospace & Defense 3.72%

American Science & Engineering, Inc.	709	57,521

The Boeing Company	534	37,631

United Technologies Corp.	277	22,947

Air Freight & Logistics 1.26%

United Parcel Service, Inc., Class B	579	40,078

Commercial Services & Supplies 0.81%

Avery Dennison Corp.	815	25,713

Professional Services 2.80%

Robert Half International, Inc.	3,253	89,067

Information Technology 22.73%		722,599

Communications Equipment 8.45%

Cisco Systems, Inc.	4,015	64,120

Qualcomm, Inc.	3,184	174,420

Tellabs, Inc.	7,264	30,073

Internet Software & Services 6.40%

Ancestry.com, Inc. (I)	1,698	60,466

Bankrate Inc. (I)	1,644	30,069

Google, Inc., Class A (I)	187	112,890

10 Fundamental All Cap Core Fund | Annual report	See notes to financial statements

	Shares	Value
IT Services 4.27%

Broadridge Financial Solutions, Inc.	2,660	$61,340

Visa, Inc., Class A	870	74,420

Software 3.61%

FactSet Research Systems, Inc.	240	22,102

Nintendo Company, Ltd., ADR	2,191	43,710

Oracle Corp.	1,602	48,989

Materials 1.74%		55,368

Chemicals 1.74%

Air Products & Chemicals, Inc.	624	55,368

Total investments (Cost $3,144,806)† 95.83%		$3,046,181

Other assets and liabilities, net 4.17%		$132,527

Total net assets 100.00%		$3,178,708

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

(I) Non-income producing security.

† At 7-31-11, the aggregate cost of investment securities for federal income tax purposes was $3,147,706. Net unrealized depreciation aggregated $101,525, of which $71,166 related to appreciated investment securities and $172,691 related to depreciated investment securities.

See notes to financial statements	Annual report | Fundamental All Cap Core Fund 11

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $3,144,806)	$3,046,181
Cash	148,392
Receivable for investments sold	8,881
Dividends receivable	1,911
Receivable due from adviser	567
Other receivables and prepaid expenses	1,777

Total assets	3,207,709

Liabilities

Payable for investments purchased	5,547
Payable to affiliates
Accounting and legal services fees	74
Transfer agent fees	349
Trustees’ fees	4
Other liabilities and accrued expenses	23,027

Total liabilities	29,001

Net assets

Capital paid-in	$3,263,177
Undistributed net investment income	124
Accumulated net realized gain on investments and foreign
currency transactions	14,032
Net unrealized appreciation (depreciation) on investments	(98,625)

Net assets	$3,178,708

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($2,047,009 ÷ 210,437 shares)	$9.73
Class I ($1,131,699 ÷ 116,250 shares)	$9.74

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[1]	$10.24

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

12 Fundamental All Cap Core Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 7-31-111

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$4,940

Expenses

Investment management fees (Note 4)	3,434
Distribution and service fees (Note 4)	970
Accounting and legal services fees (Note 4)	74
Transfer agent fees (Note 4)	650
Trustees’ fees (Note 4)	5
Printing and postage (Note 4)	300
Professional fees	20,761
Custodian fees	1,972
Registration and filing fees	575
Other	15

Total expenses before reductions and amounts recaptured	28,756
Net expense reductions and amounts recaptured (Note 4)	(22,995)

Net expenses	5,761

Net investment loss	(821)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	14,032
Foreign currency transactions	(25)
14,007
Change in net unrealized appreciation (depreciation) of
Investments	(98,625)

Net realized and unrealized loss	(84,618)

Decrease in net assets from operations	($85,439)

[1] Period from 6-1-11 (commencement of operations) to 7-31-11.

See notes to financial statements	Annual report | Fundamental All Cap Core Fund 13

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

This Statement of changes in net assets shows how the value of the Fund’s net assets has changed since inception. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

Period
ended
7-31-11[1]
Increase (decrease) in net assets

From operations
Net investment loss	($821)
Net realized gain	14,007
Change in net unrealized appreciation (depreciation)	(98,625)

Decrease in net assets resulting from operations	(85,439)

From Fund share transactions (Note 5)	3,264,147

Total increase	3,178,708

Net assets

Beginning of period	—

End of period	$3,178,708

Undistributed net investment income	$124

[1] Period from 6-1-11 (commencement of operations) to 7-31-11.

14 Fundamental All Cap Core Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.01)
Net realized and unrealized loss on investments	(0.26)
Total from investment operations	(0.27)
Net asset value, end of period	$9.73
Total return (%)[3,4]	(2.70)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$2
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	5.77[6]
Expenses including reductions and amounts recaptured	1.30[6]
Net investment loss	(0.33)[6]
Portfolio turnover (%)	8

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Not annualized.
4 Does not include the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Annualized.

CLASS I SHARES Period ended	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	—[3]
Net realized and unrealized loss on investments	(0.26)
Total from investment operations	(0.26)
Net asset value, end of period	$9.74
Total return (%)[4]	(2.60)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$1
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	5.45[6]
Expenses including reductions and amounts recaptured	0.84[6]
Net investment income	0.14[6]
Portfolio turnover (%)	8

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Not annualized.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Annualized.

See notes to financial statements	Annual report | Fundamental All Cap Core Fund 15

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental All Cap Core Fund (the Fund) is a diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$649,524	$649,524	—	—
Consumer Staples	225,197	177,700	$47,497	—
Energy	272,010	272,010	—	—
Financials	499,414	499,414	—	—
Health Care	349,112	349,112	—	—
Industrials	272,957	272,957	—	—
Information Technology	722,599	722,599	—	—
Materials	55,368	55,368	—	—

Total Investments in Securities	$3,046,181	$2,998,684	$47,497	—

16 Fundamental All Cap Core Fund | Annual report

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the period ended July 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the period ended July 31, 2011, the Fund had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, printing and postage, transfer agent fees and state registration fees, for all classes, are calculated daily at

Annual report | Fundamental All Cap Core Fund 17

the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law.

As of July 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of July 31, 2011, the components of distributable earnings on a tax basis included $17,056 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 0.675% of the first $2,500,000,000 of the Fund’s average daily net assets; and b) 0.650%

18 Fundamental All Cap Core Fund | Annual report

of the Fund’s average daily net assets in excess of $2,500,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the period ended July 31, 2011 were equivalent to an annual effective rate of 0.675% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund. This voluntary arrangement may be amended or terminated at any time by the Adviser upon notice to the funds.

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excludes interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements were such that these expenses will not exceed 1.30% and 0.84% for Class A and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until December 31, 2012 unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Additionally, the Adviser has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, blue sky fees, taxes, printing and postage, brokerage commissions, interest expenses, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.20% of average net assets.

Accordingly, these expense reductions described above amounted to $14,445 and $8,550 for Class A and Class I shares, respectively, for the period ended July 31, 2011.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to commencement of operations, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. For the period ended July 31, 2011, the Fund did not recapture any expenses. In addition, there were $22,975 in waived or reimbursed expenses subject to potential recovery through July 1, 2014. Certain reimbursements or waivers are not subject to recapture.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended July 31, 2011 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares

Annual report | Fundamental All Cap Core Fund 19

of the Fund. The Fund may pay up 0.30% for Class A shares for distribution and service fees, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares are assessed up-front sales charges. During the period ended July 31, 2011, there were no up-front sales charges for Class A shares.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended July 31, 2011 were:

	DISTRIBUTION AND	TRANSFER	PRINTING
CLASS	SERVICE FEES	AGENT FEES	AND POSTAGE

A	$970	$550	$200
I	—	100	100
Total	$970	$650	$300

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

Note 5 — Fund share transactions

Transactions in Fund shares for the period ended July 31, 2011 were as follows:

	Period ended 7-31-11[1]
	Shares	Amount
Class A shares

Sold	210,437	$2,101,647

Net increase	210,437	$2,101,647

Class I shares

Sold	116,250	$1,162,500

Net increase	116,250	$1,162,500

Net increase	326,687	$3,264,147

[1] Period from 6-1-11 (commencement of operations) to 7-31-11.

Affiliates of the Fund owned 95% and 100% of shares of Class A and Class I, respectively, on July 31, 2011.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $3,380,656 and $249,882, respectively, for the period ended July 31, 2011.

20 Fundamental All Cap Core Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Fundamental All Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Fundamental All Cap Core Fund (the “Fund”) at July 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2011 (commencement of operations) through July 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 23, 2011

Annual report | Fundamental All Cap Core Fund 21

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

At an in-person meeting on March 23–25, 2011 the Board of Trustees of John Hancock Funds II (the Trust), including all of the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the following new series of the Trust:

Fundamental Large Cap Value Fund
Fundamental Large Cap Core Fund
Fundamental All Cap Core Fund
(the New Portfolios)

This section describes the evaluation by the Board of Trustees of:

(a) an amendment (the Advisory Agreement Amendment) to the advisory agreement between the Trust and John Hancock Investment Management Services, LLC (the Adviser or JHIMS) to add the New Portfolios; and

(b) an amendment (the Subadvisory Agreement Amendment) to the subadvisory agreement between the Adviser and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadviser) to add the New Portfolios.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the Funds) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2. the investment performance of the Funds and their subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s manager-of-managers advisory structure, the costs of the services to be provided and the profits to be realized by those

22 Fundamental All Cap Core Fund | Annual report

subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory Agreement Amendment and Subadvisory Agreement Amendment

At an in-person meeting on March 23–25, 2011, the Board, including all the Independent Trustees, approved the Advisory Agreement Amendment and the Subadvisory Agreement Amendment with respect to each of the New Portfolios.

In considering the Advisory Agreement Amendment and the Subadvisory Agreement Amendment, the Board received in advance of the meeting a variety of materials relating to each New Portfolio, the Adviser and the Subadviser, including comparative performance (if available), fee and expense information for a peer group of similar mutual funds and other information regarding the nature, extent and quality of services to be provided by the Adviser and the Subadviser under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadviser with respect to other funds in the Trust and in John Hancock Variable Insurance Trust, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadviser. The Board also took into account information with respect to the New Portfolios presented at the January 10, 2011 meeting. The Board noted the affiliation of the Subadviser with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement Amendment

The Trustees took into account their knowledge of JHIMS’s management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes.

In approving the Advisory Agreement Amendment, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

Annual report | Fundamental All Cap Core Fund 23

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) recognized JHIMS’ reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments; and

(d) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to perform its services under the Advisory Agreement Amendment with respect to the New Portfolios;

(2) — (a) considered the performance of other comparable funds, if any, managed by the Adviser and the Subadviser and the performance of such funds’ respective benchmarks and comparable funds in their peer group; and

(b) the performance of other Trust and John Hancock Variable Insurance Trust funds managed by the Adviser and the Subadviser;

(3) — (a) reviewed the advisory fee structure for the New Portfolios and the incorporation of subadvisory fee breakpoints (as described below under Approval of Subadvisory Agreements) and concluded that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of the New Portfolios to benefit from economies of scale if the assets of such funds grow;

(b) the Board also considered the effect of the New Portfolios’ potential growth in size on their performances and fees. The Board noted that if the New Portfolios’ assets increase over time, the New Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses; and

(c) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

(4) — (a) reviewed and considered information presented by JHIMS regarding the anticipated profitability of JHIMS’ and its affiliates’ relationship with the New Portfolios and whether JHIMS has the financial ability to provide a high level of services to the New Portfolios;

(b) considered that JHIMS also will provide administrative services to the New Portfolios on a cost basis pursuant to an administrative services agreement and that John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, will provide transfer agency services and distribution services to the New Portfolios, respectively;

24 Fundamental All Cap Core Fund | Annual report

(c) noted that the Subadviser is an affiliate of the Adviser;

(d) considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the New Portfolios;

(e) noted that for the New Portfolios, JHIMS will pay the subadvisory fee out of the advisory fees JHIMS will receive from the New Portfolios; and

(f) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Portfolios and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ anticipated level of profitability, if any, from their relationship with the New Portfolios was reasonable and not excessive.

(5) reviewed comparative information with respect to the advisory fee rates, and concluded that the anticipated advisory fees for the New Portfolios are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure. The Board also noted that the Adviser pays the subadvisory fees of the New Portfolios. The Board also took into account the level and quality of services expected to be provided by JHIMS with respect to the New Portfolios, as well as the other factors considered. The Board concluded that the advisory fees to be paid by the Trust with respect to the New Portfolios were reasonable in light of such information.

Additional information that the Board considered in approving the Advisory Agreement Amendment is set forth in Appendix A.

Approval of Subadvisory Agreement Amendment

In making its determination with respect to the Subadvisory Agreement Amendment and with reference to the factors that it considers in considering approval of subadvisory agreements, the Board reviewed or considered:

1. information relating to the Subadviser’s business, including current subadvisory services to the Trust and John Hancock Variable Insurance Trust;

2. the historical performance of comparable funds previously managed by the proposed portfolio managers for the New Portfolios, and of other Trust and John Hancock Variable Insurance Trust funds managed by the Subadviser; and

3. the proposed subadvisory fees for the New Portfolios, including any breakpoints, and comparative fee information as set forth in Appendix A.

With respect to the services to be provided by the Subadviser, the Board considered, among other information, the Subadviser’s current level of staffing and its overall resources. The Board took into account the Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment personnel who would provide services to the New Portfolios. The Board also took into account its knowledge of the Subadviser’s provision of services to other funds in the Trust and John Hancock Variable Insurance Trust and information received during the past year, including among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadviser and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the

Annual report | Fundamental All Cap Core Fund 25

Subadviser and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadviser.

The Board considered the Subadviser’s investment process and philosophy. The Board also compared the subadvisory fees paid by the Adviser to fees charged by the Subadviser to manage other comparable subadvised portfolios and portfolios not subject to regulation under the 1940 Act, if applicable.

The Board’s decision to approve the Subadvisory Agreement Amendment was based on a number of determinations, including the following:

1. The Subadviser has demonstrated skills as a manager, is currently the subadviser to multiple funds of the Trust and John Hancock Variable Insurance Trust and the Board is generally satisfied with the Subadviser’s management of these funds, and may reasonably be expected to provide a high quality of investment management services and personnel to each of the New Portfolios;

2. The Board noted the performance history of comparable funds previously advised by the New Portfolio’s portfolio managers;

3. The subadvisory fees for the New Portfolios are: (i) within industry norms and (ii) paid by the Adviser and not by the New Portfolios, and are reasonable; and

4. Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the New Portfolios.

Additional information that the Board considered in approving the Subadvisory Agreement Amendment is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the approval of the Advisory Agreement Amendment and the Subadvisory Agreement Amendment would be in the best interest of each of the New Portfolios and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement Amendment and the Subadvisory Agreement Amendment.

Appendix A

Performance of Fund,
Portfolio (Subadviser)	as of December 31, 2010	Fees and Expenses

Fundamental All	The Board noted the	Estimated advisory fees for
Cap Core	performance history of com-	this Fund were equal to its
	parable funds previously	peer group median.
(John Hancock Asset	advised by the Portfolio’s
Management U.S.)	portfolio managers.	Estimated subadvisory fees
for this Fund were lower
than its peer group median.

26 Fundamental All Cap Core Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	214

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	214

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra
Financial Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock
Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of
John Hancock Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	214

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	214

Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization
(since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head &
Senior Managing Director, Putnam Investments (2000–2003); Executive Vice President, Thomson Corp.
(1997–2000) (financial information publishing). Trustee of John Hancock Variable Insurance Trust (since
2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	214

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates, Born: 1946	2005	214

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services
Corporation (1995–2007); and Connecticut River Bancorp (since 1998); Director of the following
Mutual Funds: Phoenix Mutual Funds (1988–2008); Virtus Funds (since 2008); and Emerson Investment
Management (since 2000). Chairman of the Boards of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005). Trustee of John Hancock Variable Insurance Trust (since 2004),
John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Annual report | Fundamental All Cap Core Fund 27

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven M. Roberts, Born: 1944	2008	214

Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve
System (2005–2008); Partner, KPMG (1987–2004). Trustee of John Hancock Variable Insurance Trust
(since 2008) and John Hancock Funds II (since September 2008).

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	214

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

[1] Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

[2] Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial
Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955		2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

28 Fundamental All Cap Core Fund | Annual report

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Francis V. Knox, Jr., Born: 1947		2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965		2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957		2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955		2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Fundamental All Cap Core Fund 29

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Grace K. Fey
Charles L. Bardelis*	Subadviser
Peter S. Burgess*	John Hancock Asset Management
Theron S. Hoffman	(formerly MFC Global Investment
Hassell H. McClellan	Management (U.S.), LLC)
Steven M. Roberts*
Principal distributor
Officers	John Hancock Funds, LLC
Hugh McHaffie
President	Custodian
State Street Bank and Trust Company
Thomas M. Kinzler
Secretary and Chief Legal Officer	Transfer agent
John Hancock Signature Services, Inc.
Francis V. Knox, Jr.
Chief Compliance Officer	Legal counsel
K&L Gates LLP
Michael J. Leary
Treasurer	Independent registered
public accounting firm
Charles A. Rizzo	PricewaterhouseCoopers LLP
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

30 Fundamental All Cap Core Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Fundamental All Cap Core Fund.	3760A 7/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	9/11

John Hancock

MUTUAL FUNDS

John Hancock

Fundamental Large Cap Core Fund

Annual Report

7.31.11

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on June 1, 2011 with the same investment held until July 31, 2011.

	Account value	Ending value	Expenses paid during
	on 6-1-11	on 7-31-11	period ended 7-31-11[1]

Class A	$1,000.00	$973.00	$2.14

Class I	1,000.00	974.00	1.39

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

6	Fundamental Large Cap Core Fund | Annual report

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2011, with the same investment held until July 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-11	on 7-31-11	period ended 7-31-11[2]

Class A	$1,000.00	$1,018.30	$6.51

Class I	1,000.00	1,020.60	4.21

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.30% and 0.84% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period).

2 Expenses are equal to the Fund’s annualized expense ratio of 1.30% and 0.84% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual report | Fundamental Large Cap Core Fund	7

Portfolio summary

Top 10 Holdings (33.8% of Net Assets on 7-31-11)[1,2]

Qualcomm, Inc.	5.2%	Cisco Systems, Inc.	3.0%

Amazon.com, Inc.	4.1%	Home Depot, Inc.	3.0%

Moody’s Corp.	3.7%	Merck & Company, Inc.	2.9%

Google, Inc., Class A	3.6%	JPMorgan Chase & Company	2.6%

Amgen, Inc.	3.2%	The Goldman Sachs Group, Inc.	2.5%

Sector Composition[2,3]

Information Technology	21%	Industrials	7%

Consumer Discretionary	18%	Consumer Staples	6%

Financials	18%	Materials	2%

Health Care	12%	Other	4%

Energy	12%

1 Cash and cash equivalents not included in Top 10 Holdings.

2 As a percentage of net assets on 7-31-11.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8	Fundamental Large Cap Core Fund | Annual report

Fund’s investments

As of 7-31-11

	Shares	Value
Common Stocks 95.90%		$2,969,054

(Cost $3,062,475)

Consumer Discretionary 18.32%		567,139

Hotels, Restaurants & Leisure 0.98%

International Speedway Corp., Class A	1,083	30,292

Household Durables 1.45%

Lennar Corp., Class A	2,532	44,791

Internet & Catalog Retail 5.55%

Amazon.com, Inc. (I)	564	125,501

Blue Nile, Inc. (I)	1,093	46,299

Media 3.58%

CBS Corp., Class B	802	21,951

Omnicom Group, Inc.	1,219	57,195

The Walt Disney Company	817	31,553

Multiline Retail 2.10%

Target Corp.	1,265	65,135

Specialty Retail 4.66%

Home Depot, Inc.	2,642	92,285

Lowe’s Companies, Inc.	2,416	52,137

Consumer Staples 6.39%		197,966

Beverages 2.35%

Diageo PLC, ADR	546	44,357

PepsiCo, Inc.	443	28,370

Food Products 0.73%

McCormick & Company, Inc.	466	22,671

Household Products 2.23%

Clorox Company	604	43,240

The Procter & Gamble Company	422	25,949

Tobacco 1.08%

Philip Morris International, Inc.	469	33,379

Energy 11.56%		357,846

Energy Equipment & Services 2.21%

Schlumberger, Ltd.	758	68,500

Oil, Gas & Consumable Fuels 9.35%

Apache Corp.	501	61,984

Chevron Corp.	608	63,244

See notes to financial statements	Annual report | Fundamental Large Cap Core Fund	9

	Shares	Value
Oil, Gas & Consumable Fuels (continued)

Exxon Mobil Corp.	564	$45,002

Occidental Petroleum Corp.	455	44,672

Ultra Petroleum Corp. (I)	1,590	74,444

Financials 18.02%		558,099

Capital Markets 5.01%

State Street Corp.	1,024	42,465

T. Rowe Price Group, Inc.	636	36,125

The Goldman Sachs Group, Inc.	567	76,528

Commercial Banks 1.52%

Wells Fargo & Company	1,682	46,995

Consumer Finance 1.53%

American Express Company	945	47,288

Diversified Financial Services 8.58%

Bank of America Corp.	7,311	70,990

JPMorgan Chase & Company	2,014	81,466

Moody’s Corp.	3,183	113,347

Insurance 1.38%

Prudential Financial, Inc.	731	42,895

Health Care 11.67%		361,235

Biotechnology 3.19%

Amgen, Inc. (I)	1,804	98,679

Health Care Equipment & Supplies 1.12%

Medtronic, Inc.	965	34,788

Health Care Providers & Services 1.15%

Amsurg Corp. (I)	1,395	35,475

Pharmaceuticals 6.21%

Merck & Company, Inc.	2,671	91,161

Novartis AG, ADR	505	30,906

Pfizer, Inc.	3,650	70,226

Industrials 7.22%		223,485

Aerospace & Defense 2.03%

The Boeing Company	483	34,037

United Technologies Corp.	350	28,994

Air Freight & Logistics 1.80%

United Parcel Service, Inc., Class B	805	55,722

Industrial Conglomerates 1.26%

General Electric Company	2,171	38,883

Professional Services 2.13%

Robert Half International, Inc.	2,405	65,849

Information Technology 21.05%		651,643

Communications Equipment 8.21%

Cisco Systems, Inc.	5,848	93,393

Qualcomm, Inc.	2,935	160,778

10	Fundamental Large Cap Core Fund | Annual report	See notes to financial statements

	Shares	Value
Internet Software & Services 5.53%

Ancestry.com, Inc. (I)	1,635	$58,222

Google, Inc., Class A (I)	187	112,890

IT Services 3.77%

Broadridge Financial Solutions, Inc.	1,900	43,814

Visa, Inc., Class A	852	72,880

Software 3.54%

FactSet Research Systems, Inc.	210	19,339

Nintendo Company, Ltd., ADR	1,672	33,356

Oracle Corp.	1,863	56,971

Materials 1.67%		51,641

Chemicals 1.67%

Air Products & Chemicals, Inc.	582	51,641

Total investments (Cost $3,062,475)† 95.90%		$2,969,054

Other assets and liabilities, net 4.10%		$126,862

Total net assets 100.00%		$3,095,916

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

(I) Non-income producing security.

† At 7-31-11, the aggregate cost of investment securities for federal income tax purposes was $3,063,365. Net unrealized depreciation aggregated $94,311, of which $53,404 related to appreciated investment securities and $147,715 related to depreciated investment securities.

See notes to financial statements	Annual report | Fundamental Large Cap Core Fund	11

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $3,062,475)	$2,969,054
Cash	134,753
Receivable for investments sold	8,429
Dividends receivable	2,120
Receivable due from adviser	581
Other receivables and prepaid expenses	1,777

Total assets	3,116,714

Liabilities

Payable for investments purchased	421
Payable to affiliates
Accounting and legal services fees	72
Transfer agent fees	334
Trustees’ fees	4
Other liabilities and accrued expenses	19,967

Total liabilities	20,798

Net assets

Capital paid-in	$3,177,217
Undistributed net investment income	1,240
Accumulated net realized gain on investments	10,880
Net unrealized appreciation (depreciation) on investments	(93,421)

Net assets	$3,095,916

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($1,971,176 ÷ 202,555 shares)	$9.73
Class I ($1,124,740 ÷ 115,490 shares)	$9.74

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[1]	$10.24

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

12	Fundamental Large Cap Core Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 7-31-111

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$5,900

Expenses

Investment management fees (Note 4)	3,593
Distribution and service fees (Note 4)	933
Accounting and legal services fees (Note 4)	72
Transfer agent fees (Note 4)	628
Trustees’ fees (Note 4)	5
Printing and postage (Note 4)	300
Professional fees	20,761
Custodian fees	1,972
Registration and filing fees	575
Other	15

Total expenses before reductions and amounts recaptured	28,854
Net expense reductions and amounts recaptured (Note 4)	(23,261)

Net expenses	5,593

Net investment income	307

Realized and unrealized gain (loss)

Net realized gain on
Investments	10,880

Change in net unrealized appreciation (depreciation) of
Investments	(93,421)

Net realized and unrealized loss	(82,541)

Decrease in net assets from operations	($82,234)

1 Period from 6-1-11 (commencement of operations) to 7-31-11.

See notes to financial statements	Annual report | Fundamental Large Cap Core Fund	13

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

This Statement of changes in net assets shows how the value of the Fund’s net assets has changed since inception. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

Period
ended
7-31-11[1]
Increase (decrease) in net assets

From operations
Net investment income	$307
Net realized gain	10,880
Change in net unrealized appreciation (depreciation)	(93,421)

Decrease in net assets resulting from operations	(82,234)

From Fund share transactions (Note 5)	3,178,150

Total increase	3,095,916

Net assets

Beginning of period	—

End of period	$3,095,916

Undistributed net investment income	$1,240

1 Period from 6-1-11 (commencement of operations) to 7-31-11.

14	Fundamental Large Cap Core Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	—[3]
Net realized and unrealized loss on investments	(0.27)
Total from investment operations	(0.27)
Net asset value, end of period	$9.73
Total return (%)[4]	(2.70)[5,6]

Ratios and supplemental data

Net assets, end of period (in millions)	$2
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	5.95[7]
Expenses including reductions and amounts recaptured	1.30[7]
Net investment loss	(0.12)[7]
Portfolio turnover (%)	4

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Less than ($0.005) per share.
4 Does not reflect the effect of sales charges, if any.
5 Not annualized.
6 Total returns would have been lower had certain expenses not been reduced during the periods shown.
7 Annualized.

CLASS I SHARES Period ended	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.01
Net realized and unrealized loss on investments	(0.27)
Total from investment operations	(0.26)
Net asset value, end of period	$9.74
Total return (%)	(2.60)[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	$1
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	5.61[5]
Expenses including reductions and amounts recaptured	0.84[5]
Net investment income	0.36[5]
Portfolio turnover (%)	4

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Not annualized.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Annualized.

See notes to financial statements	Annual report | Fundamental Large Cap Core Fund	15

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Core Fund (the Fund) is a diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the period ended July 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Other portfolio securities and

16	Fundamental Large Cap Core Fund | Annual report

assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the period ended July 31, 2011, the Fund had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Annual report | Fundamental Large Cap Core Fund	17

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law.

As of July 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of July 31, 2011, the components of distributable earnings on a tax basis included $13,010 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The Fund had no material book-tax differences at July 31, 2011.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 0.725% of the first $500,000,000 of the Fund’s average daily net assets; b) 0.700% of the next $500,000,000; c) 0.675% of the next $500,000,000; and d) 0.650% of the Fund’s average daily net assets in excess of $1,500,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

18	Fundamental Large Cap Core Fund | Annual report

The investment management fees incurred for the period ended July 31, 2011 were equivalent to an annual effective rate of 0.725% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund. This voluntary arrangement may be amended or terminated at any time by the Adviser upon notice to the funds.

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excludes interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements were such that these expenses will not exceed 1.30% and 0.84% for Class A and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until December 31, 2012 unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Additionally, the Adviser has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, blue sky fees, taxes, printing and postage, brokerage commissions, interest expenses, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.20% of average net assets.

Accordingly, these expense reductions described above amounted to $14,465 and $8,796 for Class A and Class I shares, respectively, for the period ended July 31, 2011.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to commencement of operations, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. For the period ended July 31, 2011, the Fund did not recapture any expenses. In addition, there were $23,241 in waived or reimbursed expenses subject to potential recovery through July 1, 2014. Certain reimbursements or waivers are not subject to recapture.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended July 31, 2011 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up 0.30% for Class A shares for distribution and service fees, expressed as an annual percentage of average daily net assets.

Annual report | Fundamental Large Cap Core Fund	19

Sales charges. Class A shares are assessed up-front sales charges. During the period ended July 31, 2011, there were no up-front sales charges for Class A shares.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended July 31, 2011 were:

	DISTRIBUTION	TRANSFER	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	POSTAGE

A	$933	$529	$200
I	—	99	100
Total	$933	$628	$300

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

Note 5 — Fund share transactions

Transactions in Fund shares for the period ended July 31, 2011 were as follows:

	Period ended 7-31-11[1]
	Shares	Amount
Class A shares

Sold	202,555	$2,023,250

Net increase	202,555	$2,023,250

Class I shares

Sold	115,490	$1,154,900

Net increase	115,490	$1,154,900

Net increase	318,045	$3,178,150

1 Period from 6-1-11 (commencement of operations) to 7-31-11.

Affiliates of the Fund owned 93% and 100% of shares of Class A and Class I, respectively, on July 31, 2011.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $3,174,424 and $122,829, respectively, for the period ended July 31, 2011.

20	Fundamental Large Cap Core Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental Large Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Fundamental Large Cap Core Fund (the “Fund”) at July 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2011 (commencement of operations) through July 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 23, 2011

Annual report | Fundamental Large Cap Core Fund	21

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

At an in-person meeting on March 23–25, 2011 the Board of Trustees of John Hancock Funds II (the Trust), including all of the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the following new series of the Trust:

Fundamental Large Cap Value Fund
Fundamental Large Cap Core Fund
Fundamental All Cap Core Fund
(the New Portfolios)

This section describes the evaluation by the Board of Trustees of:

(a) an amendment (the Advisory Agreement Amendment) to the advisory agreement between the Trust and John Hancock Investment Management Services, LLC (the Adviser or JHIMS) to add the New Portfolios; and

(b) an amendment (the Subadvisory Agreement Amendment) to the subadvisory agreement between the Adviser and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadviser) to add the New Portfolios.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the Funds) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2. the investment performance of the Funds and their subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s manager-of-managers advisory structure, the costs of the services to be provided and the profits to be realized by those

22	Fundamental Large Cap Core Fund | Annual report

subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory Agreement Amendment and Subadvisory Agreement Amendment

At an in-person meeting on March 23–25, 2011, the Board, including all the Independent Trustees, approved the Advisory Agreement Amendment and the Subadvisory Agreement Amendment with respect to each of the New Portfolios.

In considering the Advisory Agreement Amendment and the Subadvisory Agreement Amendment, the Board received in advance of the meeting a variety of materials relating to each New Portfolio, the Adviser and the Subadviser, including comparative performance (if available), fee and expense information for a peer group of similar mutual funds and other information regarding the nature, extent and quality of services to be provided by the Adviser and the Subadviser under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadviser with respect to other funds in the Trust and in John Hancock Variable Insurance Trust, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadviser. The Board also took into account information with respect to the New Portfolios presented at the January 10, 2011 meeting. The Board noted the affiliation of the Subadviser with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement Amendment

The Trustees took into account their knowledge of JHIMS’s management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes.

In approving the Advisory Agreement Amendment, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

Annual report | Fundamental Large Cap Core Fund	23

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) recognized JHIMS’ reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments; and

(d) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to perform its services under the Advisory Agreement Amendment with respect to the New Portfolios;

(2) — (a) considered the performance of other comparable funds, if any, managed by the Adviser and the Subadviser and the performance of such funds’ respective benchmarks and comparable funds in their peer group; and

(b) the performance of other Trust and John Hancock Variable Insurance Trust funds managed by the Adviser and the Subadviser;

(3) — (a) reviewed the advisory fee structure for the New Portfolios and the incorporation of subadvisory fee breakpoints (as described below under Approval of Subadvisory Agreements) and concluded that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of the New Portfolios to benefit from economies of scale if the assets of such funds grow;

(b) the Board also considered the effect of the New Portfolios’ potential growth in size on their performances and fees. The Board noted that if the New Portfolios’ assets increase over time, the New Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses; and

(c) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

(4) — (a) reviewed and considered information presented by JHIMS regarding the anticipated profitability of JHIMS’ and its affiliates’ relationship with the New Portfolios and whether JHIMS has the financial ability to provide a high level of services to the New Portfolios;

(b) considered that JHIMS also will provide administrative services to the New Portfolios on a cost basis pursuant to an administrative services agreement and that John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, will provide transfer agency services and distribution services to the New Portfolios, respectively;

24	Fundamental Large Cap Core Fund | Annual report

(c) noted that the Subadviser is an affiliate of the Adviser;

(d) considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the New Portfolios;

(e) noted that for the New Portfolios, JHIMS will pay the subadvisory fee out of the advisory fees JHIMS will receive from the New Portfolios; and

(f) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Portfolios and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ anticipated level of profitability, if any, from their relationship with the New Portfolios was reasonable and not excessive.

(5) reviewed comparative information with respect to the advisory fee rates, and concluded that the anticipated advisory fees for the New Portfolios are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure. The Board also noted that the Adviser pays the subadvisory fees of the New Portfolios. The Board also took into account the level and quality of services expected to be provided by JHIMS with respect to the New Portfolios, as well as the other factors considered. The Board concluded that the advisory fees to be paid by the Trust with respect to the New Portfolios were reasonable in light of such information.

Additional information that the Board considered in approving the Advisory Agreement Amendment is set forth in Appendix A.

Approval of Subadvisory Agreement Amendment

In making its determination with respect to the Subadvisory Agreement Amendment and with reference to the factors that it considers in considering approval of subadvisory agreements, the Board reviewed or considered:

1. information relating to the Subadviser’s business, including current subadvisory services to the Trust and John Hancock Variable Insurance Trust;

2. the historical performance of comparable funds previously managed by the proposed portfolio managers for the New Portfolios, and of other Trust and John Hancock Variable Insurance Trust funds managed by the Subadviser; and

3. the proposed subadvisory fees for the New Portfolios, including any breakpoints, and comparative fee information as set forth in Appendix A.

With respect to the services to be provided by the Subadviser, the Board considered, among other information, the Subadviser’s current level of staffing and its overall resources. The Board took into account the Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment personnel who would provide services to the New Portfolios. The Board also took into account its knowledge of the Subadviser’s provision of services to other funds in the Trust and John Hancock Variable Insurance Trust and information received during the past year, including among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadviser and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the

Annual report | Fundamental Large Cap Core Fund	25

Subadviser and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadviser.

The Board considered the Subadviser’s investment process and philosophy. The Board also compared the subadvisory fees paid by the Adviser to fees charged by the Subadviser to manage other comparable subadvised portfolios and portfolios not subject to regulation under the 1940 Act, if applicable.

The Board’s decision to approve the Subadvisory Agreement Amendment was based on a number of determinations, including the following:

1. The Subadviser has demonstrated skills as a manager, is currently the subadviser to multiple funds of the Trust and John Hancock Variable Insurance Trust and the Board is generally satisfied with the Subadviser’s management of these funds, and may reasonably be expected to provide a high quality of investment management services and personnel to each of the New Portfolios;

2. The Board noted the performance history of comparable funds previously advised by the New Portfolio’s portfolio managers;

3. The subadvisory fees for the New Portfolios are: (i) within industry norms and (ii) paid by the Adviser and not by the New Portfolios, and are reasonable; and

4. Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the New Portfolios.

Additional information that the Board considered in approving the Subadvisory Agreement Amendment is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the approval of the Advisory Agreement Amendment and the Subadvisory Agreement Amendment would be in the best interest of each of the New Portfolios and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement Amendment and the Subadvisory Agreement Amendment.

Appendix A

Performance of Fund,
Portfolio (Subadviser)	as of December 31, 2010	Fees and Expenses

Fundamental Large	The Board noted the	Estimated advisory fees for
Cap Core	performance history of com-	this Fund were lower than its
	parable funds previously	peer group median.
(John Hancock Asset	advised by the Portfolio’s
Management U.S.)	portfolio managers.	Estimated subadvisory fees
for this Fund were lower
than its peer group median.

26	Fundamental Large Cap Core Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	214

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	214

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra
Financial Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock
Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of
John Hancock Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	214

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	214

Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization
(since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head &
Senior Managing Director, Putnam Investments (2000–2003); Executive Vice President, Thomson Corp.
(1997–2000) (financial information publishing). Trustee of John Hancock Variable Insurance Trust (since
2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	214

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates, Born: 1946	2005	214

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services
Corporation (1995–2007); and Connecticut River Bancorp (since 1998); Director of the following
Mutual Funds: Phoenix Mutual Funds (1988–2008); Virtus Funds (since 2008); and Emerson Investment
Management (since 2000). Chairman of the Boards of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005). Trustee of John Hancock Variable Insurance Trust (since 2004),
John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Annual report | Fundamental Large Cap Core Fund	27

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Steven M. Roberts, Born: 1944	2008	214

Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve
System (2005–2008); Partner, KPMG (1987–2004). Trustee of John Hancock Variable Insurance Trust
(since 2008) and John Hancock Funds II (since September 2008).

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	214

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

28	Fundamental Large Cap Core Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Fundamental Large Cap Core Fund	29

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Grace K. Fey
Charles L. Bardelis*	Subadviser
Peter S. Burgess*	John Hancock Asset Management
Theron S. Hoffman	(formerly MFC Global Investment
Hassell H. McClellan	Management (U.S.), LLC)
Steven M. Roberts*
Principal distributor
Officers	John Hancock Funds, LLC
Hugh McHaffie
President	Custodian
State Street Bank and Trust Company
Thomas M. Kinzler
Secretary and Chief Legal Officer	Transfer agent
John Hancock Signature Services, Inc.
Francis V. Knox, Jr.
Chief Compliance Officer	Legal counsel
K&L Gates LLP
Michael J. Leary
Treasurer	Independent registered
public accounting firm
Charles A. Rizzo	PricewaterhouseCoopers LLP
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

30	Fundamental Large Cap Core Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Fundamental Large Cap Core Fund.	3720A 7/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	9/11

John Hancock

MUTUAL FUNDS

John Hancock

Fundamental Large Cap Value Fund

Annual Report

7.31.11

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on June 1, 2011 with the same investment held until July 31, 2011.

	Account value	Ending value	Expenses paid during
	on 6-1-11	on 7-31-11	period ended 7-31-11[1]

Class A	$1,000.00	$946.00	$2.11

Class I	1,000.00	946.00	1.37

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

6	Fundamental Large Cap Value Fund | Annual report

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2011 with the same investment held until July 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-11	on 7-31-11	period ended 7-31-11[2]

Class A	$1,000.00	$1,018.30	$6.51

Class I	1,000.00	1,020.60	4.21

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.30% and 0.84% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period).

2 Expenses are equal to the Fund’s annualized expense ratio of 1.30% and 0.84% for Class A and Class I shares, respectively multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual report | Fundamental Large Cap Value Fund	7

Portfolio summary

Top 10 Holdings (32.6% of Net Assets on 7-31-11)[1,2]

Diageo PLC	4.0%	Pfizer, Inc.	3.0%

Home Depot, Inc.	3.8%	Qualcomm, Inc.	3.0%

JPMorgan Chase & Company	3.7%	Moody’s Corp.	3.0%

Amgen, Inc.	3.4%	Novartis AG	2.8%

Cisco Systems, Inc.	3.1%	Bank of America Corp.	2.8%

Sector Composition[2,3]

Financials	22%	Energy	10%

Health Care	16%	Industrials	9%

Consumer Discretionary	16%	Utilities	1%

Consumer Staples	12%	Other	2%

Information Technology	12%

1 Cash and cash equivalents not included in Top 10 Holdings.

2 As a percentage of net assets on 7-31-11.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8	Fundamental Large Cap Value Fund | Annual report

Fund’s investments

As of 7-31-11

	Shares	Value
Common Stocks 98.48%		$2,899,255

(Cost $3,074,758)

Consumer Discretionary 15.85%		466,748

Hotels, Restaurants & Leisure 2.79%

Carnival Corp.	2,462	81,985

Household Durables 2.63%

Dorel Industries, Inc., Class B	1,120	32,811

Lennar Corp., Class A	2,529	44,738

Media 2.94%

Comcast Corp., Class A	1,770	42,515

Omnicom Group, Inc.	941	44,152

Multiline Retail 1.62%

Target Corp.	926	47,680

Specialty Retail 5.87%

Home Depot, Inc.	3,174	110,868

Lowe’s Companies, Inc.	2,873	61,999

Consumer Staples 11.73%		345,243

Beverages 5.59%

Diageo PLC, ADR	1,445	117,390

PepsiCo, Inc.	736	47,133

Food & Staples Retailing 2.95%

Safeway, Inc.	2,117	42,700

Walgreen Company	1,129	44,076

Household Products 2.03%

Clorox Company	464	33,218

The Procter & Gamble Company	432	26,564

Tobacco 1.16%

Philip Morris International, Inc.	480	34,162

Energy 10.14%		298,460

Oil, Gas & Consumable Fuels 10.14%

Chevron Corp.	761	79,159

ConocoPhillips	1,070	77,029

Exxon Mobil Corp.	827	65,986

Occidental Petroleum Corp.	777	76,286

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	9

	Shares	Value
Financials 22.72%		$669,003

Capital Markets 4.90%

Northern Trust Corp.	927	41,627

State Street Corp.	1,358	56,316

The Goldman Sachs Group, Inc.	344	46,430

Commercial Banks 4.29%

U.S. Bancorp	2,430	63,326

Wells Fargo & Company	2,249	62,837

Diversified Financial Services 9.52%

Bank of America Corp.	8,508	82,613

JPMorgan Chase & Company	2,712	109,700

Moody’s Corp.	2,471	87,992

Insurance 4.01%

Prudential Financial, Inc.	1,266	74,289

Stewart Information Services Corp.	4,139	43,873

Health Care 16.59%		488,310

Biotechnology 3.37%

Amgen, Inc. (I)	1,815	99,281

Health Care Equipment & Supplies 1.85%

Medtronic, Inc.	1,512	54,508

Health Care Providers & Services 2.99%

Amsurg Corp. (I)	1,349	34,305

WellPoint, Inc.	793	53,567

Pharmaceuticals 8.38%

Merck & Company, Inc.	2,201	75,120

Novartis AG, ADR	1,356	82,987

Pfizer, Inc.	4,602	88,542

Industrials 8.72%		256,599

Aerospace & Defense 1.14%

The Boeing Company	477	33,614

Air Freight & Logistics 2.30%

FedEx Corp.	780	67,766

Commercial Services & Supplies 3.50%

Avery Dennison Corp.	2,285	72,092

Cintas Corp.	951	30,955

Industrial Conglomerates 1.78%

General Electric Company	2,913	52,172

Information Technology 11.68%		343,897

Communications Equipment 6.84%

Cisco Systems, Inc.	5,708	91,157

Qualcomm, Inc.	1,611	88,251

Tellabs, Inc.	5,313	21,996

Computers & Peripherals 1.04%

Dell, Inc. (I)	1,878	30,499

IT Services 1.51%

Broadridge Financial Solutions, Inc.	1,929	44,483

10	Fundamental Large Cap Value Fund | Annual report	See notes to financial statements

	Shares	Value
Software 2.29%

Nintendo Company, Ltd., ADR	1,120	$22,344

Oracle Corp.	1,477	45,167

Utilities 1.05%		30,995

Electric Utilities 1.05%

Entergy Corp.	464	30,995

Total investments (Cost $3,074,758)† 98.48%		$2,899,255

Other assets and liabilities, net 1.52%		$44,694

Total net assets 100.00%		$2,943,949

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

(I) Non-income producing security.

† At 7-31-11, the aggregate cost of investment securities for federal income tax purposes was $3,075,760. Net unrealized depreciation aggregated $176,505, of which $13,446 related to appreciated investment securities and $189,951 related to depreciated investment securities.

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	11

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $3,074,758)	$2,899,255
Cash	63,846
Dividends receivable	2,372
Receivable due from adviser	576
Other receivables and prepaid expenses	1,777

Total assets	2,967,826

Liabilities

Payable for investments purchased	445
Payable to affiliates
Accounting and legal services fees	71
Transfer agent fees	330
Trustees’ fees	4
Other liabilities and accrued expenses	23,027

Total liabilities	23,877

Net assets

Capital paid-in	$3,110,101
Undistributed net investment income	3,043
Accumulated net realized gain on investments and foreign
currency transactions	6,308
Net unrealized appreciation (depreciation) on investments	(175,503)

Net assets	$2,943,949

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($1,850,813 ÷ 195,710 shares)	$9.46
Class I ($1,093,136 ÷ 115,500 shares)	$9.46

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[1]	$9.96

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

12	Fundamental Large Cap Value Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 7-31-111

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$7,721

Expenses

Investment management fees (Note 4)	3,450
Distribution and service fees (Note 4)	929
Accounting and legal services fees (Note 4)	71
Transfer agent fees (Note 4)	625
Trustees’ fees (Note 4)	5
Printing and postage (Note 4)	300
Professional fees	20,761
Custodian fees	1,972
Registration and filing fees	575
Other	17

Total expenses before reductions and amounts recaptured	28,705
Less expense reductions and amounts recaptured (Note 4)	(23,140)

Net expenses	5,565

Net investment income	2,156

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	6,308
Foreign currency transactions	(42)
6,266
Change in net unrealized appreciation (depreciation) of
Investments	(175,503)

Net realized and unrealized loss	(169,237)

Decrease in net assets from operations	($167,081)

1 Period from 6-1-11 (commencement of operations) to 7-31-11.

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	13

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

This Statement of changes in net assets shows how the value of the Fund’s net assets has changed since inception. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

Period
ended
7-31-11[1]
Increase (decrease) in net assets

From operations
Net investment income	$2,156
Net realized gain	6,266
Change in net unrealized appreciation (depreciation)	(175,503)

Decrease in net assets resulting from operations	(167,081)

From Fund share transactions (Note 5)	3,111,030

Total increase	2,943,949

Net assets

Beginning of period	—

End of period	$2,943,949

Undistributed net investment income	$3,043

1 Period from 6-1-11 (commencement of operations) to 7-31-11.

14	Fundamental Large Cap Value Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	—[3]
Net realized and unrealized loss on investments	(0.54)
Total from investment operations	(0.54)
Net asset value, end of period	$9.46
Total return (%)[4,5]	(5.40)[6]

Ratios and supplemental data

Net assets, end of period (in millions)	$2
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	5.95[7]
Expenses including reductions and amounts recaptured	1.30[7]
Net investment income	0.26[7]
Portfolio turnover (%)	5

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Does not reflect the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the period shown.
6 Not annualized.
7 Annualized.

CLASS I SHARES Period ended	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.01
Net realized and unrealized loss on investments	(0.55)
Total from investment operations	(0.54)
Net asset value, end of period	$9.46
Total return (%)[3]	(5.40)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$1
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	5.61[5]
Expenses including reductions and amounts recaptured	0.84[5]
Net investment income	0.74[5]
Portfolio turnover (%)	5

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period shown.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	15

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Value Fund (the Fund) is a diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the period ended July 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined

16	Fundamental Large Cap Value Fund | Annual report

in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the period ended July 31, 2011, the Fund had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Annual report | Fundamental Large Cap Value Fund	17

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law.

As of July 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of July 31, 2011, the components of distributable earnings on a tax basis included $10,353 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The Fund had no material book-tax differences at July 31, 2011.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 0.70% of the first $500,000,000 of the Fund’s average daily net assets; b) 0.65% of the next $500,000,000; and c) 0.60% of the Fund’s average daily net assets in excess of $1,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the period ended July 31, 2011 were equivalent to an annual effective rate of 0.70% of the Fund’s average daily net assets.

18	Fundamental Large Cap Value Fund | Annual report

The Adviser has contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund. This voluntary arrangement may be amended or terminated at any time by the Adviser upon notice to the funds.

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excludes interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements were such that these expenses will not exceed 1.30% and 0.84% for Class A and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until December 31, 2012 unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Additionally, the Adviser has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, blue sky fees, taxes, printing and postage, brokerage commissions, interest expenses, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.20% of average net assets.

Accordingly, these expense reductions described above amounted to $14,402 and $8,738 for Class A and Class I shares, respectively, for the period ended July 31, 2011.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to commencement of operations, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. For the period ended July 31, 2011, the Fund did not recapture any expenses. In addition, there were $23,120 in waived or reimbursed expenses subject to potential recovery through July 1, 2014. Certain reimbursements or waivers are not subject to recapture.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for period ended July 31, 2011 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up 0.30% for Class A shares for distribution and service fees, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares are assessed up-front sales charges. During the period ended July 31, 2011, there were no up-front sales charges for Class A shares.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent

Annual report | Fundamental Large Cap Value Fund	19

fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended July 31, 2011 were:

	DISTRIBUTION	TRANSFER	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	POSTAGE FEES

Class A	$929	$527	$200
Class I	—	98	100
Total	$929	$625	$300

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

Note 5 — Fund share transactions

Transactions in Fund shares for the period ended July 31, 2011 were as follows:

	Period ended 7-31-11[1]
	Shares	Amount
Class A shares

Sold	195,710	$1,956,030

Net increase	195,710	$1,956,030

Class I shares

Sold	115,500	$1,155,000

Net increase	115,500	$1,155,000

Net increase	311,210	$3,111,030

1 Period from 6-1-11 (commencement of operations) to 7-31-11.

Affiliates of the Fund owned 97% and 100% of shares of Class A and Class I, respectively, on July 31, 2011.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $3,223,713 and $155,263, respectively, for the period ended July 31, 2011.

20	Fundamental Large Cap Value Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Fundamental Large Cap Value Fund (the “Fund”) at July 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2011 (commencement of operations) through July 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 23, 2011

Annual report | Fundamental Large Cap Value Fund	21

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

At an in-person meeting on March 23–25, 2011 the Board of Trustees of John Hancock Funds II (the Trust), including all of the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the following new series of the Trust:

Fundamental Large Cap Value Fund
Fundamental Large Cap Core Fund
Fundamental All Cap Core Fund
(the New Portfolios)

This section describes the evaluation by the Board of Trustees of:

(a) an amendment (the Advisory Agreement Amendment) to the advisory agreement between the Trust and John Hancock Investment Management Services, LLC (the Adviser or JHIMS) to add the New Portfolios; and

(b) an amendment (the Subadvisory Agreement Amendment) to the subadvisory agreement between the Adviser and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadviser) to add the New Portfolios.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the Funds) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2. the investment performance of the Funds and their subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s manager-of-managers advisory structure, the costs of the services to be provided and the profits to be realized by those

22	Fundamental Large Cap Value Fund | Annual report

subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory Agreement Amendment and Subadvisory Agreement Amendment

At an in-person meeting on March 23–25, 2011, the Board, including all the Independent Trustees, approved the Advisory Agreement Amendment and the Subadvisory Agreement Amendment with respect to each of the New Portfolios.

In considering the Advisory Agreement Amendment and the Subadvisory Agreement Amendment, the Board received in advance of the meeting a variety of materials relating to each New Portfolio, the Adviser and the Subadviser, including comparative performance (if available), fee and expense information for a peer group of similar mutual funds and other information regarding the nature, extent and quality of services to be provided by the Adviser and the Subadviser under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadviser with respect to other funds in the Trust and in John Hancock Variable Insurance Trust, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadviser. The Board also took into account information with respect to the New Portfolios presented at the January 10, 2011 meeting. The Board noted the affiliation of the Subadviser with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement Amendment

The Trustees took into account their knowledge of JHIMS’s management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes.

In approving the Advisory Agreement Amendment, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

Annual report | Fundamental Large Cap Value Fund	23

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) recognized JHIMS’ reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments; and

(d) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to perform its services under the Advisory Agreement Amendment with respect to the New Portfolios;

(2) — (a) considered the performance of other comparable funds, if any, managed by the Adviser and the Subadviser and the performance of such funds’ respective benchmarks and comparable funds in their peer group; and

(b) the performance of other Trust and John Hancock Variable Insurance Trust funds managed by the Adviser and the Subadviser;

(3) — (a) reviewed the advisory fee structure for the New Portfolios and the incorporation of subadvisory fee breakpoints (as described below under Approval of Subadvisory Agreements) and concluded that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of the New Portfolios to benefit from economies of scale if the assets of such funds grow;

(b) the Board also considered the effect of the New Portfolios’ potential growth in size on their performances and fees. The Board noted that if the New Portfolios’ assets increase over time, the New Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses; and

(c) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

(4) — (a) reviewed and considered information presented by JHIMS regarding the anticipated profitability of JHIMS’ and its affiliates’ relationship with the New Portfolios and whether JHIMS has the financial ability to provide a high level of services to the New Portfolios;

(b) considered that JHIMS also will provide administrative services to the New Portfolios on a cost basis pursuant to an administrative services agreement and that John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, will provide transfer agency services and distribution services to the New Portfolios, respectively;

24	Fundamental Large Cap Value Fund | Annual report

(c) noted that the Subadviser is an affiliate of the Adviser;

(d) considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the New Portfolios;

(e) noted that for the New Portfolios, JHIMS will pay the subadvisory fee out of the advisory fees JHIMS will receive from the New Portfolios; and

(f) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Portfolios and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ anticipated level of profitability, if any, from their relationship with the New Portfolios was reasonable and not excessive.

(5) reviewed comparative information with respect to the advisory fee rates, and concluded that the anticipated advisory fees for the New Portfolios are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure. The Board also noted that the Adviser pays the subadvisory fees of the New Portfolios. The Board also took into account the level and quality of services expected to be provided by JHIMS with respect to the New Portfolios, as well as the other factors considered. The Board concluded that the advisory fees to be paid by the Trust with respect to the New Portfolios were reasonable in light of such information.

Additional information that the Board considered in approving the Advisory Agreement Amendment is set forth in Appendix A.

Approval of Subadvisory Agreement Amendment

In making its determination with respect to the Subadvisory Agreement Amendment and with reference to the factors that it considers in considering approval of subadvisory agreements, the Board reviewed or considered:

1. information relating to the Subadviser’s business, including current subadvisory services to the Trust and John Hancock Variable Insurance Trust;

2. the historical performance of comparable funds previously managed by the proposed portfolio managers for the New Portfolios, and of other Trust and John Hancock Variable Insurance Trust funds managed by the Subadviser; and

3. the proposed subadvisory fees for the New Portfolios, including any breakpoints, and comparative fee information as set forth in Appendix A.

With respect to the services to be provided by the Subadviser, the Board considered, among other information, the Subadviser’s current level of staffing and its overall resources. The Board took into account the Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment personnel who would provide services to the New Portfolios. The Board also took into account its knowledge of the Subadviser’s provision of services to other funds in the Trust and John Hancock Variable Insurance Trust and information received during the past year, including among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadviser and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the

Annual report | Fundamental Large Cap Value Fund	25

Subadviser and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadviser.

The Board considered the Subadviser’s investment process and philosophy. The Board also compared the subadvisory fees paid by the Adviser to fees charged by the Subadviser to manage other comparable subadvised portfolios and portfolios not subject to regulation under the 1940 Act, if applicable.

The Board’s decision to approve the Subadvisory Agreement Amendment was based on a number of determinations, including the following:

1. The Subadviser has demonstrated skills as a manager, is currently the subadviser to multiple funds of the Trust and John Hancock Variable Insurance Trust and the Board is generally satisfied with the Subadviser’s management of these funds, and may reasonably be expected to provide a high quality of investment management services and personnel to each of the New Portfolios;

2. The Board noted the performance history of comparable funds previously advised by the New Portfolio’s portfolio managers;

3. The subadvisory fees for the New Portfolios are: (i) within industry norms and (ii) paid by the Adviser and not by the New Portfolios, and are reasonable; and

4. Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the New Portfolios.

Additional information that the Board considered in approving the Subadvisory Agreement Amendment is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the approval of the Advisory Agreement Amendment and the Subadvisory Agreement Amendment would be in the best interest of each of the New Portfolios and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement Amendment and the Subadvisory Agreement Amendment.

Appendix A

Performance of Fund,
Portfolio (Subadviser)	as of December 31, 2010	Fees and Expenses

Fundamental Large	The Board noted the	Estimated advisory fees for
Cap Value	performance history of com-	this Fund were lower than its
	parable funds previously	peer group median.
(John Hancock Asset	advised by the Portfolio’s
Management U.S.)	portfolio managers.	Estimated subadvisory fees
for this Fund were lower
than its peer group median.

26	Fundamental Large Cap Value Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	214

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	214

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra
Financial Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock
Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of
John Hancock Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	214

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	214

Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization
(since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head &
Senior Managing Director, Putnam Investments (2000–2003); Executive Vice President, Thomson Corp.
(1997–2000) (financial information publishing). Trustee of John Hancock Variable Insurance Trust (since
2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	214

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates, Born: 1946	2005	214

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services
Corporation (1995–2007); and Connecticut River Bancorp (since 1998); Director of the following
Mutual Funds: Phoenix Mutual Funds (1988–2008); Virtus Funds (since 2008); and Emerson Investment
Management (since 2000). Chairman of the Boards of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005). Trustee of John Hancock Variable Insurance Trust (since 2004),
John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Annual report | Fundamental Large Cap Value Fund	27

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven M. Roberts, Born: 1944	2008	214

Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve
System (2005–2008); Partner, KPMG (1987–2004). Trustee of John Hancock Variable Insurance Trust
(since 2008) and John Hancock Funds II (since September 2008).

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	214

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

28	Fundamental Large Cap Value Fund | Annual report

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Francis V. Knox, Jr., Born: 1947		2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965		2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957		2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955		2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Fundamental Large Cap Value Fund	29

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Grace K. Fey
Charles L. Bardelis*	Subadviser
Peter S. Burgess*	John Hancock Asset Management
Theron S. Hoffman	(formerly MFC Global Investment
Hassell H. McClellan	Management (U.S.), LLC)
Steven M. Roberts*
Principal distributor
Officers	John Hancock Funds, LLC
Hugh McHaffie
President	Custodian
State Street Bank and Trust Company
Thomas M. Kinzler
Secretary and Chief Legal Officer	Transfer agent
John Hancock Signature Services, Inc.
Francis V. Knox, Jr.
Chief Compliance Officer	Legal counsel
K&L Gates LLP
Michael J. Leary
Treasurer	Independent registered
public accounting firm
Charles A. Rizzo	PricewaterhouseCoopers LLP
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

30	Fundamental Large Cap Value Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Fundamental Large Cap Value Fund.	3740A 7/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	9/11

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year July 31, 2011 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)Not applicable

(c)Not applicable

(d)Not applicable

(e)Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

John Hancock Trust

John Hancock Funds

John Hancock Funds II

John Hancock Funds III

Sarbanes-Oxley Code of Ethics

for

Principal Executive, Principal Financial Officers & Treasurer

I.                   Covered Officers/Purpose of the Code

This code of ethics (this “Code”) for John Hancock Trust, John Hancock Funds[1], John Hancock Funds II and John Hancock Funds III, each a registered management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which may issue shares in separate and distinct series (each investment company and series thereunder to be hereinafter referred to as a “Fund”), applies to each Fund’s Principal Executive Officer (“President”), Principal Financial Officer (“Chief Financial Officer”) and Treasurer (“Treasurer”) (the “Covered Officers” as set forth in Exhibit A) for the purpose of promoting:

⇒      honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

⇒      full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

⇒      compliance with applicable laws and governmental rules and regulations;

⇒      the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

⇒      accountability for adherence to the Code.

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Each of the Covered Officers should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.                Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview

A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the Fund.  For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund. Certain conflicts of interest arise out of the relationships between the Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Each of the Covered Officers is an officer or employee of the investment adviser or a service provider (“Service Provider”) to the Fund. The Fund’s, the investment adviser’s and the Service Provider’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the investment adviser and the Service Provider of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund, for the investment adviser or for the Service Provider), be involved in establishing policies and implementing decisions which will have different effects on the investment adviser, the Service Provider and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and the Service Provider and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. Thus, if such participation is performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, it will be deemed to have been handled ethically. In addition, it is recognized by the Fund’s Board of Trustees/Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other Codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but the Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of an Covered Officer should not be placed improperly before the interest of the Fund.

*                      *                      *

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Each Covered Officer must:

⇒      not use his/her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

⇒      not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than for the benefit of the Fund; and

⇒      not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Additionally, conflicts of interest may arise in other situations, the propriety of which may be discussed, if material, with the Fund’s Chief Compliance Officer (“CCO”).  Examples of these include:

⇒      service as a director/trustee on the board of any public or private company;

⇒      the receipt of any non-nominal gifts;

⇒      the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety (or other formulation as the Fund already uses in another code of conduct);

⇒      any ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than its investment adviser, any sub-adviser, principal underwriter, administrator or any affiliated person thereof; and

⇒      a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III.             Disclosure & Compliance

⇒      Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Fund;

⇒      Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

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⇒      Each Covered Officer should, to the extent appropriate within his/her area of responsibility, consult with other officers and employees of the Fund and the Fund’s adviser or any sub-adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

⇒      It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.              Reporting & Accountability

Each Covered Officer must:

⇒      upon adoption of the Code (or thereafter as applicable, upon becoming an Covered Officer), affirm in writing to the Fund’s CCO that he/she has received, read, and understands the Code;

⇒      annually thereafter affirm to the Fund’s CCO that he/she has complied with the requirements of the Code;

⇒      not retaliate against any employee or Covered Officer or their affiliated persons for reports of potential violations that are made in good faith;

⇒      notify the Fund’s CCO promptly if he/she knows of any violation of this Code (Note: failure to do so is itself a violation of this Code); and

⇒      report at least annually any change in his/her affiliations from the prior year.

The Fund’s CCO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation.  However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund’s Board or the Compliance Committee thereof (the “Committee”).

The Fund will follow these procedures in investigating and enforcing this Code:

⇒      the Fund’s CCO will take all appropriate action to investigate any potential violations reported to him/her;

⇒      if, after such investigation, the CCO believes that no violation has occurred, the CCO is not required to take any further action;

⇒      any matter that the CCO believes is a violation will be reported to the Board or, if applicable, Compliance Committee;

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⇒      if the Board or, if applicable, Compliance Committee concurs that a violation has occurred, the Board, either upon its determination of a violation or upon recommendation of the Compliance Committee, if applicable, will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Service Provider or the investment adviser or its board; or a recommendation to dismiss the Registrant’s Executive Officer;

⇒      the Board, or if applicable the Compliance Committee, will be responsible for granting waivers, as appropriate; and

⇒      any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.                 Other Policies & Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, the Fund’s adviser, any sub-adviser, principal underwriter or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund’s and its investment adviser’s codes of ethics under Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act, respectively, are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.              Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Fund’s Board, including a majority of independent directors.

VII.           Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fund’s Board and its counsel, the investment adviser and the relevant Service Providers.

VIII.        Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

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Exhibit A

Persons Covered by this Code of Ethics

(As of September 2010)

John Hancock Trust

⇒      Principal Executive Officer and President – Hugh McHaffie

⇒      Principal Financial Officer and Chief Financial Officer – Charles Rizzo

⇒      Treasurer  – Michael J. Leary

John Hancock Funds

⇒      Principal Executive Officer and President – Keith Hartstein

⇒      Principal Financial Officer and Chief Financial Officer – Charles Rizzo

⇒      Treasurer  – Salvatore Schiavone

John Hancock Funds II

⇒      Principal Executive Officer and President – Hugh McHaffie

⇒      Principal Financial Officer and Chief Financial Officer – Charles Rizzo

⇒      Treasurer  – Michael J. Leary

John Hancock Funds III

⇒      Principal Executive Officer and President – Keith Hartstein

⇒      Principal Financial Officer and Chief Financial Officer – Charles Rizzo

⇒      Treasurer  – Salvatore Schiavone

[1] John Hancock Funds includes the following trusts: John Hancock Bank and Thrift Opportunity Fund; John Hancock Bond Trust; John Hancock California Tax-Free Income Fund; John Hancock Capital Series; John Hancock Current Interest; John Hancock Equity Trust; John Hancock Income Securities Trust; John Hancock Investment Trust; John Hancock Investment Trust II; John Hancock Investment Trust III; John Hancock Investors Trust; John Hancock Municipal Securities Trust; John Hancock Patriot Premium Dividend Fund II; Trust; John Hancock Preferred Income Fund; John Hancock Preferred Income Fund II; John Hancock Preferred Income Fund III; John Hancock Series Trust; John Hancock Sovereign Bond Fund; John Hancock Strategic Series; John Hancock Tax-Exempt Series Fund; John Hancock World Fund; John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund.

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(f)(2) Not applicable.

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:

2011: $235,271
2010: $133,236

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b) AUDIT RELATED FEES:

2011: $9,647
2010: $0

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate reports in connection with service provider internal controls review.

(c) TAX FEES:

2011: $23,700
2010: $10,404

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax services provided by the principal accountant related to the review of the Registrant’s federal and state tax returns and tax distribution requirements.

(d) ALL OTHER FEES:

2011: $1,176
2010: $501

These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e) (1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $1,489,372 for the fiscal year ended July 31, 2011 and $4,977,397 for the fiscal year ended July 31, 2010.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess – Chairman
Charles L. Bardelis
Steven M. Roberts

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) This schedule is included as part of the Report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive Officer and Principal Financial Officer.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act.

(c)(1) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Hugh McHaffie
__________________
Hugh McHaffie
President
Date: September 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Hugh McHaffie
__________________
Hugh McHaffie
President
Date: September 23, 2011

/s/ Charles A. Rizzo
____________________
Charles A. Rizzo
Chief Financial Officer
Date: September 23, 2011